UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-2368

Name of Registrant:	Vanguard Fixed Income Securities Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	January 31

Date of reporting period:	February 1, 2005—July 31, 2005

Item 1:	Reports to Shareholders

Vanguard® U.S. Government Bond Funds

July 31, 2005

CONTENTS

1 CHAIRMAN’S LETTER
7 ADVISOR’S REPORTS
12 FUND PROFILES
18 GLOSSARY OF INVESTMENT TERMS
19 PERFORMANCE SUMMARIES
23 FINANCIAL STATEMENTS
56 ABOUT YOUR FUND'S EXPENSES
58 ADVISORY ARRANGEMENTS

SUMMARY

• During the six months ended July 31, 2005, the Vanguard U.S. Government Bond Funds posted returns that ranged from 0.5% to 2.8%.

• In an unusual bond-market phenomenon, interest rates rose at the short end of the maturity spectrum but fell at the long end.

• The funds’ results were roughly in line with those of their benchmark indexes. With one exception, they also led the average returns of competing funds.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

• Put your interests first at all times.

• Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

• Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

• Communicate candidly not only about the rewards of investing but also about the risks and costs.

• Maintain highly effective controls to safeguard your assets and protect your confidential information.

• Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

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CHAIRMAN’S LETTER

Dear Shareholder,

Over the course of the fiscal half-year, the U.S. bond market featured an atypical dichotomy in bond yields—yields generally rose at the short end of the maturity spectrum, while they fell at the long end. In this environment, the Vanguard U.S. Government Bond Funds posted total returns that ranged from 0.5% for the Investor Shares of the Inflation-Protected Securities Fund to 2.8% for the Admiral Shares of the Long-Term Treasury Fund.

The funds’ results were generally in line with the results of their benchmark indexes. All except the Intermediate-Term Treasury Fund surpassed the returns for their average peers. The table on page 2 shows six-month total returns (capital change plus reinvested distributions) for the funds and their comparative measures. See page 6 for a table showing each fund’s starting and ending share price, together with distributions to shareholders.

Reflecting trends in the broad bond market, yields rose in the half-year for all but one fund—the Long-Term Treasury Fund—with the largest increases occurring at the shorter end of the maturity range. The yield changes ranged from an increase of 0.62 percentage point for the Short-Term Treasury Fund’s Admiral Shares to a decrease of 0.20 percentage point for the Long-Term Treasury Fund’s Investor Shares. The annualized 30-day yield for each fund’s Investors Shares as of July 31 is shown in the table on page 4.

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates continued steadily upward, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed’s efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply

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across the maturity spectrum—a signal that inflation fears may have started to trouble bond investors.

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, returned a modest 0.9% during the six months. U.S. government securities and mortgage-backed debt outperformed corporate securities. Tax-exempt bonds did best.

The Federal Reserve raised the target federal funds rate in four equal steps, leaving it at 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the period at 3.39%. The yield of the 10-year Treasury note finished at 4.28%, an increase of 15 basis points (0.15 percentage point) over the six months. The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

Total Returns	Six Months Ended July 31, 2005

Vanguard Short-Term Treasury Fund
Investor Shares	0.6%
Admiral Shares	0.7
Lehman 1-5 Year Treasury Index	0.4
Average Short U.S. Treasury Fund*	0.5

Vanguard Short-Term Federal Fund
Investor Shares	0.6%
Admiral Shares	0.6
Lehman 1-5 Year Government Index	0.5
Average 1-5 Year U.S. Government Fund*	0.4

Vanguard Inflation-Protected
Securities Fund
Investor Shares	0.5%
Admiral Shares**	-1.2
Institutional Shares	0.5
Lehman Treasury Inflation Notes Index	0.5
Average Treasury Inflation Protected
Securities Fund*	0.2

Vanguard Intermediate-Term
Treasury Fund
Investor Shares	0.7%
Admiral Shares	0.7
Lehman 5-10 Year Treasury Index	0.8
Average General U.S. Treasury Fund*	1.5

Vanguard GNMA Fund
Investor Shares	1.1%
Admiral Shares	1.1
Lehman GNMA Index	1.1
Average GNMA Fund*	0.7

Vanguard Long-Term Treasury Fund
Investor Shares	2.7%
Admiral Shares	2.8
Lehman Long Treasury Index	2.8
Average General U.S. Treasury Fund*	1.5

*Derived from data provided by Lipper Inc.
**Return since inception on June 10, 2005.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during the early spring, but then seemed to follow the thermometer upward in May, June, and July. The broad market gained about 7% during the period.

For the first half of the period, investors remained cautious, even as the U.S. economy drummed out good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, in investors’ eyes, by skepticism that economic

2

growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape. Returns were similar for growth and value stocks. Small- and mid-capitalization stocks outperformed larger companies during the half-year, continuing recent trends. International stocks outperformed their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

Admiral™ Shares

A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares

This class of shares also carries low expenses and is available for a minimum investment of $5 million.

IN AN UNUSUAL MARKET, THE FUNDS GENERALLY MET THEIR OBJECTIVES

The fixed income market was a study in contrasts during the period. The yields of short-term bonds rose sharply (and prices declined), while the opposite phenomenon unfolded among longer-term securities. Although the interest-rate dynamics were unusual, the Government Bond Funds responded to this peculiar environment as expected. Each fund achieved its goal of providing a level of income that corresponded with its mandated average maturity and security type.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*

Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized

The Short-Term Treasury and Short-Term Federal Funds’ Investor Shares both posted 0.6% returns, surpassing their respective indexes and peer groups by a small margin. As the Federal Reserve’s monetary policy pushed short-term rates higher over the six months, the yields of both funds rose significantly, enhancing their prospective returns, but the immediate impact was a modest decline in share prices.

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The Inflation-Protected Securities Fund saw its share price fall by about –1.9%, as investors placed a slightly lower value on the securities’ built-in inflation hedge, but the fund’s 2.1% income return more than offset its capital decline for the six months. The fund’s 0.5% return was in line with the return of its benchmark and topped the average result for its peer group. In June, the fund began offering Admiral Shares to investors who meet the criteria for this lower-cost share class.

Both share classes of the Intermediate-Term Treasury Fund returned 0.7%, a bit below the return of the fund’s benchmark and nearly 1 percentage point below the average return for its peers. As we have noted in the past, this fund’s interest-rate sensitivity is not a good match with those of its benchmark and peers, a factor that diminishes the significance of the comparisons (this is equally true in periods when the fund has outperformed). During the past six months, the fund’s positioning was a modest drawback in relative terms.

Both share classes of the GNMA Fund earned a 1.1% return, equaling the benchmark’s result and surpassing that of the average peer. This fund is generally more sensitive to interest-rate variations than are Treasury funds of similar maturity. The fund’s advisor, Wellington Management Company, LLP, has navigated the unsettled rate environment with aplomb.

The Long-Term Treasury Fund’s Investor Shares posted a 2.7% return, falling just shy of the return of the index benchmark and surpassing the return of the fund’s peer group.

Yields and Returns
	SEC 30-Day Yields on July 31,		Components of Total Returns Twelve Months Ended July 31, 2005
Bond Fund (Investor Shares)	2004	2005	Capital Return	Income Return	Total Return

Short-Term Treasury	2.35%	3.50%	-1.3%	2.8%	1.5%

Short-Term Federal	2.69%	3.78%	-1.4%	3.0%	1.6%

Inflation-Protected Securities	1.51%*	1.57%*	1.2%	4.7%	5.9%

Intermediate-Term Treasury	3.59%	3.81%	-0.7%	4.6%	3.9%

GNMA	4.36%	4.41%	0.0%	4.7%	4.7%

Long-Term Treasury	4.72%	4.23%	6.2%	5.3%	11.5%

*Yield is not adjusted for inflation. The principal—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

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Six-month returns tell only half the story of bond fund performance. That’s because the return figures include the full impact of price changes, but just a half-year’s worth of interest income. For that reason, we offer the table on page 4 summarizing the funds’ 12-month performance.

Annualized Expense Ratios:*
Your fund compared with its peer group
Bond Fund	Investor Shares	Admiral Shares	Institutional Shares	Peer Group

Short-Term Treasury	0.25%	0.12%	--	0.55%
Short-Term Federal	0.20	0.12	--	0.93
Inflation-Protected
Securities	0.19	0.11	0.09%	0.93
Intermediate-Term
Treasury	0.25	0.12	--	0.62
GNMA	0.21	0.13	--	1.05
Long-Term Treasury	0.25	0.12	--	0.62

*Fund expense ratios reflect the six months ended July 31, 2005. Peer groups are: for the Short-Term Treasury Fund, the Average Short U.S. Treasury Fund; for the Short-Term Federal Fund, the Average 1–5 Year U.S. Government Fund; for the Inflation-Protected Securities Fund, the Average Treasury Inflation Protected Securities Fund; for the Intermediate-Term Treasury Fund, the Average General U.S. Treasury Fund; for the GNMA Fund, the Average GNMA Fund; and for the Long-Term Treasury Fund, the Average General U.S. Treasury Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004.

An important element of the funds’ competitive results in the current period, as always, was the skill of the investment advisors: Vanguard’s Fixed Income Group, which manages the three Treasury funds, the Short-Term Federal Fund, and the Inflation-Protected Securities Fund; and Wellington Management, which oversees the GNMA Fund. Also critically important were the funds’ extremely low operating costs. These low costs ensure that your fund can pass along a larger share of its gross return to you.

DON’T DISCOUNT THE VALUE OF BONDS

The past six months have been a somewhat perplexing time for bond market investors, with short-term rates rising and long-term rates moving lower. However, as I’ve counseled on many previous occasions, the wisest course of action is usually to simply stand fast.

In any situation, bonds remain an important component of a long-term portfolio, offering both risk control and diversification benefits. The lower volatility of bonds’ returns can mitigate the effects of the stock market’s unpredictability. For investors who seek the high credit quality of government bonds—along with the low cost and solid performance

5

records that Vanguard’s bond funds are known for—we believe the Government Bond Funds are a smart choice.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 12, 2005

Your Fund's Performance at a Glance			January 31, 2005-July 31, 2005
			Distributions Per Share
Bond Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Short-Term Treasury
Investor Shares	$10.45	$10.36	$0.15	$0.000
Admiral Shares	10.45	10.36	0.15	0.000

Short-Term Federal
Investor Shares	$10.39	$10.29	$0.16	$0.000
Admiral Shares	10.39	10.29	0.16	0.000

Inflation-Protected Securities
Investor Shares	$12.57	$12.33	$0.26	$0.039
Admiral Shares	25.00*	24.22	0.49	0.000
Institutional Shares	10.06	9.86	0.22	0.031

Intermediate-Term Treasury
Investor Shares	$11.28	$11.08	$0.25	$0.019
Admiral Shares	11.28	11.08	0.26	0.019

GNMA
Investor Shares	$10.48	$10.35	$0.23	$0.000
Admiral Shares	10.48	10.35	0.24	0.000

Long-Term Treasury
Investor Shares	$11.76	$11.75	$0.28	$0.043
Admiral Shares	11.76	11.75	0.29	0.043

*Share price at inception, June 10, 2005

6

ADVISOR’S REPORT

For the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds

During the six months ended July 31, 2005, the total returns of the Vanguard U.S. Government Bond Funds ranged from a low of 0.5% for the Investor and Institutional Shares of the Inflation-Protected Securities Fund to a high of 2.8% for the Admiral Shares of the Long-Term Treasury Fund. (The Admiral Shares of the Inflation-Protected Securities Fund, which were introduced toward the end of the period, had a negative return in their roughly seven-week existence.)

THE INVESTMENT ENVIRONMENT

During the first half of the fiscal year, the investment climate was characterized by a brisk economic expansion, an improving job market, and a modest acceleration in the inflation rate. The most significant influence on the fixed income market was the Federal Reserve Board’s increases in short-term interest rates. The Fed continued its “measured” pace of tightening, raising the target federal funds rate by 0.25% for the ninth consecutive time at the end of June, to 3.25%. (In early August, the Fed raised the target rate again, to 3.50%.)

Investment Philosophy

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

Fed officials stated that even after the tightening, “the stance of monetary policy remains accommodative.” The Fed’s slow-but-steady increases—intended to ward off any acceleration in inflation—were seen by many as a logical response to an economic picture that was generally favorable but marked by a few patches of concern. For example, although the inflation-adjusted gross domestic product grew respectably during the first two quarters of calendar 2005, higher energy prices contributed to concern about near-term inflationary pressures. Nonetheless, Fed officials maintained longer-term expectations of low and stable inflation.

As the fiscal half-year ended, the Fed had not signaled any imminent change in its monetary strategy, and some analysts believed that the

7

central bank would continue to boost short-term rates at its “measured pace” of 25-basis-point increments.

THE U.S. TREASURY MARKET

In early August, the Treasury Department announced that the 30-year bond would make its return after a four-year hiatus. Wall Street had been asking Treasury to bring back the bond, both to satisfy its need for a long-dated benchmark to value other securities and to fulfill strong investor demand for long-duration assets.

The yields of Treasury securities rose during the period, with short rates rising faster than long rates. The exception to this pattern was the 30-year bond, which rallied as its yield declined. (See the table below for yield changes.) Some investors interpreted the divergent performances of the longest-term and shorter-term securities as a signal that the Federal Reserve had gone too far in raising short-term interest rates, increasing the risk of another recession. As this view became more widely accepted in the marketplace, Treasury securities rallied, and the yield of the 10-year note dipped to 3.89%.

While there is some historical support for this argument, a closer examination led us to conclude that a number of factors were contributing to the excess demand for long-duration assets. The most notable was strong demand from pension managers and insurance companies, which try to match the duration of their assets to that of their liabilities. Combined with the absence of new supplies of 30-year bonds during the past four years and a Federal Reserve that remains vigilant in fighting inflation, this demand may explain the strong relative performance of long-maturity Treasuries in the fiscal half-year.

Yields of U.S. Treasury Bonds
Maturity	January 31, 2005	July 31, 2005	Change (basis points)

2 years	3.27%	4.02%	+75
3 years	3.40	4.07	+67
5 years	3.69	4.12	+43
10 years	4.13	4.28	+15
30 years	4.59	4.47	-12

Source: The Vanguard Group

Despite the brief rally in the 10-year Treasury, we remained convinced that the Fed was far from finished hiking rates and chose not to follow the pack. By the end of the semiannual period, the yield of the 10-year Treasury had risen to 4.28%, and our outlook was once again in vogue.

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THE MANAGEMENT OF THE FUNDS

We began the period with the belief that the yield curve, as expressed by the spread between short- and long-dated maturities, would continue to flatten. This was primarily based on our view that the Federal Reserve would continue to raise the target federal funds rate, causing short-term rates to rise faster than long-term rates. To profit from this, we weighted the Treasury funds’ exposure more toward securities at both the shorter and the longer ends of their respective maturity ranges. As the six-month period progressed, we removed some of the Short-Term Treasury Fund’s exposure to the longer end of its maturity range as the yield spread between shorter-and longer-term securities neared its tightest level in nearly four years.

We periodically expressed our view on interest rates by altering the Treasury funds’ average durations, a measure of interest-rate sensitivity. We shortened durations when we thought interest rates were too low and extended the funds’ durations when rates seemed too high. At the end of the semiannual period, the Short-Term Treasury Fund’s duration was in the bearish band, reflecting our expectation that short-term interest rates will continue to rise. The durations of the Intermediate- and Long-Term Treasury Funds were in their neutral ranges.

In the Inflation-Protected Securities Fund, we kept our interest-rate exposure close to that of the benchmark. A noteworthy development during the six months was a decline in the breakeven inflation rate implied by the difference between the real yield of Treasury Inflation-Protected Securities (TIPS) and the nominal yields of conventional Treasury securities. The decline reflected a reduction in the market’s inflation expectations, perhaps a response to a brief economic slowdown in the spring.

In the Short-Term Federal Fund, as in its Treasury counterpart, we kept duration near the bearish end of the portfolio’s typical range, which helped us avoid some of the fallout from rising short-term rates. We also made a modest shift from noncallable Treasury and agency securities into higher-yielding callable agency securities, anticipating that there would be little danger of these higher-yielding securities being called in a rising rate environment.

John W. Hollyer, PRINCIPAL
Kenneth E. Volpert, PRINCIPAL
David R. Glocke, PRINCIPAL
Ronald M. Reardon, PRINCIPAL

VANGUARD FIXED INCOME GROUP

AUGUST 17, 2005

9

ADVISOR’S REPORT

For the GNMA Fund

Vanguard GNMA Fund returned 1.1% during the six months ended July 31, 2005. The fund outperformed its average mutual fund peer, which advanced 0.7%, and matched the return of the Lehman GNMA Index.

THE INVESTMENT ENVIRONMENT

The past six months were dominated by the Federal Reserve Board’s ongoing efforts to head off an increase in the inflation rate by raising short-term interest rates. What ensued was something of a puzzle: While short-term rates rose sharply, longer-term rates remained relatively stable. The net result was a substantial flattening of the U.S. Treasury yield curve. During the period, GNMA securities performed well relative to Treasuries, as fewer homeowners refinanced their mortgages and yield volatility declined.

THE FUND’S SUCCESSES

Although the yield of the 10-year Treasury note, a benchmark for mortgage rates, rose slightly during the past six months, the fund continued to provide shareholders with a positive total return. As with other fixed income securities, rising interest rates tend to depress the prices of GNMAs and, thus, the value of the fund’s holdings. What enabled the fund to provide a reasonable return during a period of rising interest rates was the slowdown in refinancing activity, which helped support the level of income produced by our holdings. In addition, the fund’s low expense ratio continued to give it a powerful advantage versus competing funds.

THE FUND’S SHORTFALLS

We think it’s important to note at this point that, because interest rates in general are so low, the outlook for returns has to be low as well, if history is a guide. Furthermore, the fund has been able to achieve solid total returns year in and year out for the past 20 years because the trend in yields was toward lower levels. This meant that in most years the fund’s shares earned income plus a positive principal return. We now believe that the long-term trend in interest rates is upward, so it would

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be unreasonable to expect the fund’s principal returns to remain generally positive. Indeed, for the past six months, its principal return was negative.

THE FUND’S POSITIONING

To sum up: With the trend toward lower interest rates apparently at an end, the primary risk to the fund no longer comes from refinancing activity. Rather, we think the risk is in the potential for erosion of principal due to rising rates. Although we do not expect a sharp climb in rates any time soon, it is prudent that we recognize the degree of this risk. We cannot fully insulate the fund from the effects of rising rates, but we do take what actions we can to position the fund for such an eventuality.

Paul D. Kaplan, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 17, 2005

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As of 7/31/2005

FUND PROFILES

These Profiles provide snapshots of each fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

SHORT-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	31	59	6,248
Yield		--	--
Investor Shares	3.5%
Admiral Shares	3.7%
Yield to Maturity	3.8%†	4.0%	4.8%
Average Coupon	3.3%	3.6%	5.3%
Average Effective Maturity	1.8 years	2.6 years	7.0 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	1.8 years	2.4 years	4.4 years
Expense Ratio	--		--
Investor Shares	0.25%‡
Admiral Shares	0.12%‡
Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.97	1.00	0.83	1.00
Beta	0.82	1.00	0.44	1.00

Sector Diversification‡‡(% of portfolio)
Government Mortgage-Backed	1%
Treasury/Agency	96

Short-Term Reserves	3%

Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	36%
1-3 Years	26
3-5 Years	49
Over 5 Years	-11§

Total	100%

Investment Focus

*Lehman 1–5 Year Treasury Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
§Reflects a short futures position being used for duration management purposes.

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SHORT-TERM FEDERAL FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	45	526	6,248
Yield		--	--
Investor Shares	3.8%
Admiral Shares	3.9%
Yield to Maturity	4.2%†	4.1%	4.8%
Average Coupon	4.5%	3.8%	5.3%
Average Effective Maturity	2.2 years	2.6 years	7.0 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	2.0 years	2.4 years	4.4 years
Expense Ratio		--	--
Investor Shares	0.20%‡
Admiral Shares	0.12%‡
Short-Term Reserves	7%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.98	1.00	0.92	1.00
Beta	0.82	1.00	0.45	1.00

Sector Diversification‡‡(% of portfolio)
Government Mortgage-Backed	13%
Treasury/Agency	80

Short-Term Reserves	7%

Total	100%

Distribution by Credit Quality††(% of portfolio)
Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	18%
1-3 Years	56
3-5 Years	24
Over 5 Years	2

Total	100%

Investment Focus

*Lehman 1–5 Year Government Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

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FUND PROFILES (CONTINUED)

INFLATION-PROTECTED SECURITIES FUND

Financial Attributes

	Fund	Comparative Index*	Broad Index**

Number of Issues	17	16	6,248
Yield		--	--
Investor Shares	1.6%†
Admiral Shares	1.7%†
Institutional Shares	1.7%†
Average Coupon	2.7%†	2.8%†	5.3%
Average Effective Maturity	11.0years	10.6 years	7.0 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	6.1 years	6.1 years	4.4 years
Expense Ratio		--	--
Investor Shares	0.19%‡
Admiral Shares	0.11%‡
Institutional Shares	0.09%‡
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.77	1.00
Beta	0.98	1.00	1.49	1.00

Sector Diversification (% of portfolio)
Treasury	100%

Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	0%
1-5 Years	22
5-10 Years	49
10-20 Years	15
20-30 Years	14

Total	100%

Investment Focus

*Lehman Treasury Inflation Notes Index.
**Lehman Aggregate Bond Index.
†In real terms; not adjusted for inflation. The principal amounts—and thus the interest payments—of these securities are adjusted over time to reflect inflation.
†† Moody’s Investors Service.
‡Annualized.

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INTERMEDIATE-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	35	25	6,248
Yield		--	--
Investor Shares	3.8%
Admiral Shares	4.0%
Yield to Maturity	4.2%†	4.7%	4.8%
Average Coupon	7.1%	5.2%	5.3%
Average Effective Maturity	6.6 years	7.9 years	7.0 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	5.0 years	6.1 years	4.4 years
Expense Ratio		--	--
Investor Shares	0.25%‡
Admiral Shares	0.12%‡
Short-Term Reserves	2%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.99	1.00	0.95	1.00
Beta	0.82	1.00	1.27	1.00

Sector Diversification‡‡(% of portfolio)
Treasury/Agency	98%

Short-Term Reserves	2%

Total	100%

Distribution by Credit Quality††(% of portfolio)
Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	3%
1-5 Years	49
5-10 Years	3
10-20 Years	45

Total	100%

Investment Focus

*Lehman 5–10 Year Treasury Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

15

FUND PROFILES (CONTINUED)

GNMA FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	25†	110	6,248
Yield		--	--
Investor Shares	4.4%
Admiral Shares	4.5%
Yield to Maturity	5.1%††	5.2%	4.8%
Average Coupon	5.6%	5.7%	5.3%
Average Effective Maturity	5.4 years	6.0 years	7.0 years
Average Quality‡	Aaa	Aaa	Aa1
Average Duration	3.0 years	2.7 years	4.4 years
Expense Ratio		--	--
Investor Shares	0.21%‡‡
Admiral Shares	0.13%‡‡
Short-Term Reserves	3%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	0.94	1.00	0.89	1.00
Beta	1.31	1.00	0.69	1.00

Distribution by Coupon (% of portfolio)
Below 6%	64%
6%-7%	31
7%-8%	4
Above 8%	1

Total	100%

Investment Focus

*Lehman GNMA Index.
**Lehman Aggregate Bond Index.
†Issues are mortgage pools grouped by coupon.
††Before expenses.
‡Moody’s Investors Service.
‡‡Annualized.

16

LONG-TERM TREASURY FUND

Financial Attributes
	Fund	Comparative Index*	Broad Index**

Number of Issues	24	37	6,248
Yield		--	--
Investor Shares	4.2%
Admiral Shares	4.4%
Yield to Maturity	4.4%†	4.5%	4.8%
Average Coupon	7.3%	7.3%	5.3%
Average Effective Maturity	17.1years	17.4 years	7.0 years
Average Quality††	Aaa	Aaa	Aa1
Average Duration	10.1years	10.7 years	4.4 years
Expense Ratio		--	--
Investor Shares	0.25%‡
Admiral Shares	0.12%‡
Short-Term Reserves	0%	--	--

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**

R-Squared	1.00	1.00	0.95	1.00
Beta	0.97	1.00	2.34	1.00

Sector Diversification‡‡(% of portfolio)
Treasury/Agency	100%

Total	100%

Distribution by Credit Quality†† (% of portfolio)
Aaa	100%

Total	100%

Distribution by Maturity (% of portfolio)
Under 1 Year	0%
1-5 Years	4
5-10 Years	-14§
10-20 Years	61
20-30 Years	49

Total	100%

Investment Focus

*Lehman Long Treasury Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.
§Reflects a short futures position being used for duration management purposes.

Visit our website at Vanguard.com for regularly updated fund information.

17

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Distribution by Coupon. A breakdown of the securities in a fund according to coupon rate—the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or “called”) early by the issuer.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

18

As of 7/31/2005

PERFORMANCE SUMMARIES

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SHORT-TERM TREASURY FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

	Short-Term Treasury Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	4.8%	6.6%	11.4%	12.0%
1997	-1.9	5.8	3.9	4.1
1998	1.1	6.0	7.1	7.9
1999	1.2	5.5	6.7	6.9
2000	-4.0	5.2	1.2	1.3
2001	4.1	6.3	10.4	10.5
2002	1.9%	5.0%	6.9%	7.4%
2003	3.4	4.0	7.4	7.2
2004	0.2	2.5	2.7	2.6
2005	-1.8	2.7	0.9	1.0
2006	-0.9	1.5	0.6	0.4

*Lehman 1–5 Year Treasury Index.
**Six months ended July 31, 2005.
Note: See Financial Highlights tables on pages 43 and 44 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Short-Term Treasury Fund
Investor Shares	10/28/1991	2.23%	5.15%	0.52%	4.78%	5.30%
Admiral Shares	2/13/2001	2.36	4.41*	--	--	--

*Return since inception

19

PERFORMANCE SUMMARIES (CONTINUED)

SHORT-TERM FEDERAL FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

	Short-Term Federal Fund
	Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	5.0%	6.4%	11.4%	12.0%
1997	-1.7	6.2	4.5	4.1
1998	0.8	6.3	7.1	7.9
1999	0.7	5.9	6.6	6.9
2000	-4.0	5.6	1.6	1.3
2001	4.4	6.5	10.9	10.8
2002	2.1%	5.4%	7.5%	7.5%
2003	2.9	4.1	7.0	7.2
2004	-0.5	3.0	2.5	2.6
2005	-1.8	2.8	1.0	1.2
2006	-1.0	1.6	0.6	0.5

*Lehman 1–5 Year Government Index.
**Six months ended July 31, 2005.
Note: See Financial Highlights tables on pages 44 and 45 for dividend and capital gains information.

INFLATION-PROTECTED SECURITIES FUND

Fiscal-Year Total Returns (%) June 29, 2000–July 31, 2005

	Inflation-Protected Securities Fund
	Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

2001	5.3%	2.8%	8.1%	8.3%
2002	1.9	4.3	6.2	6.3
2003	12.1	4.5	16.6	16.8
2004	4.8%	3.9%	8.7%	8.8%
2005	2.2	4.8	7.0	7.2
2006	-1.6	2.1	0.5	0.5

*Lehman Treasury Inflation Notes Index.
**Six months ended July 31, 2005.
Note: See Financial Highlights tables on pages 45 and 46 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Short-Term Federal Fund
Investor Shares	12/31/1987	2.65%	5.30%	0.40%	5.04%	5.44%
Admiral Shares	2/12/2001	2.73	4.33*	--	--	--

Inflation-Protected Securities Fund
Investor Shares	6/29/2000	9.07%	9.77%	5.28%*	4.51%*	9.79%*
Admiral Shares	6/10/2005	0.78*	--	--	--	--
Institutional Shares	12/12/2003	9.06	6.83*	--	--	--

*Return since inception

20

INTERMEDIATE-TERM TREASURY FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

	Intermediate-Term Treasury Fund
	Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	11.7%	7.3%	19.0%	19.6%
1997	-4.9	6.2	1.3	1.3
1998	4.1	6.7	10.8	11.7
1999	3.3	6.1	9.4	10.0
2000	-10.1	5.5	-4.6	-5.0
2001	9.1	7.0	16.1	15.8
2002	0.8%	5.8%	6.6%	6.8%
2003	7.6	5.5	13.1	12.6
2004	-0.5	4.2	3.7	3.7
2005	-1.3	4.4	3.1	3.6
2006	-1.6	2.3	0.7	0.8

*Lehman 5–10 Year Treasury Index.
**Six months ended July 31, 2005.
Note: See Financial Highlights tables on page 47 for dividend and capital gains information.

GNMA FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

	GNMA Fund
	Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	7.6%	8.0%	15.6%	15.5%
1997	-2.1	7.3	5.2	5.6
1998	2.5	7.4	9.9	9.7
1999	0.0	6.8	6.8	6.7
2000	-7.3	6.4	-0.9	0.3
2001	6.6	7.5	14.1	13.9
2002	0.9%	6.5%	7.4%	7.6%
2003	2.9	5.8	8.7	7.9
2004	-1.9	4.8	2.9	3.1
2005	-0.4	4.7	4.3	4.4
2006	-1.2	2.3	1.1	1.1

*Lehman GNMA Index.
**Six months ended July 31, 2005.
Note: See Financial Highlights tables on page 48 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Intermediate-Term Treasury Fund
Investor Shares	10/28/1991	6.25%	7.73%	1.04%	5.72%	6.76%
Admiral Shares	2/12/2001	6.38	6.55*	--	--	--

GNMA Fund
Investor Shares	6/27/1980	6.10%	6.34%	0.25%	6.33%	6.58%
Admiral Shares	2/12/2001	6.17	5.71*	--	--	--

*Return since inception

21

PERFORMANCE SUMMARIES (CONTINUED)

LONG-TERM TREASURY FUND

Fiscal-Year Total Returns (%) January 31, 1995–July 31, 2005

	Long-Term Treasury Fund
	Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return

1996	18.7%	8.0%	26.7%	27.4%
1997	-8.2	6.4	-1.8	-1.6
1998	9.7	7.1	16.8	18.3
1999	5.8	6.2	12.0	12.3
2000	-13.7	5.3	-8.4	-8.3
2001	11.7	6.9	18.6	18.8
2002	-0.4%	5.7%	5.3%	5.4%
2003	9.0	5.8	14.8	14.9
2004	0.0	4.9	4.9	4.6
2005	2.7	5.3	8.0	8.6
2006	0.3	2.4	2.7	2.8

*Lehman Long Treasury Index.
**Six months ended July 31, 2005.
Financial Highlights tables on page 49 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter— rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

		One	Five	Ten Years
	Inception Date	Year	Years	Capital	Income	Total

Long-Term Treasury Fund
Investor Shares	5/19/1986	16.20%	9.78%	2.37%	5.99%	8.36%
Admiral Shares	2/12/2001	16.34	8.79*	--	--	--

*Return since inception

22

As of 07/31/2005
FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government securities, agency bonds and notes, etc.). Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal for the funds that distribute net income to shareholders as a dividend each day. For the Inflation-Protected Securities Fund, Undistributed Net Investment Income represents net income earned since the last quarterly dividend. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Short-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.1%)

U.S. Government Securities (89.8%)
U.S. Treasury Note	2.000%	8/31/2005	$265,000	$264,711
U.S. Treasury Note	1.625%	10/31/2005	290,000	288,686
U.S. Treasury Note	5.875%	11/15/2005 (2)	51,000	51,319
U.S. Treasury Note	1.875%	11/30/2005	50,000	49,735
U.S. Treasury Note	1.875%	1/31/2006	200,000	198,250
U.S. Treasury Note	3.750%	3/31/2007	229,000	228,070
U.S. Treasury Note	3.500%	5/31/2007	460,000	455,832
U.S. Treasury Note	3.125%	10/15/2008	128,000	124,360
U.S. Treasury Note	3.125%	4/15/2009	50,400	48,699
U.S. Treasury Note	3.875%	5/15/2009	75,000	74,367
U.S. Treasury Note	4.000%	6/15/2009	412,875	411,133
U.S. Treasury Note	6.000%	8/15/2009	185,000	197,776
U.S. Treasury Note	3.375%	10/15/2009	100,000	97,078
U.S. Treasury Note	3.500%	11/15/2009	100,000	97,609
U.S. Treasury Note	4.000%	3/15/2010	35,000	34,781

23

Short-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. Treasury Note	4.000%	4/15/2010	$320,000	$317,901
U.S. Treasury Note	4.875%	2/15/2012	30,000	31,205

				2,971,512
Agency Bonds and Notes (6.0%)
Federal Home Loan Bank*	5.375%	2/15/2006	20,000	20,166
Government Export Trust
(U.S. Government Guaranteed)	7.460%	12/15/2005 (1)	3,413	3,456
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.760%	6/15/2006 (1)	5,333	5,333
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	5.100%	6/30/2007 (1)	9,143	9,216
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.450%	12/15/2010 (1)	15,000	15,902
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.530%	4/30/2006	25,000	25,295
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.650%	5/15/2006	55,000	56,564
Private Export Funding Corp.
(U.S. Government Guaranteed)	3.400%	2/15/2008	45,000	44,069
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.670%	9/15/2009	17,000	18,446

				198,447
Mortgage-Backed Securities (0.3%)
Federal Home Loan Mortgage Corp.*	5.500%	4/1/2016-5/1/2016 (1)	1,621	1,656
Federal Home Loan Mortgage Corp.*	6.000%	8/1/2006 (1)	2,049	2,067
Federal Home Loan Mortgage Corp.*	7.000%	9/1/2015-1/1/2016 (1)	1,489	1,557
Federal National Mortgage Assn.*	6.000%	4/1/2006-9/1/2006 (1)	1,187	1,193
Federal National Mortgage Assn.*	7.000%	10/25/2005-3/1/2016 (1)	3,695	3,872

				10,345

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,206,861)				3,180,304

TEMPORARY CASH INVESTMENT (3.0%)

			Shares
Vanguard Yorktown Liquidity Fund, 3.250%**
(Cost $97,864)			97,864,033	97,864

TOTAL INVESTMENTS (99.1%)
(Cost $3,304,725)				3,278,168

24

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (0.9%)

Other Assets--Note C	$36,795
Liabilities	(7,314)
29,481

NET ASSETS (100%)	$3,307,649

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Securities with a value of $2,013,000 have been segregated as initial margin for open futures contracts.

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Amount (000)

Paid-in Capital	$3,349,212
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(16,906)
Unrealized Appreciation (Depreciation)
Investment Securities	(26,557)
Futures Contracts	1,900

NET ASSETS	$3,307,649

Investor Shares--Net Assets
Applicable to 158,545,477 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,642,741

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$10.36

Admiral Shares--Net Assets
Applicable to 160,685,061 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,664,908

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$10.36

See Note D in Notes to Financial Statements for the tax-basis components of net assets

25

Short-Term Federal Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (92.2%)

U.S. Government Securities (10.8%)
U.S. Treasury Note	6.125%	8/15/2007	$26,000	$27,064
U.S. Treasury Note	5.625%	5/15/2008	11,000	11,454
U.S. Treasury Note	3.375%	12/15/2008	48,500	47,417
U.S. Treasury Note	3.875%	5/15/2009	15,000	14,873
U.S. Treasury Note	3.625%	7/15/2009	225,000	220,851

				321,659
Agency Bonds and Notes (68.5%)
Federal Home Loan Bank*	2.950%	9/14/2006	150,000	148,027
Federal Home Loan Bank*	4.875%	2/15/2007	10,000	10,102
Federal Home Loan Bank*	3.625%	2/16/2007	80,000	79,150
Federal Home Loan Bank*	3.875%	2/13/2009	20,000	19,692
Federal Home Loan Bank*	4.250%	5/15/2009	32,000	31,877
Federal Home Loan Mortgage Corp.*	5.500%	7/15/2006	129,000	130,646
Federal Home Loan Mortgage Corp.*	4.875%	3/15/2007	150,000	151,605
Federal Home Loan Mortgage Corp.*	2.875%	5/15/2007	100,000	97,849
Federal Home Loan Mortgage Corp.*	3.750%	8/3/2007	50,000	49,355
Federal Home Loan Mortgage Corp.*	7.000%	3/15/2010	50,000	55,385
Federal National Mortgage Assn.*	4.375%	10/15/2006	30,000	30,086
Federal National Mortgage Assn.*	3.550%	1/12/2007	50,000	49,456
Federal National Mortgage Assn.*	3.625%	3/15/2007	100,000	99,132
Federal National Mortgage Assn.*	5.250%	4/15/2007 (2)	269,500	274,161
Federal National Mortgage Assn.*	3.800%	1/18/2008	100,000	98,342
Federal National Mortgage Assn.*	5.750%	2/15/2008	96,000	99,384
Federal National Mortgage Assn.*	6.000%	5/15/2008	37,000	38,654
Federal National Mortgage Assn.*	4.000%	1/26/2009	50,000	49,047
Federal National Mortgage Assn.*	7.250%	1/15/2010	100,000	111,424
Federal National Mortgage Assn.*	7.125%	6/15/2010	107,975	120,604
Federal National Mortgage Assn.*	4.250%	8/15/2010	50,000	49,714
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.360%	8/15/2007 (1)	41,250	40,705
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.000%	9/20/2007	8,000	8,131
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	0.000%	9/20/2007	13,000	13,213
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.890%	12/15/2007 (1)	40,495	37,929
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	2.410%	6/15/2009 (1)	15,407	15,089
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.620%	10/1/2005	14,150	14,218
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.340%	3/15/2006	13,000	13,118
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.530%	4/30/2006	56,750	57,419
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.650%	5/15/2006	20,000	20,569
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.670%	9/15/2009	16,000	17,360

				2,031,443

26

	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Mortgage-Backed Securities (12.9%)
Conventional Mortgage-Backed Securities (3.8%)
Federal Home Loan Mortgage Corp.*	5.500%	2/1/2016-11/1/2017 (1)	$50,519	$51,549
Federal Home Loan Mortgage Corp.*	6.500%	9/1/2011 (1)	3,522	3,609
Federal Home Loan Mortgage Corp.*	7.500%	2/1/2008 (1)	834	858
Federal National Mortgage Assn.*	6.000%	11/1/2005-4/1/2017 (1)	17,039	17,587
Federal National Mortgage Assn.*	6.500%	10/1/2010-9/1/2016 (1)	29,689	30,854
Federal National Mortgage Assn.*	7.500%	3/1/2015-8/1/2015 (1)	1,985	2,085
Federal National Mortgage Assn.*	8.000%	10/1/2014-9/1/2015 (1)	6,214	6,592
Non-Conventional Mortgage-Backed Securities (9.1%)
Federal Home Loan Mortgage Corp.*	3.500%	2/15/2013-12/15/2014 (1)	56,110	55,612
Federal Home Loan Mortgage Corp.*	3.698%	8/1/2033 (1)	8,929	8,763
Federal Home Loan Mortgage Corp.*	4.000%	1/15/2033 (1)	15,167	15,071
Federal National Mortgage Assn.*	3.442%	10/1/2033 (1)	13,670	13,363
Federal National Mortgage Assn.*	3.600%	8/1/2033 (1)	12,164	11,945
Federal National Mortgage Assn.*	3.716%	8/1/2033 (1)	5,439	5,358
Federal National Mortgage Assn.*	3.717%	6/1/2033-7/1/2033 (1)	23,146	22,784
Federal National Mortgage Assn.*	3.718%	9/1/2033 (1)	34,742	34,159
Federal National Mortgage Assn.*	3.794%	8/1/2033 (1)	16,744	16,494
Federal National Mortgage Assn.*	3.802%	9/1/2033 (1)	17,046	16,797
Federal National Mortgage Assn.*	3.833%	7/1/2033 (1)	16,702	16,481
Federal National Mortgage Assn.*	4.307%	6/1/2034 (1)	42,305	41,905
Federal National Mortgage Assn.*	4.317%	8/1/2034 (1)	12,282	12,180

				384,046

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $2,779,774)				2,737,148

TEMPORARY CASH INVESTMENT (7.0%)

			Shares
Vanguard Yorktown Liquidity Fund, 3.250%**
(Cost $207,113)			207,113,491	207,113

TOTAL INVESTMENTS (99.2%)
(Cost $2,986,887)				2,944,261

OTHER ASSETS AND LIABILITIES (0.8%)

Other Assets--Note C				30,481
Liabilities				(6,774)

				23,707

NET ASSETS (100%)				$2,967,968

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Securities with a value of $610,000 have been segregated as initial margin for open futures contracts.
(3) Zero coupon redeemable at a price above par. Yield to maturity is 3.248%.

27

Short-Term Federal Fund	Amount (000)

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,026,186
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(15,623)
Unrealized Appreciation (Depreciation)
Investment Securities	(42,626)
Futures Contracts	31

NET ASSETS	$2,967,968

Investor Shares--Net Assets
Applicable to 205,661,252 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$2,116,292

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$10.29

Admiral Shares--Net Assets
Applicable to 82,765,997 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$851,676

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$10.29

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

28

Inflation-Protected Securities Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT SECURITIES (99.8%)

U.S. Treasury Inflation-Indexed Bond	2.375%	1/15/2025	$1,362,765	$1,484,067
U.S. Treasury Inflation-Indexed Bond	3.625%	4/15/2028**	422,550	655,952
U.S. Treasury Inflation-Indexed Bond	3.875%	4/15/2029	284,400	454,283
U.S. Treasury Inflation-Indexed Bond	3.375%	4/15/2032	71,100	101,230
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2007	68,195	85,911
U.S. Treasury Inflation-Indexed Note	3.625%	1/15/2008	159,650	201,324
U.S. Treasury Inflation-Indexed Note	3.875%	1/15/2009	368,120	468,540
U.S. Treasury Inflation-Indexed Note	4.250%	1/15/2010	475,050	608,166
U.S. Treasury Inflation-Indexed Note	0.875%	4/15/2010	457,450	450,856
U.S. Treasury Inflation-Indexed Note	3.500%	1/15/2011**	391,200	475,936
U.S. Treasury Inflation-Indexed Note	3.375%	1/15/2012	331,975	398,544
U.S. Treasury Inflation-Indexed Note	3.000%	7/15/2012	518,700	604,719
U.S. Treasury Inflation-Indexed Note	1.875%	7/15/2013	939,800	997,835
U.S. Treasury Inflation-Indexed Note	2.000%	1/15/2014	1,029,950	1,095,456
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/2014	832,870	868,352
U.S. Treasury Inflation-Indexed Note	1.625%	1/15/2015	207,560	206,626

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $9,029,599)				9,157,797

TEMPORARY CASH INVESTMENT (1.0%)
			Shares
Vanguard Market Liquidity Fund, 3.267%*
(Cost $89,882)			89,881,989	89,882

TOTAL INVESTMENTS (100.8%)
(Cost $9,119,481)				9,247,679

OTHER ASSETS AND LIABILITIES (-0.8%)

Receivables for Investment Securities Sold				165,409
Other Assets--Note C				51,650
Payables for Investment Securities Purchased				(269,917)
Other Liabilities				(16,275)

				(69,133)

NET ASSETS (100%)				$9,178,546

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
**Securities with a value of $6,129,000 have been segregated as initial margin for open futures contracts.

29

Inflation-Protected Securities Fund	Amount (000)

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$8,979,597
Undistributed Net Investment Income	34,395
Accumulated Net Realized Gains	19,203
Unrealized Appreciation
Investment Securities	128,198
Futures Contracts	17,153

NET ASSETS	$9,178,546

Investor Shares--Net Assets
Applicable to 580,173,286 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$7,154,035

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$12.33

Admiral Shares--Net Assets
Applicable to 51,734,653 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,252,877

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$24.22

Institutional Shares--Net Assets
Applicable to 78,234,515 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$771,634

NET ASSET VALUE PER SHARE--INSTITUTIONAL SHARES	$9.86

See Note D in Notes to Financial Statements for the tax-basis components of net assets

30

Intermediate-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (96.3%)

U.S. Government Securities (79.4%)
U.S. Treasury Bill	3.079%	10/13/2005	$5,000	$4,967
U.S. Treasury Bond	10.375%	11/15/2012	207,800	236,470
U.S. Treasury Bond	11.750%	11/15/2014	20,000	25,956
U.S. Treasury Bond	10.625%	8/15/2015	22,000	33,234
U.S. Treasury Bond	9.875%	11/15/2015	82,400	120,046
U.S. Treasury Bond	9.250%	2/15/2016	298,500	421,258
U.S. Treasury Bond	7.250%	5/15/2016 (3)	301,500	375,744
U.S. Treasury Bond	7.500%	11/15/2016	7,000	8,929
U.S. Treasury Bond	8.750%	5/15/2017	181,000	252,777
U.S. Treasury Bond	8.875%	8/15/2017	244,000	344,955
U.S. Treasury Inflation-Indexed Note	2.000%	7/15/2014	150,000	156,390
U.S. Treasury Note	6.000%	8/15/2009	179,650	192,057
U.S. Treasury Note	6.500%	2/15/2010	456,650	500,604
U.S. Treasury Note	5.750%	8/15/2010	192,000	205,951
U.S. Treasury Note	4.000%	3/15/2010	195,000	193,781

				3,073,119
Agency Bonds and Notes (16.7%)
Export Funding Trust
(U.S. Government Guaranteed)	8.210%	12/29/2006 (1)	2,189	2,261
Federal National Mortgage Assn.*	7.300%	5/25/2010 (1)	30,000	33,522
Federal National Mortgage Assn.*	5.763%	12/25/2011 (1)	20,000	21,055
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.390%	6/26/2006 (1)	750	766
Guaranteed Trade Trust
(U.S. Government Guaranteed)	7.800%	8/15/2006 (1)	2,595	2,646
Guaranteed Trade Trust
(U.S. Government Guaranteed)	8.170%	1/15/2007 (1)	1,625	1,677
Guaranteed Trade Trust
(U.S. Government Guaranteed)	6.690%	1/15/2009 (1)(2)	19,175	19,957
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	6.726%	9/15/2010 (1)	12,435	12,446
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.600%	12/15/2012 (1)	25,785	28,472
Overseas Private Investment Corp.
(U.S. Government Guaranteed)	7.050%	11/15/2013 (1)	31,875	34,703
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.650%	5/15/2006	15,000	15,427
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.110%	4/15/2007	33,420	35,006
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.490%	7/15/2007	14,000	14,593
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.750%	1/15/2008	60,000	62,081
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.870%	7/31/2008	123,100	128,494
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.200%	1/15/2010	12,900	14,335
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.250%	6/15/2010	135,920	152,475

31

Intermediate-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

Private Export Funding Corp.
(U.S. Government Guaranteed)	6.070%	4/30/2011	$51,000	$54,926
Private Export Funding Corp.
(U.S. Government Guaranteed)	5.685%	5/15/2012	10,000	10,651

				645,493
Mortgage-Backed Securities (0.2%)
Federal Home Loan Mortgage Corp.*	5.500%	4/1/2016-5/1/2016(1)	4,732	4,832
Federal Home Loan Mortgage Corp.*	7.000%	5/1/2015-3/1/2016(1)	1,526	1,599

				6,431

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $3,655,542)				3,725,043

TEMPORARY CASH INVESTMENT (1.9%)

			Shares
Vanguard Yorktown Liquidity Fund, 3.250%**
(Cost $74,031)			74,031,356	74,031

TOTAL INVESTMENTS (98.2%)
(Cost $3,729,573)				3,799,074

OTHER ASSETS AND LIABILITIES (1.8%)

Other Assets--Note C				78,294
Liabilities				(6,765)

				71,529

NET ASSETS (100%)				$3,870,603

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line-of-credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the value of this security represented 0.5% of net assets.
(3) Securities with a value of $3,365,000 have been segregated as initial margin for open futures contracts.

32

Amount (000)

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$3,788,858
Undistributed Net Investment Income	--
Accumulated Net Realized Gains	9,378
Unrealized Appreciation
Investment Securities	69,501
Futures Contracts	2,866
NET ASSETS	$3,870,603

Investor Shares--Net Assets
Applicable to 182,673,082 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$2,023,105

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$11.08

Admiral Shares--Net Assets
Applicable to 166,816,983 outstanding $.001 par value shares
of beneficial interest (unlimited authorization)	$1,847,498

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$11.08

See Note D in Notes to Financial Statements for the tax-basis components of net assets

33

GNMA Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS (97.4%)

Government National Mortgage Assn.	4.500	5/15/2033-9/15/2033 (1)	$81,826	$79,847
Government National Mortgage Assn.	5.000	1/15/2030-6/15/2035 (1)	4,565,729	4,549,457
Government National Mortgage Assn.	5.500	3/15/2013-7/15/2035 (1)	10,483,561	10,625,624
Government National Mortgage Assn.	6.000	8/15/2016-4/15/2035 (1)	5,575,045	5,744,493
Government National Mortgage Assn.	6.500	6/15/2008-5/15/2035 (1)	1,671,455	1,748,587
Government National Mortgage Assn.	7.000	4/15/2007-9/15/2032 (1)	639,092	676,646
Government National Mortgage Assn.	7.250	12/15/2026-2/15/2027(1)	300	320
Government National Mortgage Assn.	7.500	9/15/2005-10/15/2031(1)	258,225	276,267
Government National Mortgage Assn.	7.750	2/15/2027 (1)	345	371
Government National Mortgage Assn.	8.000	8/15/2006-8/15/2031 (1)	112,076	121,337
Government National Mortgage Assn.	8.250	4/15/2006-7/15/2008 (1)	378	393
Government National Mortgage Assn.	8.500	3/15/2006-6/15/2028 (1)	26,072	28,355
Government National Mortgage Assn.	9.000	9/15/2008-2/15/2023 (1)	20,392	22,247
Government National Mortgage Assn.	9.250	9/15/2016-8/15/2017 (1)	113	124
Government National Mortgage Assn.	9.500	7/15/2009-7/15/2022 (1)	10,149	11,171
Government National Mortgage Assn.	10.000	7/20/2014-8/20/2018 (1)	152	168
Government National Mortgage Assn.	11.000	7/15/2010-2/20/2016 (1)	57	63
Government National Mortgage Assn.	11.250	9/20/2015-2/20/2016 (1)	50	55
Government National Mortgage Assn.	11.500	5/15/2013-11/20/2015(1)	118	132
Government National Mortgage Assn.	12.000	1/15/2013-1/20/2016 (1)	182	205
Government National Mortgage Assn.	12.500	12/20/2013-7/20/2015(1)	90	102
Government National Mortgage Assn.	13.000	1/15/2011-1/20/2015 (1)	106	121
Government National Mortgage Assn.	13.500	5/15/2010-12/15/2014(1)	34	38
Government National Mortgage Assn.	14.000	6/15/2011 (1)	24	27
Government National Mortgage Assn.	15.000	5/15/2012 (1)	17	19

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OBLIGATIONS
(Cost $23,789,554)				23,886,169

TEMPORARY CASH INVESTMENTS (2.8%)

Repurchase Agreements
Bank of America
(Dated 7/29/2005, Repurchase Value
$92,525,000, collateralized by Federal
Home Loan Mortgage Corp.,
5.500%, 7/1/2035)	3.300	8/1/2005	92,500	92,500
Credit Suisse First Boston LLC
(Dated 7/29/2005, Repurchase Value
$177,349,000, collateralized by Federal
National Mortgage Assn., 4.000-15.000%,
9/1/2005-8/1/2035)	3.310	8/1/2005	177,300	177,300
Goldman Sachs & Co.
(Dated 7/29/2005, Repurchase Value
$424,017,000, collateralized by Federal
Home Loan Mortgage Corp., 4.500-5.500%,
10/1/2019-8/1/2035 and Federal
National Mortgage Assn., 5.500-7.000%,
3/1/2035-4/1/2035)	3.310	8/1/2005	423,900	423,900

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $693,700)				693,700

TOTAL INVESTMENTS (100.2%)
(Cost $24,483,254)				24,579,869

34

Market Value^ (000)

OTHER ASSETS AND LIABILITIES (-0.2%)

Other Assets--Note C	$131,064
Liabilities	(177,540)
(46,476)

NET ASSETS (100%)	$24,533,393

^See Note A in Notes to Financial Statements.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Amount (000)

Paid-in Capital	$24,541,111
Undistributed Net Investment Income	--
Accumulated Net Realized Losses	(104,333)
Unrealized Appreciation	96,615

NET ASSETS	$24,533,393

Investor Shares--Net Assets
Applicable to 1,684,814,166 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$17,437,846

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$10.35

Admiral Shares--Net Assets
Applicable to 685,565,139 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	$7,095,547

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$10.35

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

35

Long-Term Treasury Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (97.6%)

U.S. Government Securities (92.3%)
U.S. Treasury Bond	8.875%	2/15/2019	$42,000	$60,638
U.S. Treasury Bond	8.125%	8/15/2019	231,223	318,075
U.S. Treasury Bond	8.750%	8/15/2020	9,000	13,143
U.S. Treasury Bond	7.875%	2/15/2021	241,581	331,607
U.S. Treasury Bond	8.125%	5/15/2021	116,875	164,100
U.S. Treasury Bond	8.125%	8/15/2021	17,000	23,928
U.S. Treasury Bond	7.125%	2/15/2023	59,000	77,244
U.S. Treasury Bond	6.250%	8/15/2023	64,500	77,773
U.S. Treasury Bond	7.500%	11/15/2024	12,000	16,504
U.S. Treasury Bond	6.875%	8/15/2025	52,000	67,681
U.S. Treasury Bond	6.000%	2/15/2026	45,000	53,592
U.S. Treasury Bond	6.750%	8/15/2026	49,000	63,470
U.S. Treasury Bond	6.500%	11/15/2026	31,050	39,225
U.S. Treasury Bond	6.625%	2/15/2027	43,000	55,168
U.S. Treasury Bond	6.375%	8/15/2027	110,650	138,555
U.S. Treasury Bond	6.125%	11/15/2027	60,000	73,163
U.S. Treasury Bond	5.500%	8/15/2028	11,300	12,833
U.S. Treasury Bond	5.250%	11/15/2028	36,500	40,190
U.S. Treasury Bond	5.250%	2/15/2029	13,000	14,333
U.S. Treasury Bond	6.125%	8/15/2029*	232,500	286,373
U.S. Treasury Bond	6.250%	5/15/2030	15,000	18,853

				1,946,448
Agency Bonds and Notes (5.3%)
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.200%	1/15/2010	7,100	7,890
Private Export Funding Corp.
(U.S. Government Guaranteed)	7.250%	6/15/2010	64,080	71,884
Private Export Funding Corp.
(U.S. Government Guaranteed)	6.070%	4/30/2011	29,000	31,232

				111,006

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,813,963)				2,057,454

TEMPORARY CASH INVESTMENT (0.2%)

			Shares
Vanguard Yorktown Liquidity Fund, 3.250%**
(Cost $4,182)			4,181,566	4,182

TOTAL INVESTMENTS (97.8%)
(Cost $1,818,145)				2,061,636

OTHER ASSETS AND LIABILITIES (2.2%)

Receivables for Accrued Income				45,300
Other Assets--Note C				4,726
Liabilities				(3,290)

				46,736

NET ASSETS (100%)				$2,108,372

^See Note A in Notes to Financial Statements.
*Securities with a value of $2,463,000 have been segregated as initial margin for open futures contracts.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

36

Amount (000)

AT JULY 31, 2005, NET ASSETS CONSISTED OF:

Paid-in Capital	$1,865,536
Undistributed Net Investment Income	--
Overdistributed Net Realized Gains	(2,280)
Unrealized Appreciation
Investment Securities	243,491
Futures Contracts	1,625

NET ASSETS	$2,108,372

Investor Shares--Net Assets
Applicable to 130,453,701 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,532,777

NET ASSET VALUE PER SHARE--INVESTOR SHARES	$11.75

Admiral Shares--Net Assets
Applicable to 48,989,678 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$575,595

NET ASSET VALUE PER SHARE--ADMIRAL SHARES	$11.75

See Note D in Notes to Financial Statements for the tax-basis components of net assets.

37

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Short-Term Treasury Fund	Short-Term Federal Fund	Inflation- Protected Securities Fund	Intermediate- Term Treasury Fund
	Six Months Ended July 31, 2005
	(000)	(000)	(000)	(000)

INVESTMENT INCOME
Income
Interest	$52,881	$49,718	$226,626	$91,816

Total Income	52,881	49,718	226,626	91,816

Expenses
Investment Advisory Fees--Note B	187	168	466	210
The Vanguard Group--Note C
Management and Administrative
Investor Shares	1,906	1,898	6,349	2,332
Admiral Shares	683	317	75	766
Institutional Shares	--	--	200	--
Marketing and Distribution
Investor Shares	169	220	728	179
Admiral Shares	145	67	--	126
Institutional Shares	--	--	52	--
Custodian Fees	36	17	25	24
Shareholders' Reports
Investor Shares	14	14	55	24
Admiral Shares	1	--	--	1
Institutional Shares	--	--	--	--
Trustees' Fees and Expenses	2	2	5	2

Total Expenses	3,143	2,703	7,955	3,664

NET INVESTMENT INCOME	49,738	47,015	218,671	88,152

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(7,312)	(11,958)	28,345	16,501
Futures Contracts	(1,443)	(497)	(2,320)	(2,310)

REALIZED NET GAIN (LOSS)	(8,755)	(12,455)	26,025	14,191

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(21,351)	(16,825)	(222,163)	(79,825)
Futures Contracts	1,881	25	18,276	2,984

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(19,470)	(16,800)	(203,887)	(76,841)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$21,513	$17,760	$40,809	$25,502

38

	GNMA Fund	Long-Term Treasury Fund

	Six Months Ended July 31, 2005
	(000)	(000)

INVESTMENT INCOME
Income
Interest	$585,008	$50,691

Total Income	585,008	50,691

Expenses
Investment Advisory Fees--Note B	1,187	106
The Vanguard Group--Note C
Management and Administrative
Investor Shares	15,391	1,691
Admiral Shares	2,657	213
Marketing and Distribution
Investor Shares	1,446	109
Admiral Shares	397	28
Custodian Fees	1,333	13
Shareholders' Reports
Investor Shares	127	17
Admiral Shares	5	1
Trustees' Fees and Expenses	15	1

Total Expenses	22,558	2,179

NET INVESTMENT INCOME	562,450	48,512

REALIZED NET GAIN (LOSS)
Investment Securities Sold	7,488	6,254
Futures Contracts	--	(634)

REALIZED NET GAIN (LOSS)	7,488	5,620

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Investment Securities	(321,954)	(2,544)
Futures Contracts	--	1,730

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	(321,954)	(814)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$247,984	$53,318

39

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. For the funds that distribute income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The Inflation-Protected Securities Fund’s Distributions—Net Investment Income and all funds’ amounts of Distributions—Realized Capital Gain may not match the net income or capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Short-Term Treasury Fund		Short-Term Federal Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$49,738	$97,888	$47,015	$89,720
Realized Net Gain (Loss)	(8,755)	(4,717)	(12,455)	3,417
Change in Unrealized Appreciation (Depreciation)	(19,470)	(60,101)	(16,800)	(61,370)

Net Increase (Decrease) in Net Assets
Resulting from Operations	21,513	33,070	17,760	31,767

Distributions
Net Investment Income
Investor Shares	(25,599)	(51,653)	(35,434)	(69,885)
Admiral Shares	(24,139)	(46,235)	(11,581)	(19,835)
Realized Capital Gain*
Investor Shares	--	--	--	(4,933)
Admiral Shares	--	--	--	(1,384)

Total Distributions	(49,738)	(97,888)	(47,015)	(96,037)

Capital Share Transactions--Note F
Investor Shares	(196,003)	(139,870)	(264,411)	(150,842)
Admiral Shares	72,983	(21,768)	168,897	42,329

Net Increase (Decrease)
from Capital Share Transactions	(123,020)	(161,638)	(95,514)	(108,513)

Total Increase (Decrease)	(151,245)	(226,456)	(124,769)	(172,783)

Net Assets
Beginning of Period	3,458,894	3,685,350	3,092,737	3,265,520

End of Period	$3,307,649	$3,458,894	$2,967,968	$3,092,737

*Includes fiscal 2005 short-term gain distributions by the Short-Term Federal Fund totaling $1,538,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

40

	Inflation-Protected Securities Fund		Intermediate-Term Treasury Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$218,671	$322,913	$88,152	$173,813
Realized Net Gain (Loss)	26,025	67,405	14,191	8,822
Change in Unrealized Appreciation (Depreciation)	(203,887)	51,625	(76,841)	(65,322)

Net Increase (Decrease) in Net Assets
Resulting from Operations	40,809	441,943	25,502	117,313

Distributions
Net Investment Income
Investor Shares	(172,384)	(286,876)	(48,469)	(97,111)
Admiral Shares	(5,805)	--	(39,683)	(76,702)
Institutional Shares	(16,600)	(18,906)	--	--
Realized Capital Gain*
Investor Shares	(24,699)	(36,155)	(3,650)	(3,058)
Admiral Shares	--	--	(2,831)	(2,341)
Institutional Shares	(1,936)	(2,718)	--	--

Total Distributions	(221,424)	(344,655)	(94,633)	(179,212)

Capital Share Transactions--Note F
Investor Shares	(221,286)	2,271,977	(107,357)	(57,729)
Admiral Shares	1,262,445	--	213,366	(1,528)
Institutional Shares	187,275	394,338	--	--

Net Increase (Decrease)
from Capital Share Transactions	1,228,434	2,666,315	106,009	(59,257)

Total Increase (Decrease)	1,047,819	2,763,603	36,878	(121,156)

Net Assets
Beginning of Period	8,130,727	5,367,124	3,833,725	3,954,881

End of Period	$9,178,546	$8,130,727	$3,870,603	$3,833,725

*Includes fiscal 2006 and 2005 short-term gain distributions by the Inflation-Protected Securities Fund totaling $10,927,000 and $3,588,000, respectively, Short-term gain distributions are treated as ordinary income dividends for tax purposes.

41

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

	GNMA		Long-Term Treasury Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$562,450	$1,107,287	$48,512	$93,696
Realized Net Gain (Loss)	7,488	(27,462)	5,620	19,071
Change in Unrealized Appreciation (Depreciation)	(321,954)	(78,843)	(814)	29,977

Net Increase (Decrease) in Net Assets
Resulting from Operations	247,984	1,000,982	53,318	142,744

Distributions
Net Investment Income
Investor Shares	(428,265)	(864,721)	(36,908)	(71,546)
Admiral Shares	(134,185)	(242,566)	(11,604)	(22,150)
Realized Capital Gain*
Investor Shares	--	--	(5,527)	(9,220)
Admiral Shares	--	--	(1,606)	(2,689)

Total Distributions	(562,450)	(1,107,287)	(55,645)	(105,605)

Capital Share Transactions--Note F
Investor Shares	(1,268,921)	(216,437)	43,781	(9,462)
Admiral Shares	1,808,102	51,309	140,616	(22,982)

Net Increase (Decrease)
from Capital Share Transactions	539,181	(165,128)	184,397	(32,444)

Total Increase (Decrease)	224,715	(271,433)	182,070	4,695

Net Assets
Beginning of Period	24,308,678	24,580,111	1,926,302	1,921,607

End of Period	$24,533,393	$24,308,678	$2,108,372	$1,926,302

*Includes fiscal 2006 and 2005 short-term gain distributions by the Long-Term Treasury Fund totaling $2,156,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

42

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Short-Term Treasury Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.45	$10.64	$10.79	$10.54	$10.35	$9.94

Investment Operations
Net Investment Income	.151	.279	.271	.405	.508	.596
Net Realized and Unrealized Gain (Loss) on Investments	(.090)	(.190)	.020	.361	.195	.410

Total from Investment Operations	.061	.089	.291	.766	.703	1.006

Distributions
Dividends from Net Investment Income	(.151)	(.279)	(.271)	(.405)	(.508)	(.596)
Distributions from Realized Capital Gains	--	--	(.170)	(.111)	(.005)	--

Total Distributions	(.151)	(.279)	(.441)	(.516)	(.513)	(.596)

Net Asset Value, End of Period	$10.36	$10.45	$10.64	$10.79	$10.54	$10.35

Total Return	0.58%	0.85%	2.74%	7.41%	6.93%	10.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,643	$1,854	$2,028	$2,200	$1,407	$1,213
Ratio of Total Expenses to Average Net Assets	0.25%*	0.24%	0.26%	0.28%	0.29%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.93%*	2.65%	2.52%	3.70%	4.82%	5.91%
Portfolio Turnover Rate	74%*	108%	125%	165%	102%	296%

*Annualized

43

FINANCIAL HIGHLIGHTS (CONTINUED)

Short-Term Treasury Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,			Feb.13, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.45	$10.64	$10.79	$10.54	$10.34

Investment Operations
Net Investment Income	.157	.292	.285	.419	.502
Net Realized and Unrealized Gain (Loss) on Investments	(.090)	(.190)	.020	.361	.205

Total from Investment Operations	.067	.102	.305	.780	.707

Distributions
Dividends from Net Investment Income	(.157)	(.292)	(.285)	(.419)	(.502)
Distributions from Realized Capital Gains	--	--	(.170)	(.111)	(.005)

Total Distributions	(.157)	(.292)	(.455)	(.530)	(.507)

Net Asset Value, End of Period	$10.36	$10.45	$10.64	$10.79	$10.54

Total Return	0.65%	0.97%	2.88%	7.55%	6.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,665	$1,605	$1,657	$1,933	$1,257
Ratio of Total Expenses to Average Net Assets	0.12%**	0.12%	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	3.07%**	2.77%	2.65%	3.83%	4.73%**
Portfolio Turnover Rate	74%**	108%	125%	165%	102%

*Inception.
**Annualized.

Short-Term Federal Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.39	$10.60	$10.67	$10.50	$10.28	$9.85

Investment Operations
Net Investment Income	.160	.291	.304	.423	.533	.608
Net Realized and Unrealized Gain (Loss) on Investments	(.100)	(.189)	(.046)	.302	.220	.430

Total from Investment Operations	.060	.102	.258	.725	.753	1.038

Distributions
Dividends from Net Investment Income	(.160)	(.291)	(.311)	(.424)	(.533)	(.608)
Distributions from Realized Capital Gains	--	(.021)	(.017)	(.131)	--	--

Total Distributions	(.160)	(.312)	(.328)	(.555)	(.533)	(.608)

Net Asset Value, End of Period	$10.29	$10.39	$10.60	$10.67	$10.50	$10.28

Total Return	0.58%	0.98%	2.45%	7.03%	7.48%	10.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,116	$2,403	$2,604	$2,902	$1,821	$1,544
Ratio of Total Expenses to Average Net Assets	0.20%*	0.20%	0.22%	0.26%	0.31%	0.28%
Ratio of Net Investment Income to Average Net Assets	3.13%*	2.77%	2.86%	3.90%	5.07%	6.10%
Portfolio Turnover Rate	47%*	49%	81%	136%	80%	169%

*Annualized

44

Short-Term Federal Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.39	$10.60	$10.67	$10.50	$10.28

Investment Operations
Net Investment Income	.164	.300	.310	.428	.519
Net Realized and Unrealized Gain (Loss) on Investments	(.100)	(.189)	(.046)	.302	.220

Total from Investment Operations	.064	.111	.264	.730	.739

Distributions
Dividends from Net Investment Income	(.164)	(.300)	(.317)	(.429)	(.519)
Distributions from Realized Capital Gains	--	(.021)	(.017)	(.131)	--

Total Distributions	(.164)	(.321)	(.334)	(.560)	(.519)

Net Asset Value, End of Period	$10.29	$10.39	$10.60	$10.67	$10.50

Total Return	0.62%	1.06%	2.51%	7.08%	7.34%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$852	$690	$662	$669	$380
Ratio of Total Expenses to Average Net Assets	0.12%**	0.12%	0.17%	0.22%	0.24%**
Ratio of Net Investment Income to Average Net Assets	3.22%**	2.86%	2.91%	3.94%	4.96%**
Portfolio Turnover Rate	47%**	49%	81%	136%	80%

*Inception.
**Annualized.

Inflation-Protected Securities Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,				June 5, 2000* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$12.57	$12.36	$11.91	$10.68	$10.55	$10.00

Investment Operations
Net Investment Income	.299	.596	.41	.47	.425	.30
Net Realized and Unrealized Gain (Loss) on Investments	(.231)	.244	.61	1.28	.220	.53

Total from Investment Operations	.068	.840	1.02	1.75	.645	.83

Distributions
Dividends from Net Investment Income	(.269)	(.565)	(.45)	(.46)	(.445)	(.27)
Distributions from Realized Capital Gains	(.039)	(.065)	(.12)	(.06)	(.070)	(.01)

Total Distributions	(.308)	(.630)	(.57)	(.52)	(.515)	(.28)

Net Asset Value, End of Period	$12.33	$12.57	$12.36	$11.91	$10.68	$10.55

Total Return	0.51%	6.96%	8.69%	16.64%	6.17%	8.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,154	$7,530	$5,164	$3,143	$899	$170
Ratio of Total Expenses to Average Net Assets	0.19%**	0.17%	0.18%	0.22%	0.25%	0.25%**
Ratio of Net Investment Income to Average Net Assets	4.98%**	4.83%	3.46%	4.55%	3.92%	6.38%**
Portfolio Turnover Rate	56%**	73%	63%	108%	75%	122%

*Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000.
**Annualized.

45

FINANCIAL HIGHLIGHTS (CONTINUED)

Inflation-Protected Securities Fund Admiral Shares

June10, 2005* to June 30,
For a Share Outstanding Throughout the Period	2005

Net Asset Value, Beginning of Period	$25.00
Investment Operations
Net Investment Income	.133
Net Realized and Unrealized Gain (Loss) on Investments	(.418)

Total from Investment Operations	(.285)

Distributions
Dividends from Net Investment Income	(.495)
Distributions from Realized Capital Gains	--

Total Distributions	(.495)

Net Asset Value, End of Period	$24.22

Total Return	-1.18%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,253
Ratio of Total Expenses to Average Net Assets	0.11%**
Ratio of Net Investment Income to Average Net Assets	5.06%**
Portfolio Turnover Rate	56%**

*Inception.
**Annualized.

Inflation-Protected Securities Fund Institutional Shares

For a Share Outstanding Throughout Each Period	Six Months Ended July 31, 2005	Year Ended Jan. 31, 2005	Dec. 12, 2003* to Jan. 31, 2004

Net Asset Value, Beginning of Period	$10.06	$9.88	$10.00

Investment Operations
Net Investment Income	.244	.483	--
Net Realized and Unrealized Gain (Loss) on Investments	(.192)	.207	.080

Total from Investment Operations	.052	.690	.080

Distributions
Dividends from Net Investment Income	(.221)	(.458)	(.104)
Distributions from Realized Capital Gains	(.031)	(.052)	(.096)
Total Distributions	(.252)	(.510)	(.200)
Net Asset Value, End of Period	$9.86	$10.06	$9.88

Total Return	0.49%	7.15%	0.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$772	$601	$204
Ratio of Total Expenses to Average Net Assets	0.09%**	0.11%	0.12%**
Ratio of Net Investment Income to Average Net Assets	5.08%**	4.93%	--†
Portfolio Turnover Rate	56%**	73%	63%

*Inception.
**Annualized.
†Negative inflation adjustments and premium amortization completely offset coupon income for the period from December 12, 2003, to January 31, 2004.

46

Intermediate-Term Treasury Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.28	$11.45	$11.69	$11.03	$10.94	$10.03

Investment Operations
Net Investment Income	.253	.504	.483	.571	.620	.649
Net Realized and Unrealized Gain (Loss) on Investments	(.181)	(.154)	(.058)	.838	.090	.910

Total from Investment Operations	.072	.350	.425	1.409	.710	1.559

Distributions
Dividends from Net Investment Income	(.253)	(.504)	(.483)	(.571)	(.620)	(.649)
Distributions from Realized Capital Gains	(.019)	(.016)	(.182)	(.178)	--	--

Total Distributions	(.272)	(.520)	(.665)	(.749)	(.620)	(.649)

Net Asset Value, End of Period	$11.08	$11.28	$11.45	$11.69	$11.03	$10.94

Total Return	0.65%	3.14%	3.71%	13.07%	6.62%	16.07%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,023	$2,169	$2,261	$2,680	$1,976	$1,795
Ratio of Total Expenses to Average Net Assets	0.25%*	0.24%	0.26%	0.28%	0.29%	0.28%
Ratio of Net Investment Income to Average Net Assets	4.60%*	4.45%	4.14%	4.93%	5.60%	6.25%
Portfolio Turnover Rate	49%*	61%	34%	110%	33%	56%

*Annualized

Intermediate-Term Treasury Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.28	$11.45	$11.69	$11.03	$10.94

Investment Operations
Net Investment Income	.261	.518	.498	.586	.614
Net Realized and Unrealized Gain (Loss) on Investments	(.181)	(.154)	(.058)	.838	.090

Total from Investment Operations	.080	.364	.440	1.424	.704

Distributions
Dividends from Net Investment Income	(.261)	(.518)	(.498)	(.586)	(.614)
Distributions from Realized Capital Gains	(.019)	(.016)	(.182)	(.178)	--

Total Distributions	(.280)	(.534)	(.680)	(.764)	(.614)

Net Asset Value, End of Period	$11.08	$11.28	$11.45	$11.69	$11.03

Total Return	0.72%	3.27%	3.85%	13.22%	6.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,847	$1,665	$1,694	$1,979	$1,732
Ratio of Total Expenses to Average Net Assets	0.12%**	0.12%	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	4.73%**	4.58%	4.27%	5.10%	5.65%**
Portfolio Turnover Rate	49%**	61%	34%	110%	33%

*Inception.
**Annualized.

47

FINANCIAL HIGHLIGHTS (CONTINUED)

GNMA Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$10.48	$10.52	$10.72	$10.44	$10.35	$9.71

Investment Operations
Net Investment Income	.239	.480	.502	.588	.650	.685
Net Realized and Unrealized Gain (Loss) on Investments	(.130)	(.040)	(.200)	.300	.090	.640

Total from Investment Operations	.109	.440	.302	.888	.740	1.325

Distributions
Dividends from Net Investment Income	(.239)	(.480)	(.502)	(.588)	(.650)	(.685)
Distributions from Realized Capital Gains	--	--	--	(.020)	--	--

Total Distributions	(.239)	(.480)	(.502)	(.608)	(.650)	(.685)

Net Asset Value, End of Period	$10.35	$10.48	$10.52	$10.72	$10.44	$10.35

Total Return	1.06%	4.31%	2.89%	8.73%	7.35%	14.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$17,438	$18,946	$19,245	$22,113	$15,839	$14,378
Ratio of Total Expenses to Average Net Assets	0.21%*	0.20%	0.20%	0.22%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets	4.67%*	4.61%	4.73%	5.51%	6.24%	6.85%
Portfolio Turnover Rate	35%*	53%	64%	65%	37%	41%

*Annualized

GNMA Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$10.48	$10.52	$10.72	$10.44	$10.32

Investment Operations
Net Investment Income	.243	.487	.509	.593	.631
Net Realized and Unrealized Gain (Loss) on Investments	(.130)	(.040)	(.200)	.300	.120

Total from Investment Operations	.113	.447	.309	.893	.751

Distributions
Dividends from Net Investment Income	(.243)	(.487)	(.509)	(.593)	(.631)
Distributions from Realized Capital Gains	--	--	--	(.020)	--

Total Distributions	(.243)	(.487)	(.509)	(.613)	(.631)

Net Asset Value, End of Period	$10.35	$10.48	$10.52	$10.72	$10.44

Total Return	1.09%	4.38%	2.96%	8.78%	7.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,096	$5,363	$5,335	$6,031	$3,605
Ratio of Total Expenses to Average Net Assets	0.13%**	0.13%	0.13%	0.17%	0.19%**
Ratio of Net Investment Income to Average Net Assets	4.75%**	4.68%	4.80%	5.54%	6.17%**
Portfolio Turnover Rate	35%**	53%	64%	65%	37%

*Inception.
**Annualized.

48

Long-Term Treasury Fund Investor Shares

	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Period	$11.76	$11.52	$11.66	$10.84	$10.88	$9.74

Investment Operations
Net Investment Income	.284	.574	.562	.585	.601	.621
Net Realized and Unrealized Gain (Loss) on Investments	.033	.314	(.001)	.973	(.040)	1.140

Total from Investment Operations	.317	.888	.561	1.558	.561	1.761

Distributions
Dividends from Net Investment Income	(.284)	(.574)	(.562)	(.585)	(.601)	(.621)
Distributions from Realized Capital Gains	(.043)	(.074)	(.139)	(.153)	--	--

Total Distributions	(.327)	(.648)	(.701)	(.738)	(.601)	(.621)

Net Asset Value, End of Period	$11.75	$11.76	$11.52	$11.66	$10.84	$10.88

Total Return	2.74%	8.01%	4.94%	14.77%	5.26%	18.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,533	$1,490	$1,471	$1,677	$1,363	$1,365
Ratio of Total Expenses to Average Net Assets	0.25%*	0.24%	0.26%	0.28%	0.29%	0.29%
Ratio of Net Investment Income to Average Net Assets	4.90%*	5.02%	4.81%	5.19%	5.52%	6.00%
Portfolio Turnover Rate	23%*	38%	64%	100%	64%	49%

*Annualized

Long-Term Treasury Fund Admiral Shares

	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$11.76	$11.52	$11.66	$10.84	$10.92

Investment Operations
Net Investment Income	.291	.588	.577	.599	.597
Net Realized and Unrealized Gain (Loss) on Investments	.033	.314	(.001)	.973	(.080)

Total from Investment Operations	.324	.902	.576	1.572	.517

Distributions
Dividends from Net Investment Income	(.291)	(.588)	(.577)	(.599)	(.597)
Distributions from Realized Capital Gains	(.043)	(.074)	(.139)	(.153)	--

Total Distributions	(.334)	(.662)	(.716)	(.752)	(.597)

Net Asset Value, End of Period	$11.75	$11.76	$11.52	$11.66	$10.84

Total Return	2.81%	8.15%	5.07%	14.92%	4.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$576	$436	$450	$536	$532
Ratio of Total Expenses to Average Net Assets	0.12%**	0.12%	0.13%	0.15%	0.15%**
Ratio of Net Investment Income to Average Net Assets	5.03%**	5.15%	4.94%	5.34%	5.60%**
Portfolio Turnover Rate	23%**	38%	64%	100%	64%

*Inception.
**Annualized.

49

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Government Bond Funds comprise the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, GNMA, and Long-Term Treasury Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund offers Investor Shares and Admiral Shares. The Inflation-Protected Securities Fund also offers Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5,000,000. Admiral Shares for the Inflation-Protected Securities Fund were first issued on June 10, 2005.

A.    The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Yorktown™Liquidity Fund and Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.Futures Contracts: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.Mortgage-Dollar-Rolls: The GNMA Fund has entered into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased on the Statement of Net Assets. The primary risk associated with mortgage-dollar-rolls is that a counterparty will default on its obligations to deliver purchased securities.

4.Repurchase Agreements: The funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

50

5.Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.Distributions: Distributions from net investment income are declared daily by all funds except the Inflation-Protected Securities Fund and paid on the first business day of the following month. Quarterly income dividends from the Inflation-Protected Securities Fund, and all funds’ annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7.Other: Interest income includes income distributions received from Vanguard Yorktown Liquidity Fund and Vanguard Market Liquidity Fund, and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.    The Vanguard Group furnishes investment advisory services to the Short-Term Treasury, Short-Term Federal, Inflation-Protected Securities, Intermediate-Term Treasury, and Long-Term Treasury Funds on an at-cost basis.

Wellington Management Company, LLP, provides investment advisory services to the GNMA Fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2005, the investment advisory fee of the GNMA Fund represented an effective annual rate of 0.01% of average net assets.

C.   The Vanguard Group furnishes at cost corporate management, administrative, shareholder account maintenance, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Bond Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization

Short-Term Treasury	$418	0.01%	0.42%
Short-Term Federal	371	0.01%	0.37%
Inflation-Protected Securities	1,164	0.01%	1.16%
Intermediate-Term Treasury	489	0.01%	0.49%
GNMA	3,078	0.01%	3.08%
Long-Term Treasury	266	0.01%	0.27%

The funds’ trustees and officers are also directors and officers of Vanguard.

D.    Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

51

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The funds’ tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at January 31, 2005, the following funds had tax-basis capital losses available to offset future net capital gains:

	Capital Losses
Bond Fund	Amount (000)	Expiration: Fiscal Years Ending January 31,

Short-Term Treasury	$8,132	2013-2014
Short-Term Federal	3,202	2014
GNMA	63,620	2012-2014

The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2006; should the funds realize net capital losses during the year, the losses will be added to the loss carryforward balances above.

The following funds had realized losses through January 31, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes:

Deferred Losses
Bond Fund	(000)

Inflation-Protected Securities	$7,111
Intermediate-Term Treasury	4,812
Long-Term Treasury	7,998

At July 31, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Bond Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)

Short-Term Treasury	$2,540	$(29,097)	$(26,557)
Short-Term Federal	2,882	(45,508)	(42,626)
Inflation-Protected Securities	180,500	(59,413)	121,087
Intermediate-Term Treasury	79,822	(15,133)	64,689
GNMA	210,736	(114,121)	96,615
Long-Term Treasury	236,580	(1,087)	235,493

At July 31, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Bond Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)

Short-Term Treasury/5-Year Treasury Note	(3,280)	$351,626	$1,900
Short-Term Federal/10-Year Treasury Note	(45)	4,994	31
Inflation-Protected Securities/10-Year Treasury Note	(6,897)	765,459	17,153
Intermediate-Term Treasury/5-Year Treasury Note	(3,201)	343,157	2,866
Long-Term Treasury/5-Year Treasury Note	(2,725)	292,129	1,625

52

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E.   During the six months ended July 31, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
	U.S. Government Securities
Bond Fund	Purchases	Sales

Short-Term Treasury	$1,503,550	$987,758
Short-Term Federal	609,706	1,149,869
Inflation-Protected Securities	3,566,402	2,441,385
Intermediate-Term Treasury	1,101,603	914,202
GNMA	4,593,957	4,163,021
Long-Term Treasury	409,176	222,529

F.   Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Short-Term Treasury
Investor Shares
Issued	$199,145	19,142	$579,668	54,942
Issued in Lieu of Cash Distributions	22,696	2,183	45,921	4,358
Redeemed	(417,844)	(40,183)	(765,459)	(72,606)

Net Increase (Decrease)--Investor Shares	(196,003)	(18,858)	(139,870)	(13,306)

Admiral Shares
Issued	319,579	30,733	627,914	59,484
Issued in Lieu of Cash Distributions	20,775	1,998	38,883	3,690
Redeemed	(267,371)	(25,701)	(688,565)	(65,301)

Net Increase (Decrease)--Admiral Shares	72,983	7,030	(21,768)	(2,127)

Short-Term Federal
Investor Shares
Issued	$212,248	20,527	$622,627	59,257
Issued in Lieu of Cash Distributions	31,250	3,024	65,802	6,278
Redeemed	(507,909)	(49,122)	(839,271)	(79,999)

Net Increase (Decrease)--Investor Shares	(264,411)	(25,571)	(150,842)	(14,464)

Admiral Shares
Issued	273,997	26,521	336,464	32,009
Issued in Lieu of Cash Distributions	8,640	836	16,141	1,540
Redeemed	(113,740)	(10,995)	(310,276)	(29,608)

Net Increase (Decrease)--Admiral Shares	168,897	16,362	42,329	3,941

53

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Inflation-Protected Securities
Investor Shares
Issued	$1,738,201	138,115	$3,779,246	302,089
Issued in Lieu of Cash Distributions	179,912	14,357	297,140	23,947
Redeemed	(2,139,399)	(171,291)	(1,804,409)	(144,934)

Net Increase (Decrease)--Investor Shares	(221,286)	(18,819)	2,271,977	181,102

Admiral Shares
Issued	1,280,726	52,488	--	--
Issued in Lieu of Cash Distributions	5,239	212	--	--
Redeemed	(23,520)	(965)	--	--

Net Increase (Decrease)--Admiral Shares	1,262,445	51,735	--	--

Institutional Shares
Issued	215,526	21,290	407,738	40,524
Issued in Lieu of Cash Distributions	17,810	1,776	20,403	2,054
Redeemed	(46,061)	(4,617)	(33,803)	(3,389)

Net Increase (Decrease)--Institutional Shares	187,275	18,449	394,338	39,189

Intermediate-Term Treasury
Investor Shares
Issued	$221,831	19,885	$457,574	40,419
Issued in Lieu of Cash Distributions	43,158	3,875	83,196	7,357
Redeemed	(372,346)	(33,401)	(598,499)	(52,976)

Net Increase (Decrease)--Investor Shares	(107,357)	(9,641)	(57,729)	(5,200)

Admiral Shares
Issued	336,258	30,138	368,411	32,464
Issued in Lieu of Cash Distributions	34,368	3,086	64,130	5,671
Redeemed	(157,260)	(14,082)	(434,069)	(38,414)

Net Increase (Decrease)--Admiral Shares	213,366	19,142	(1,528)	(279)

GNMA
Investor Shares
Issued	$1,654,984	159,049	$3,483,812	334,053
Issued in Lieu of Cash Distributions	347,079	33,405	699,968	67,212
Redeemed	(3,270,984)	(314,827)	(4,400,217)	(423,363)

Net Increase (Decrease)--Investor Shares	(1,268,921)	(122,373)	(216,437)	(22,098)

Admiral Shares
Issued	2,376,591	228,697	1,411,973	135,426
Issued in Lieu of Cash Distributions	87,747	8,446	156,970	15,071
Redeemed	(656,236)	(63,150)	(1,517,634)	(146,027)

Net Increase (Decrease)--Admiral Shares	1,808,102	173,993	51,309	4,470

54

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)

Long-Term Treasury
Investor Shares
Issued	$232,899	19,787	$247,414	21,558
Issued in Lieu of Cash Distributions	37,073	3,170	70,348	6,145
Redeemed	(226,191)	(19,250)	(327,224)	(28,738)

Net Increase (Decrease)--Investor Shares	43,781	3,707	(9,462)	(1,035)

Admiral Shares
Issued	167,075	14,183	77,557	6,821
Issued in Lieu of Cash Distributions	9,903	846	18,729	1,636
Redeemed	(36,362)	(3,104)	(119,268)	(10,485)

Net Increase (Decrease)--Admiral Shares	140,616	11,925	(22,982)	(2,028)

55

ABOUT YOUR FUND’S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 57 illustrates your fund’s costs in two ways:

•Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 57 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

56

Six Months Ended July 31, 2005*
	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period**

Based on Actual Fund Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,005.84	$1.24
Admiral Shares	1,000.00	1,006.50	0.60
Short-Term Federal Fund
Investor Shares	1,000.00	1,005.79	0.99
Admiral Shares	1,000.00	1,006.20	0.60
Inflation-Protected Securities Fund
Investor Shares	1,000.00	1,005.10	0.94
Institutional Shares	1,000.00	1,004.86	0.45
Intermediate-Term Treasury Fund
Investor Shares	1,000.00	1,006.52	1.24
Admiral Shares	1,000.00	1,007.18	0.60
GNMA Fund
Investor Shares	1,000.00	1,010.55	1.05
Admiral Shares	1,000.00	1,010.93	0.65
Long-Term Treasury Fund
Investor Shares	1,000.00	1,027.37	1.26
Admiral Shares	1,000.00	1,028.05	0.60

Based on Hypothetical 5% Yearly Return
Short-Term Treasury Fund
Investor Shares	$1,000.00	$1,023.55	$1.25
Admiral Shares	1,000.00	1,024.20	0.60
Short-Term Federal Fund
Investor Shares	1,000.00	1,023.80	1.00
Admiral Shares	1,000.00	1,024.20	0.60
Inflation-Protected Securities Fund
Investor Shares	1,000.00	1,023.85	0.95
Institutional Shares	1,000.00	1,024.35	0.45
Intermediate-Term Treasury Fund
Investor Shares	1,000.00	1,023.55	1.25
Admiral Shares	1,000.00	1,024.20	0.60
GNMA Fund
Investor Shares	1,000.00	1,023.75	1.05
Admiral Shares	1,000.00	1,024.15	0.65
Long-Term Treasury Fund
Investor Shares	1,000.00	1,023.55	1.25
Admiral Shares	1,000.00	1,024.20	0.60

*The table does not include data for funds or share classes of funds with fewer than six months of history.
**The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares; for the Short-Term Federal Fund, 0.20% for Investor Shares and 0.12% for Admiral Shares; for the Inflation-Protected Securities Fund, 0.19% for Investor Shares and 0.09% for Institutional Shares; for the Intermediate-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares; for the GNMA Fund, 0.21% for Investor Shares and 0.13% for Admiral Shares; and for the Long-Term Treasury Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

57

TRUSTEES RENEW ADVISORY ARRANGEMENTS

The board of trustees of Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, Vanguard Short-Term Federal Fund, and Vanguard Inflation-Protected Securities Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. The board also has renewed the investment advisory agreement between Vanguard GNMA Fund and the fund’s investment advisor, Wellington Management Company, LLP. The board determined that renewing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisors’ investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the benefits to shareholders of continuing to retain Vanguard and Wellington Management as the advisors to the funds, particularly in light of the nature, extent, and quality of services they have provided. The board considered the quality of investment management to the funds over both the short and long term and the organizational depth and stability of the firms. The board noted that Vanguard and Wellington Management have been the funds’ advisors since their inceptions and that the portfolio management teams employ disciplined investment processes and have considerable experience. The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board considered the magnitude, consistency, and reasons for each fund’s and advisor’s performance, and concluded that performance was such that the advisory arrangements should continue. Information about the funds’ performance, including some of the data considered by the board, can be found in the “Performance Summaries” section of this report.

COST

The funds’ expense ratios were far below the average expense ratios charged by funds in their peer groups. The funds’ advisory fees were also well below the peer-group averages. Information about the funds’ expense ratios appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rates. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

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THE BENEFIT OF ECONOMIES OF SCALE

Shareholders in Vanguard GNMA Fund benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The board concluded that with regard to Vanguard Short-Term, Intermediate-Term, and Long-Term Treasury Funds, Vanguard Short-Term Federal Fund, and Vanguard Inflation-Protected Securities Fund, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase. The board will consider whether to renew the advisory arrangements again after a one-year period.

59

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, Yorktown, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information

This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web

www.vanguard.com

Fund Information

800-662-7447

Direct Investor Account Services

800-662-2739

Institutional Investor Services

800-523-1036

Text Telephone

800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.
Q322 092005

Vanguard® Corporate Bond Funds

July 31, 2005

CONTENTS
1	CHAIRMAN’S LETTER
7	ADVISORS’ REPORTS
14	FUND PROFILES
18	GLOSSARY OF INVESTMENT TERMS
19	PERFORMANCE SUMMARIES
23	FINANCIAL STATEMENTS
88	ABOUT YOUR FUNDS EXPENSES
90	ADVISORY ARRANGEMENTS

SUMMARY

•	Bond prices decreased over the fiscal half-year ended July 31, 2005, as short-term interest rates climbed steadily.

•	The four Vanguard Corporate Bond Funds posted positive returns ranging from 0.7% to 2.4%.

•	The Short-Term and Long-Term Investment-Grade Funds topped the returns of their average bond fund peers, while the Intermediate-Term Investment-Grade and High-Yield Corporate Funds slightly trailed competitors.

VANGUARD’S PLEDGE TO CLIENTS

We recognize that your relationship with Vanguard rests on the twin pillars of trust and excellence, each of which is built upon the character of our people. Our Pledge to Clients reflects our ongoing efforts to deserve your trust and to continually improve so that we can offer you excellence in all that we do.

We will:

•	Put your interests first at all times.

•	Continually seek to earn your trust by adhering to the highest standards of ethical behavior and fiduciary responsibility.

•	Strive to be the highest-value provider of investment services, which means outstanding investment performance and service, both at the lowest possible cost.

•	Communicate candidly not only about the rewards of investing but also about the risks and costs.

•	Maintain highly effective controls to safeguard your assets and protect your confidential information.

•	Invest a majority of our personal assets alongside yours.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Want less clutter in your mailbox? Just register with Vanguard.com® and opt to get fund reports online.

CHAIRMAN'S LETTER

Dear Shareholder,

During the six months ended July 31, 2005, short-term interest rates increased steadily as the Federal Reserve Board raised its target for the federal funds rate. Among longer-term bonds, by contrast, interest rates declined—a phenomenon described as a flattening of the yield curve.

Total Returns	Six Months Ended July 31, 2005
Vanguard Short-Term
Investment-Grade Fund
Investor Shares	0.9%
Admiral Shares	0.9
Institutional Shares	1.0
Lehman 1-5 Year U.S. Credit Index	0.5
Average 1-5 Year
Investment Grade Debt Fund*	0.6

Vanguard Intermediate-Term
Investment-Grade Fund
Investor Shares	0.7%
Admiral Shares	0.7
Lehman 5-10 Year U.S. Credit Index	0.4
Average Intermediate
Investment Grade Debt Fund*	0.8

Vanguard Long-Term
Investment-Grade Fund
Investor Shares	2.3%
Admiral Shares	2.4
Lehman Long Credit A or Better Index	2.2
Average Corporate A-Rated Debt Fund*	0.8

Vanguard High-Yield Corporate Fund
Investor Shares	1.9%
Admiral Shares	2.0
Lehman High Yield Index	3.0
Average High-Current-Yield Fund*	2.1

*Derived from data provided by Lipper Inc.

In this unusual environment, the Vanguard Corporate Bond Funds produced positive total returns (capital change plus reinvested distributions) comparable with those of their market segments. The funds' starting and ending net asset values, as well as their distributions during the period, appear in the table on page 6.

As you can see in the table at left, the Long-Term Investment-Grade Fund led the way, returning 2.3% for Investor Shares and 2.4% for Admiral Shares, while the Intermediate-Term Investment-Grade Fund posted the lowest returns of the four funds, 0.7% for both share classes. The changes in the funds' yields during the period reflected the narrowing of the difference between long- and short-term rates. For example, the yield of the Long-Term Investment-Grade Fund's Investor Shares fell 8 basis points (0.08 percentage point) to end the period at 5.06%, while the yield of the Short-Term Investment-Grade Fund Investor Shares increased by 50 basis points. The table on page 3 shows the SEC 30-day annualized yields for each fund's Investor Shares on July 31.

Admiral™ Shares A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Institutional Shares This class of shares also carries low expenses and is available for a minimum investment of $50 million.

THE BOND MARKET REMAINED DISENGAGED

Short-term interest rates continued to rise, nudged by the Federal Reserve Board, but long-term rates vacillated for most of the period, with low yields frustrating the Fed's efforts to make borrowing more costly. July may have marked a turn, as yields jumped sharply across the maturity spectrum--a signal that inflation fears may have started to trouble bond investors.

The Lehman Brothers Aggregate Bond Index, which reflects the taxable investment-grade U.S. bond market, gained a modest 0.9% during the six months.

Market Barometer	Total Returns Periods Ended July 31, 2005
	Six Months	One Year	Five Years*
Bonds
Lehman Aggregate Bond Index	0.9%	4.8%	7.0%
(Broad taxable market)
Lehman Municipal Bond Index	1.5	6.3	6.5
Citigroup 3-Month Treasury Bill Index	1.3	2.2	2.4

Stocks
Russell 1000 Index (Large-caps)	6.7%	16.2%	-0.8%
Russell 2000 Index (Small-caps)	9.6	24.8	7.7
Dow Jones Wilshire 5000 Index	7.1	17.4	0.0
(Entire market)
MSCI All Country World Index
ex USA (International)	5.8	24.9	2.3

CPI
Consumer Price Index	2.5%	3.2%	2.5%

*Annualized.

The Fed raised the target federal funds rate by one percentage point in four equal steps, bringing it to 3.25% at the end of the period. The yield of the 3-month U.S. Treasury bill moved in sync, closing the six months at 3.39%. The yield of the 10-year Treasury note finished the period at 4.28%, an increase of 15 basis points (0.15 percentage point). The yield of the 30-year Treasury bond fell 12 basis points to 4.47%.

STOCKS FOLLOWED THE MERCURY IN A SUMMER RALLY

The U.S. stock market struggled during early spring, but then seemed to follow the thermometer upward in May, June, and July. The broad market, as measured by the Dow Jones Wilshire 5000 Composite Index, gained 7.1% during the six months.

Initially, investors remained cautious, even as the U.S. economy drummed forth good news on gross domestic product growth, the housing market, and job creation. Such gains were offset, many felt, by skepticism that economic growth could be sustained in the face of escalating energy costs and rising short-term interest rates. But as the period wore on and corporate earnings reports came in surprisingly strong, investors became increasingly convinced that the economy was in sound shape.

Investors did not show strong preferences among growth and value stocks. Small- and mid-capitalization stocks outperformed those of larger companies during the half-year, continuing recent trends. International stocks outperformed their U.S. counterparts; however, a strengthening U.S. dollar wiped out that edge for U.S.-based investors.

INCOME KEPT RETURNS POSITIVE FOR ALL FOUR FUNDS

As is always the case, interest rate changes were both boon and bane during the past six months. Among short- and intermediate-term bonds, rising yields drove prices lower, diminishing near-term results, but boosting the prospective return of future investments. The opposite phenomenon unfolded among long-term bonds.

The three Vanguard investment-grade bond funds were influenced by these dynamics. The Investor Shares of the Short-Term Investment-Grade Fund returned 0.9%, and those of the Intermediate-Term Investment-Grade Fund returned 0.7%, as declining bond prices offset

Yields and Returns
	SEC 30-Day Annualized Yields on July 31,		Components of Total Returns 12 Months Ended July 31, 2005
Bond Fund (Investor Shares)	2004	2005	Capital Return	Income Return	Total Return
Short-Term Investment-Grade	3.05%	3.84%	-1.1%	3.4%	2.3%
Intermediate-Term
Investment-Grade	4.51	4.50	0.2	4.7	4.9
Long-Term Investment-Grade	5.68	5.06	7.0	5.9	12.9
High-Yield Corporate	6.68	6.34	0.8	7.4	8.2

most of their income return. The Long-Term Investment-Grade Fund’s Investor Shares returned 2.3%, as the fund experienced a modest decline in yield and relatively little change in share price. The Short- and Long-Term Funds outpaced the returns of both their peers and benchmarks, while the Intermediate-Term Fund’s returns beat the benchmark result but were just shy of the peer-group average.

The Investor Shares of Vanguard High-Yield Corporate Fund, which is generally less sensitive to interest rate changes than to the financial health of below-investment-grade borrowers, returned 1.9%. The fund lagged the results of its comparative standards for the half-year in part because the investment advisor, Wellington Management Company, LLP, held no General Motors bonds. GM issues rallied shortly after the auto giant lost its investment-grade credit rating.

In both the High-Yield Corporate Fund and the Long-Term Investment-Grade Fund—also advised by Wellington Management—the advisor has been emphasizing higher-quality securities, a response to the continued narrowing of spreads between the yields of high-quality bonds and those of higher-risk corporate bonds. As the risk/reward trade-off has become less attractive, the advisor has sought to decrease risk exposure by enhancing credit quality.

Six-month results for a bond fund provide an incomplete perspective on performance, because these figures include the full impact of any price changes but only a half-year’s worth of interest income. To provide a more meaningful perspective, we present the 12-month returns for each fund’s Investor Shares in the table on page 3.

THE BENEFITS OF A LOW-COST, BALANCED PORTFOLIO

The relatively low level of yields currently available to bond investors is a compelling argument for low-cost investing. In such an environment, higher costs are even more punitive to returns than in a high-interest-rate environment. Over longer periods, the impact of Vanguard’s low operating costs can be especially powerful.

If you’ve been an investor in one of the Vanguard Corporate Bond Funds over the past few years, you’ve enjoyed solid returns. Today, with various trends suggesting that higher interest rates may be in store, you might be tempted to consider shifting allocations from bonds into other asset classes. Be cautious. Instead of searching for the next “big” thing, take this opportunity to make sure your portfolio is still aligned with your original target allocations. Investors who periodically rebalance their portfolios across and within asset classes in accordance with their long-term objectives are likely to better tolerate the market’s short-term peaks and valleys. Remember too, that if you are a long-term investor and reinvest your fund distributions, a rise in interest rates can actually be good news. While bond prices may fall in the short term, your distributions will be reinvested in bonds with higher yields, potentially resulting in higher total returns in the long run.

Annualized Expense Ratios:* Your fund compared with its peer group
Bond Fund	Investor Shares	Admiral Shares	Institutional Shares	Peer Group
Short-Term
Investment-Grade	0.20%	0.11%	0.07%	0.94%
Intermediate-Term
Investment-Grade	0.21	0.10	—	1.01
Long-Term
Investment-Grade	0.26	0.14	—	1.14
High-Yield Corporate	0.25	0.12	—	1.30

*Fund expense ratios reflect the six months ended July 31, 2005. Peer groups are: for the Short-Term Investment-Grade Fund, the Average 1–5 Year Investment Grade Debt Fund; for the Intermediate-Term Investment-Grade Fund, the Average Intermediate Investment Grade Debt Fund; for the Long-Term Investment-Grade Fund, the Average Corporate A-Rated Debt Fund; for the High-Yield Corporate Fund, the Average High-Current-Yield Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2004. Each asset class plays an important role in an investment program. Bonds typically provide a higher level of income than money market or stock funds, and they can moderate the volatility of the stock portion of a portfolio. Vanguard’s Corporate Bond Funds can play a key part in such a balanced portfolio.

Thank you for investing your assets with Vanguard.

Sincerely,

John J. Brennan

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

AUGUST 12, 2005

Your Fund's Performance at a Glance		January 31, 2005-July 31, 2005

			Distributions Per Share
Bond Fund	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Short-Term Investment-Grade
Investor Shares	$10.63	$10.54	$0.184	$0.000
Admiral Shares	10.63	10.54	0.189	0.000
Institutional Shares	10.63	10.54	0.191	0.000

Intermediate-Term
Investment-Grade
Investor Shares	$10.08	$9.90	$0.229	$0.018
Admiral Shares	10.08	9.90	0.234	0.018

Long-Term Investment-Grade
Investor Shares	$9.76	$9.73	$0.256	$0.000
Admiral Shares	9.76	9.73	0.262	0.000

High-Yield Corporate
Investor Shares	$6.39	$6.29	$0.219	$0.000
Admiral Shares	6.39	6.29	0.223	0.000

ADVISORS REPORT

For the Short- and Intermediate-Term Investment-Grade Funds

During the six months ended July 31, 2005, the Short-Term Investment-Grade Fund returned 0.9% for its Investor and Admiral Shares and 1.0% for its Institutional Shares, while the Intermediate-Term Investment-Grade Fund returned 0.7% for both of its share classes.

THE INVESTMENT ENVIRONMENT

During the first half of the fiscal year, the investment environment was characterized by a brisk economic expansion, an improving labor market, and a modest acceleration in the inflation rate. The most significant influence on the fixed income market was the Federal Reserve Board’s hikes in short-term interest rates. The Fed continued its “measured pace” of monetary-policy tightening, raising the target federal funds rate for the ninth consecutive time at the end of June, to 3.25%. (In early August, the Fed raised the target rate again, to 3.50%.)

Fed officials stated that even after the tightening, “the stance of monetary policy remains accommodative.” The Fed’s slow-but-steady increases—intended to ward off any acceleration in inflation—were seen by many as a logical response to an economic picture that has been generally favorable but marked by a few patches of concern. For example, although the inflation-adjusted gross domestic product grew respectably during the first two quarters of calendar 2005, higher energy prices contributed to concern about near-term inflationary pressures. Nonetheless, Fed officials maintained longer-term expectations of low and stable inflation.

Investment Philosophy

The funds reflect a belief that no one bond portfolio is right for all investors. The funds offer an array of portfolios with specific maturity and quality characteristics so investors can select the portfolio or combination of portfolios appropriate to their needs.

As the fiscal half-year ended, the Fed had not signaled any imminent change in its monetary strategy, and some analysts believed that the central bank would continue to boost short-term rates in 25-basis-point increments.

THE FIXED INCOME MARKET

The yields of U.S. Treasury securities rose during the period, with short rates rising faster than long rates. The exception to this pattern was the 30-year bond, which rallied as its yield declined. (See the table at left for yield changes.) Some investors interpreted the divergent performances of the longest-term and shorter-term securities as a signal that the Federal Reserve had gone too far in raising short-term interest rates, increasing the risk of another recession. As this view became more widely accepted in the marketplace, Treasury securities rallied, and the yield of the 10-year note dipped to 3.89%. By the end of the period, however, expectations of continued rate increases were again dictating the market’s direction, and the 10-year Treasury’s yield rose to 4.28%.

Starting and Ending Yields of U.S. Treasury Securities
Maturity	January 31, 2005	July 31, 2005	Change (basis points)

2 years	3.27%	4.02%	+75
3 years	3.40	4.07	+67
5 years	3.69	4.12	+43
10 years	4.13	4.28	+15
30 years	4.59	4.47	-12

Source: The Vanguard Group.

Corporate bonds trailed the broader investment-grade bond market during the six months by 61 basis points (0.61 percentage point), under-performing mortgage-backed and asset-backed securities by 43 and 74 basis points, respectively. Oddly enough, the market’s lower-quality credits, including high-yield (“junk”) bonds (which outperformed the broad market by 219 basis points) and emerging-markets bonds (which outperformed by 359 basis points), produced significantly better returns than their higher-quality counterparts.

Corporate borrowing was heavy during the period, with investors purchasing $200 billion of new issues. Overall, the spread between the yields of corporate and Treasury securities was on a roller-coaster ride, starting the period at 82 basis points, widening to 102 basis points, and finishing back at 82 basis points.

Credit quality continued to improve: The downgrade-to-upgrade ratio was around one-to-one, compared with two-to-one in the first half of the previous year. Nevertheless, this period’s downgrades were especially noteworthy—they included the auto giants Ford and General Motors.

THE MANAGEMENT OF THE FUNDS

We kept the funds’ average durations, a measure of interest rate sensitivity, in the bearish-to-neutral range for most of the six-month period, reflecting our expectation that interest rates would continue to rise. This strategy proved effective, particularly for the Short-Term Fund, as the Federal Reserve boosted short-term interest rates by 100 basis points during the six months. Both funds, but particularly the Short-Term Fund, also benefited from the purchase of floating-rate paper, which allowed us to take advantage of the rate increases. By the end of the period, the average duration of the Short-Term Fund remained in the bearish range, while we had nudged that of the Intermediate-Term Fund back to a neutral position.

A strategy that proved less rewarding was positioning the funds for the “upgrade trade,” based on our expectation that investors would shift from high-yield and emerging-markets bonds—which had become expensive—to higher-quality securities. We prepared for this development by purchasing higher-quality, less-volatile corporate bonds and U.S. Treasuries, while reducing our exposure to riskier credits. These moves proved to be premature, however, costing the Intermediate-Term Fund some return and offsetting some of the gains we had produced by shortening the fund’s duration.

Robert F. Auwaerter, PRINCIPAL

VANGUARD FIXED INCOME GROUP

AUGUST 17, 2005

ADVISORS REPORT

For the Long-Term Investment-Grade and High-Yield Corporate Funds

During the six months ended July 31, 2005, the Investor Shares of the Long-Term Investment-Grade Fund returned 2.3%, while those of the High-Yield Corporate Fund returned 1.9%. The funds’ Admiral Shares returned 2.4% and 2.0%, respectively.

THE INVESTMENT ENVIRONMENT

The Long-Term Investment-Grade and High-Yield Corporate Funds invest almost exclusively in the U.S. corporate bond market. The funds have varying degrees of credit and duration risk, and their performance is affected by both the direction of interest rates and the overall health of the U.S. economy, which influences business conditions for issuers of corporate bonds.

Credit risk is generally a function of the economy and liquidity conditions. On average, the quality ratings of corporate bonds tend to improve during periods of economic improvement and “loose” monetary conditions (i.e., when financing is readily available). So far in 2005, we have experienced a tightening of monetary conditions, but they are still not restrictive. We probably won’t experience any significant effects of the Federal Reserve Board’s numerous rate hikes before 2006. Eventually, investors will anticipate slower growth, reduced inflationary pressures, and marginal rationing of credit. Until then, our expectation is that bond investors will remain optimistic about the direction of the economy and be willing to embrace credit risk. Capital markets are awash in liquidity in an environment of low nominal yields. As a result, investors have been lowering their credit hurdles to obtain higher absolute yields.

U.S. Treasuries’ interest rates continue to defy expectations. In the six months ended July 31, the 5-year Treasury note’s yield rose 43 basis points (0.43 percentage point), while the yield of the 30-year Treasury bond actually declined 12 basis points. The 5-year Treasury’s rise in yield was attributable to the Federal Reserve’s increases in the target federal funds rate; the 30-year Treasury’s decline in yield was an endorsement by bond investors of the Fed’s commitment to containing inflation.

The “extra” yield of corporate issues, which compensates investors for the securities’ credit risk, increased for investment-grade bonds but was essentially unchanged for high-yield bonds. One reason for the rise in the yield spread between Treasury securities and investment-grade issues was concern that managements have been raising the amount of debt on their balance sheets by undertaking shareholder-friendly activities. Such activities include aggressive share repurchases and special dividends. From a historical perspective, valuations of investment-grade and high-yield bonds are still fairly high, making them less attractive than in prior years. Despite the wider spread for investment-grade corporates, risk premiums remain narrow overall, as they have for two years now.

While investors may have had some concern about rising debt among investment-grade companies, many companies have greatly improved their balance sheets in the past two years by taking advantage of lower interest rates to refinance existing debt obligations. Rating agencies tended to view these financial improvements favorably, leading to a greater number of credit upgrades. This shift was especially true in the high-yield market. In calendar 2003, Moody’s Investors Service’s downgrade-to-upgrade ratio was 2.4. In 2004, this ratio fell to 0.8, which is roughly its current level. The default rate also has declined.

Bonds generally have an asymmetrical payoff, meaning their prices can decline much more than they are able to appreciate. A strategy to mitigate this erosion is to diversify across issuers and industries to dampen the effects of credit mistakes. This diversification, along with our fundamental credit-research effort, remains a constant ingredient in our investment approach as interest rate changes continue in the fixed income market.

LONG-TERM INVESTMENT-GRADE FUND

Successes: The fund marginally outpaced the benchmark in the fiscal half-year. We continued to avoid serious credit mistakes. While average duration measures the sensitivity of the fund to changes in interest rates, it does not account for changes in credit quality. If the risk premiums of corporate bonds continue to decline, the net asset values of the fund can gain support, even if interest rates rise for Treasuries, as we expect.

Shortfalls: While the fund generally benefited from stable yields at the long end of the yield curve during the half-year, our sector allocation generally failed to add value relative to the benchmark. In addition, our credit-quality allocation decisions were suboptimal. Given that long-term Baa-rated bonds underperformed higher-quality long bonds during the period, our roughly 15% allocation to Baa issues, which are not represented in the benchmark, detracted from relative return.

Positioning: The fund is positioned with long-term investment-grade bonds that carry excellent call protection. The major risk to this fund, with its long average duration and maturity, is a rise in long-term interest rates. We are keeping the fund’s duration in line with that of the benchmark in the belief that long rates will remain relatively stable in the near term. While we think that the next major move in rates will be upward, we cannot forget that the demand for long-maturity assets is real, particularly given the prevalence of underfunded pension plans. The fund’s long duration will continue to capture the additional yield offered in return for assuming the risk of large swings in net asset values. Nevertheless, we recognize that this positioning carries risks. We are in an environment where the difference between intermediate and long rates has narrowed significantly, reducing the relative reward for owning very long bonds.

The second risk always present in this fund is that the credit quality of corporate issuers may deteriorate. To mitigate this risk, the fund is well diversified by issuer and industry. The fund does not own emerging-markets debt or foreign bonds denominated in non-U.S. currencies. We generally purchase bonds of well-established, larger companies with stable operating histories.

HIGH-YIELD CORPORATE FUND

Successes: Although the fund’s returns lagged the return of the benchmark index for the period, there were pockets of strength. Specifically, the fund outperformed the benchmark in the technology, transportation, and retail sectors, where we avoided several poorly performing issues. The fund is experiencing more credit upgrades than downgrades, for the reasons discussed earlier.

Shortfalls: The fund’s underperformance relative to its benchmark index was due to our poor credit decisions in the auto sector. The fund also was hurt by its weightings in Baa-rated securities and Treasuries. Baa securities, in general, returned 260 basis points (2.6 percentage points) less than the overall high-yield market. While our approach is consistent, the general avoidance of relative risk has hurt the fund’s returns over the past three years. This is particularly true with respect to the utilities industry, which rebounded over the period. Also, the fund’s average duration was relatively short, as we underestimated the impact of falling long Treasury rates on the high-yield market.

Positioning: Within the lower-quality portion of the corporate bond market, commonly referred to as the “junk” bond market, the fund follows a relatively high-quality bias by focusing on the “upper tier” of the credit spectrum. In markets where risk premiums are narrowing and prices are rising, this upper-tier strategy can be expected to result in performance relatively worse than that of a portfolio of higher-risk bonds. In absolute terms, however, the fund’s net asset values rise in such environments, alleviating some of the distasteful under-performance. Currently, the yield differential that might be gained by lowering the fund’s credit quality does not justify the potential risk of loss of principal, in our view. The fund’s holdings continue to be focused on cash-paying issues almost exclusively rated B or better. We maintain a modest U.S. Treasury reserve in the event that liquidity is necessary, and we remain committed to the higher-quality spectrum of the below-investment-grade market.

The fund is diversified by issuer and by industry to decrease risk. We avoid equity-linked securities such as convertibles.

Earl E. McEvoy, SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP

AUGUST 15, 2005

FUND PROFILES
As of 7/31/2005	These Profiles provide snapshots of each fund’s characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 18.

SHORT-TERM INVESTMENT-GRADE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	718	1,150	6,248
Yield		—	—
Investor Shares	3.8%
Admiral Shares	4.0%
Institutional Shares	4.0%
Yield to Maturity	4.3%†	4.6%	4.8%
Average Coupon	4.2%	5.3%	5.3%
Average Effective Maturity	2.7 years	2.9 years	7.0 years
Average Quality††	Aa3	A1	Aa1
Average Duration	1.8 years	2.6 years	4.4 years
Expense Ratio		—	—
Investor Shares	0.20%‡
Admiral Shares	0.11%‡
Institutional Shares	0.07%‡
Short-Term Reserves	2%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.97	1.00	0.85	1.00
Beta	0.65	1.00	0.42	1.00

Sector Diversification‡‡ (% of portfolio )
Asset-Backed/Commercial Mortgage-Backed	19%

Finance	33

Foreign	1

Government Mortgage-Backed	7

Industrial	28

Treasury/Agency	5

Utilities	5

Short-Term Reserves	2%

Total	100%

*Lehman 1–5 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality†† (% of portfolio)
Aaa	36%

Aa	22

A	25

Baa	16

Ba	1

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	23%

1-3 Years	49

3-5 Years	17

Over 5 Years	11

Total	100%

Investment Focus

INTERMEDIATE-TERM INVESTMENT-GRADE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	504	1,009	6,248
Yield		—	—
Investor Shares	4.5%
Admiral Shares	4.6%
Yield to Maturity	4.8%†	5.0%	4.8%
Average Coupon	5.4%	6.0%	5.3%
Average Effective Maturity	6.3 years	7.3 years	7.0 years
Average Quality††	A1	A2	Aa1
Average Duration	5.0 years	5.8 years	4.4 years
Expense Ratio		—	—
Investor Shares	0.21%‡
Admiral Shares	0.10%‡
Short-Term Reserves	1%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.97	1.00	0.97	1.00
Beta	0.77	1.00	1.18	1.00

Sector Diversification‡‡ (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	9%

Finance	28

Foreign	2

Government Mortgage-Backed	2

Industrial	37

Treasury/Agency	12

Utilities	8

Other	1

Short-Term Reserves	1%

Total	100%

*Lehman 5–10 Year U.S. Credit Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality†† (% of portfolio)
Aaa	29%

Aa	11

A	35

Baa	23

Ba	2

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	0%

1-5 Years	31

5-10 Years	68

10-20 Years	1

Total	100%

Investment Focus

          Visit our website at Vanguard.com
for regularly updated fund information.

FUND PROFILES (CONTINUED)
LONG-TERM INVESTMENT-GRADE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	235	426	6,248
Yield		—	—
Investor Shares	5.1%
Admiral Shares	5.2%
Yield to Maturity	5.3%†	5.5%	4.8%
Average Coupon	6.7%	6.7%	5.3%
Average Effective Maturity	21.1 years	23.7 years	7.0 years
Average Quality††	A1	Aa3	Aa1
Average Duration	11.5 years	11.4 years	4.4 years
Expense Ratio		—	—
Investor Shares	0.26%‡
Admiral Shares	0.14%‡
Short-Term Reserves	1%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.99	1.00	0.92	1.00
Beta	1.00	1.00	2.24	1.00

Sector Diversification‡‡ (% of portfolio)
Asset-Backed/Commercial Mortgage-Backed	0%

Finance	32

Foreign	5

Government Mortgage-Backed	0

Industrial	48

Treasury/Agency	3

Utilities	7

Other	4

Short-Term Reserves	1%

Total	100%

*Lehman Long Credit A or Better Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.
‡‡The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality†† (% of portfolio)
Aaa	10%

Aa	29

A	48

Baa	12

Not Rated	1

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	0%

1-5 Years	0

5-10 Years	12

10-20 Years	22

20-30 Years	64

Over 30 Years	2

Total	100%

Investment Focus

HIGH-YIELD CORPORATE FUND
Financial Attributes
	Fund	Comparative Index*	Broad Index**
Number of Issues	390	1,643	6,248
Yield		—	—
Investor Shares	6.3%
Admiral Shares	6.5%
Yield to Maturity	6.8%†	7.8%	4.8%
Average Coupon	8.0%	8.0%	5.3%
Average Effective Maturity	7.8 years	8.2 years	7.0 years
Average Quality††	Ba2	B1	Aa1
Average Duration	4.3 years	4.6 years	4.4 years
Expense Ratio		—	—
Investor Shares	0.25%‡
Admiral Shares	0.12%‡
Short-Term Reserves	1%	—	—

Volatility Measures
	Fund	Comparative Index*	Fund	Broad Index**
R-Squared	0.91	1.00	0.12	1.00
Beta	0.71	1.00	0.40	1.00

Sector Diversification (% of portfolio )
Basic Industry	13%

Capital Goods	7

Communication	20

Consumer Cyclical	16

Consumer Noncyclical	11

Energy	6

Finance	2

Other Industrial	3

Technology	4

Transportation	2

Treasury/Agency	4

Utilities	11

Short-Term Reserves	1%

Total	100%

*Lehman High Yield Index.
**Lehman Aggregate Bond Index.
†Before expenses.
††Moody’s Investors Service.
‡Annualized.

Distribution by Credit Quality†† (% of portfolio)
Aaa	5%

Aa	0

A	0

Baa	5

Ba	46

B	42

Not Rated	2

Total	100%

Distribution by Maturity (% of portfolio)

Under 1 Year	0%

1-5 Years	21

5-10 Years	69

10-20 Years	3

20-30 Years	7

Total	100%

Investment Focus

          Visit our website at Vanguard.com
for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

PERFORMANCE SUMMARIES
As of 7/31/2005	All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the funds. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

SHORT-TERM INVESTMENT-GRADE FUND
Fiscal-Year Total Returns (%) January 31, 1995-July 31, 2005
	Short-Term Investment-Grade Fund Investor Shares			Lehman*		Short-Term Investment-Grade Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	5.2%	6.8%	12.0%	13.7%	2002	0.6%	6.3%	6.9%	8.3%
1997	-1.7	6.2	4.5	4.6	2003	-0.4	5.4	5.0	8.7
1998	1.1	6.4	7.5	8.0	2004	0.3	4.0	4.3	5.6
1999	-0.1	6.3	6.2	7.1	2005	-1.7	3.4	1.7	1.9
2000	-3.4	6.2	2.8	1.5	2006	-0.8	1.7	0.9	0.5
2001	2.6	7.1	9.7	10.7

*Lehman 1–5 Year U.S. Credit Index. **Six months ended July 31, 2005. Note: See Financial Highlights tables on pages 75 and 76 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Short-Term Investment-Grade Fund
Investor Shares	10/29/1982	3.09%	5.23%	-0.14%	5.66%	5.52%
Admiral Shares	2/12/2001	3.17	4.45*	—	—	—
Institutional Shares	9/30/1997	3.20	5.35	-0.24*	5.58*	5.34*

*Return since inception.

PERFORMANCE SUMMARIES (CONTINUED)
INTERMEDIATE-TERM INVESTMENT -GRADE FUND
Fiscal-Year Total Returns (%) January 31, 1995-July 31, 2005
	Intermediate-Term Investment-Grade Fund Investor Shares			Lehman*		Intermediate-Term Investment-Grade Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	12.1%	7.8%	19.9%	21.1%	2002	1.5%	6.7%	8.2%	8.1%
1997	-4.2	6.5	2.3	2.7	2003	3.1	6.2	9.3	11.0
1998	3.3	6.9	10.2	10.4	2004	2.1	5.3	7.4	9.7
1999	1.2	6.5	7.7	8.4	2005	-0.5	4.7	4.2	5.4
2000	-8.9	6.2	-2.7	-3.7	2006	-1.6	2.3	0.7	0.4
2001	5.4	7.8	13.2	14.3

*Lehman 5–10 Year U.S. Credit Index. **Six months ended July 31, 2005. Note: See Financial Highlights tables on page 77 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Intermediate-Term Investment-Grade Fund
Investor Shares	11/1/1993	7.48%	8.21%	0.59%	6.31%	6.90%
Admiral Shares	2/12/2001	7.59	7.17*	—	—	—

*Return since inception.

LONG-TERM INVESTMENT-GRADE FUND
Fiscal-Year Total Returns (%) January 31, 1995-July 31, 2005
	Long-Term Investment-Grade Fund Investor Shares			Lehman*		Long-Term Investment-Grade Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	15.3%	8.3%	23.6%	23.9%	2002	1.5%	6.8%	8.3%	9.1%
1997	-6.0	6.9	0.9	0.7	2003	5.0	6.8	11.8	12.7
1998	7.9	7.6	15.5	15.3	2004	2.2	5.9	8.1	7.7
1999	2.9	6.6	9.5	10.3	2005	3.8	6.0	9.8	10.0
2000	-13.3	5.9	-7.4	-8.3	2006	-0.3	2.6	2.3	2.2
2001	6.8	7.7	14.5	15.8

*Lehman Long Credit AA or Better Index through March 2000; Lehman Long Credit A or Better Index thereafter.
**Six months ended July 31, 2005.
Note: See Financial Highlights tables on page 78 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Long-Term Investment-Grade Fund
Investor Shares	7/9/1973	17.76%	10.92%	1.67%	6.69%	8.36%
Admiral Shares	2/12/2001	17.89	9.94*	—	—	—

*Return since inception.

PERFORMANCE SUMMARIES (CONTINUED)
HIGH-YIELD CORPORATE FUND
Fiscal-Year Total Returns (%) January 31, 1995-July 31, 2005
	High-Yield Corporate Fund Investor Shares			Lehman*		High-Yield Corporate Fund Investor Shares			Lehman*
Fiscal Year	Capital Return	Income Return	Total Return	Total Return	Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	9.0%	10.0%	19.0%	19.6%	2002	-9.6%	8.5%	-1.1%	-1.4%
1997	-0.3	9.3	9.0	10.5	2003	-5.7	8.3	2.6	1.2
1998	3.8	9.3	13.1	13.7	2004	7.9	8.6	16.5	27.2
1999	-3.0	8.3	5.3	1.5	2005	-0.2	7.5	7.3	8.9
2000	-7.8	8.0	0.2	0.5	2006	-1.6	3.5	1.9	3.0
2001	-4.4	9.1	4.7	1.6

*Lehman High Yield Index. **Six months ended July 31, 2005. Note: See Financial Highlights tables on page 79 for dividend and capital gains information.

Average Annual Total Returns for periods ended June 30, 2005

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
High-Yield Corporate Fund*
Investor Shares	12/27/1978	8.40%	5.79%	-1.93%	8.54%	6.61%
Admiral Shares	11/12/2001	8.52	7.84**	—	—	—

*Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year. **Return since inception.

As of 7/31/2005	FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund’s holdings, including each security’s market value on the last day of the reporting period. Securities are grouped and subtotaled by bond type (U.S. government and agency issues, corporate bonds, sovereign bonds, etc.); corporate bonds are further classified by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund’s Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund’s net assets. Undistributed Net Investment Income is minimal because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Each fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (9.9%)

U.S. Government Securities (3.2%)
U.S. Treasury Inflation-Indexed Note	1.625%	1/15/2015	$ 81,500	$ 81,133
U.S. Treasury Note	2.750%	8/15/2007	25,065	24,450
U.S. Treasury Note	3.000%	2/15/2008	92,500	90,188
U.S. Treasury Note	3.750%	5/15/2008	19,550	19,391
U.S. Treasury Note	3.125%	10/15/2008	80,000	77,725
U.S. Treasury Note	3.250%	1/15/2009	55,000	53,522
U.S. Treasury Note	3.375%	9/15/2009	120,000	116,587
U.S. Treasury Note	3.375%	10/15/2009	33,795	32,808
U.S. Treasury Note	3.500%	11/15/2009	50,000	48,805
U.S. Treasury Note	4.000%	4/15/2010	16,525	16,417
U.S. Treasury Note	3.625%	6/15/2010	8,033	7,857

				568,883

Mortgage-Backed Securities (6.7%)
Conventional Mortgage-Backed Securities (0.7%)
Federal Home Loan Mortgage Corp.*	6.000%	3/1/2017 (1)	4,324	4,463
Federal Home Loan Mortgage Corp.*	6.000%	4/1/2017 (1)	1,561	1,611
Federal Home Loan Mortgage Corp.*	6.000%	4/1/2017 (1)	6,301	6,504

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Federal Home Loan Mortgage Corp.*	6.000%	4/1/2017 (1)	$ 15,899	$ 16,411
Federal Home Loan Mortgage Corp.*	7.000%	1/1/2009 (1)	1,254	1,289
Federal National Mortgage Assn.*	6.000%	12/1/2016 (1)	12,364	12,767
Federal National Mortgage Assn.*	6.000%	3/1/2017 (1)	11,192	11,557
Federal National Mortgage Assn.*	6.000%	5/1/2017 (1)	15,257	15,754
Federal National Mortgage Assn.*	6.500%	12/1/2011 (1)	1,491	1,541
Federal National Mortgage Assn.*	6.500%	9/1/2016 (1)	23,862	24,802
Federal National Mortgage Assn.*	6.500%	9/1/2016 (1)	12,081	12,557
Federal National Mortgage Assn.*	7.000%	10/1/2011 (1)	2,565	2,647
Federal National Mortgage Assn.*	7.000%	4/1/2013 (1)	14,317	14,776
Federal National Mortgage Assn.*	7.500%	3/1/2015 (1)	1,695	1,774

Non-Conventional Mortgage-Backed Securities (6.0%)
Federal Home Loan Mortgage Corp.*	3.500%	3/15/2010 (1)	18,745	18,643
Federal Home Loan Mortgage Corp.*	3.500%	10/15/2015 (1)	19,576	19,483
Federal Home Loan Mortgage Corp.*	3.673%	8/1/2033 (1)	13,412	13,158
Federal Home Loan Mortgage Corp.*	3.698%	8/1/2033 (1)	9,757	9,575
Federal Home Loan Mortgage Corp.*	3.864%	8/1/2033 (1)	16,552	16,306
Federal Home Loan Mortgage Corp.*	3.875%	7/1/2033 (1)	64,681	63,646
Federal Home Loan Mortgage Corp.*	3.923%	6/1/2033 (1)	21,589	21,278
Federal Home Loan Mortgage Corp.*	4.000%	10/15/2018 (1)	29,347	29,183
Federal Home Loan Mortgage Corp.*	4.052%	5/1/2033 (1)	10,645	10,533
Federal Home Loan Mortgage Corp.*	4.085%	6/1/2033 (1)	27,957	27,665
Federal Home Loan Mortgage Corp.*	4.113%	5/1/2033 (1)	19,893	19,703
Federal Home Loan Mortgage Corp.*	4.207%	2/1/2033 (1)	12,362	12,283
Federal Home Loan Mortgage Corp.*	4.283%	1/1/2033 (1)	16,445	16,435
Federal Home Loan Mortgage Corp.*	4.611%	10/1/2032 (1)	15,860	15,838
Federal Home Loan Mortgage Corp.*	4.695%	9/1/2032 (1)	21,616	21,620
Federal Home Loan Mortgage Corp.*	4.778%	9/1/2032 (1)	10,905	10,913
Federal Home Loan Mortgage Corp.*	4.791%	8/1/2032 (1)	19,788	19,829
Federal Home Loan Mortgage Corp.*	4.869%	9/1/2032 (1)	21,103	21,179
Federal Home Loan Mortgage Corp.*	5.000%	5/15/2018 (1)	16,121	16,162
Federal Home Loan Mortgage Corp.*	5.000%	5/15/2018 (1)	21,981	22,058
Federal Home Loan Mortgage Corp.*	5.000%	9/15/2018 (1)	16,660	16,703
Federal Home Loan Mortgage Corp.*	5.020%	8/1/2032 (1)	21,950	22,119
Federal Home Loan Mortgage Corp.*	5.043%	7/1/2032 (1)	11,213	11,275
Federal Home Loan Mortgage Corp.*	5.148%	8/1/2032 (1)	11,045	11,113
Federal National Mortgage Assn.*	3.000%	8/25/2032 (1)	6,791	6,658
Federal National Mortgage Assn.*	3.421%	8/1/2033 (1)	17,446	17,042
Federal National Mortgage Assn.*	3.494%	8/1/2033 (1)	17,244	16,902
Federal National Mortgage Assn.*	3.500%	1/25/2009 (1)	17,528	17,454
Federal National Mortgage Assn.*	3.500%	9/25/2009 (1)	15,585	15,480
Federal National Mortgage Assn.*	3.588%	8/1/2033 (1)	13,272	13,024
Federal National Mortgage Assn.*	3.714%	8/1/2033 (1)	30,465	30,011
Federal National Mortgage Assn.*	3.716%	6/1/2033 (1)	56,637	55,708
Federal National Mortgage Assn.*	3.716%	8/1/2033 (1)	6,398	6,303
Federal National Mortgage Assn.*	3.717%	6/1/2033 (1)	30,059	29,609
Federal National Mortgage Assn.*	3.717%	7/1/2033 (1)	22,032	21,662
Federal National Mortgage Assn.*	3.718%	9/1/2033 (1)	33,236	32,677
Federal National Mortgage Assn.*	3.758%	10/1/2033 (1)	17,051	16,884
Federal National Mortgage Assn.*	3.794%	8/1/2033 (1)	32,017	31,539

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Federal National Mortgage Assn.*	3.802%	9/1/2033 (1)	$ 47,904	$ 47,204
Federal National Mortgage Assn.*	3.833%	7/1/2033 (1)	31,710	31,289
Federal National Mortgage Assn.*	3.929%	4/1/2033 (1)	21,601	21,334
Federal National Mortgage Assn.*	3.966%	5/1/2033 (1)	38,985	38,638
Federal National Mortgage Assn.*	4.003%	5/1/2033 (1)	8,929	8,855
Federal National Mortgage Assn.*	4.056%	5/1/2033 (1)	27,182	27,068
Federal National Mortgage Assn.*	4.064%	4/1/2033 (1)	11,985	11,900
Federal National Mortgage Assn.*	4.136%	5/1/2033 (1)	18,183	18,067
Federal National Mortgage Assn.*	4.197%	7/1/2033 (1)	55,769	55,394
Federal National Mortgage Assn.*	4.517%	12/1/2032 (1)	12,934	12,932
Federal National Mortgage Assn.*	4.846%	9/1/2032 (1)	8,416	8,451
Federal National Mortgage Assn.*	4.910%	9/1/2032 (1)	5,468	5,506
Federal National Mortgage Assn.*	5.103%	8/1/2032 (1)	9,738	9,808
Federal National Mortgage Assn.*	5.268%	7/1/2032 (1)	5,728	5,786

				1,208,338

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,813,041)				1,777,221

CORPORATE BONDS (86.4%)

Asset-Backed/Commercial Mortgage-Backed Securities (21.3%)
AESOP Funding II LLC	2.750%	7/20/2007 (1)(2)	32,900	32,574
AESOP Funding II LLC	2.760%	4/20/2008 (1)(2)	19,020	18,594
American Express Credit Account Master Trust	3.508%	12/15/2008 (1)(3)	14,320	14,334
American Express Credit Account Master Trust	3.508%	2/16/2009 (1)(3)	13,785	13,803
American Express Credit Account Master Trust	3.498%	11/16/2009 (1)(3)	12,375	12,395
American Express Credit Account Master Trust	3.498%	9/15/2010 (1)(3)	23,200	23,267
American Express Credit Account Master Trust	3.838%	11/15/2010 (1)	16,000	16,148
American Express Credit Account Master Trust	3.478%	3/15/2012 (1)(3)	16,630	16,679
ARG Funding Corp.	4.020%	4/20/2009 (1)(2)	28,310	27,947
Bank of America Mortgage Securities	4.428%	8/25/2032 (1)	1,334	1,326
Bank of America Mortgage Securities	4.879%	9/25/2032 (1)	3,242	3,253
Bank of America Mortgage Securities	3.983%	2/25/2033 (1)	5,487	5,439
Bank of America Mortgage Securities	4.183%	5/25/2033 (1)	7,437	7,351
Bank of America Mortgage Securities	3.419%	7/25/2033 (1)	11,499	11,207
Bank of America Mortgage Securities	3.578%	2/25/2034 (1)	11,798	11,501
Bank One Issuance Trust	3.438%	10/15/2008 (1)(3)	58,100	58,127
Bank One Issuance Trust	3.418%	10/15/2009 (1)	19,540	19,551
Bank One Issuance Trust	3.498%	12/15/2010 (1)(3)	25,000	25,075
Bay View Auto Trust	3.860%	3/25/2010 (1)	17,940	17,772
Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/2042 (1)	11,800	11,572
BMW Floorplan Master Owner Trust	3.459%	10/17/2008 (1)(2)(3)	97,500	97,539
BMW Floorplan Master Owner Trust	3.609%	10/17/2008 (1)(2)(3)	8,770	8,774
BMW Vehicle Owner Trust	1.940%	2/25/2007 (1)	7,393	7,374
BMW Vehicle Owner Trust	2.530%	2/25/2008 (1)	36,500	36,008
BMW Vehicle Owner Trust	2.670%	3/25/2008 (1)	35,000	34,671
California Infrastructure & Economic Development
Bank Special Purpose Trust PG&E-1	6.420%	9/25/2008 (1)	29,244	29,651
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE-1	6.380%	9/25/2008 (1)	5,328	5,405
Capital Auto Receivables Asset Trust	2.350%	10/16/2006 (1)	23,629	23,540
Capital Auto Receivables Asset Trust	2.640%	11/17/2008 (1)	15,500	15,023

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Capital One Master Trust	3.898%	10/15/2010 (1)	$ 23,750	$ 23,991
Capital One Multi-Asset Execution Trust	2.950%	8/17/2009 (1)	56,630	55,811
Capital One Multi-Asset Execution Trust	4.150%	7/16/2012 (1)	37,800	37,142
Capital One Prime Auto Receivables Trust	2.020%	11/15/2007 (1)	11,227	11,145
Capital One Prime Auto Receivables Trust	3.060%	3/17/2008 (1)	11,225	11,126
Carmax Auto Owner Trust	4.130%	5/15/2009 (1)	23,500	23,416
Chase Credit Card Master Trust	3.418%	5/15/2009 (1)(3)	22,000	22,020
Chase Credit Card Master Trust	3.498%	7/15/2010 (1)(3)	24,900	24,990
Chase Funding Mortgage Loan Asset-Backed Certificates	2.727%	3/25/2020 (1)	26,310	26,129
Chase Manhattan Auto Owner Trust	2.260%	11/15/2007 (1)	37,527	37,291
Chase Manhattan Auto Owner Trust	2.080%	5/15/2008 (1)	53,500	52,814
Chase Manhattan Auto Owner Trust	3.870%	6/15/2009 (1)	29,300	29,064
Chase Manhattan Auto Owner Trust	3.980%	4/15/2011 (1)	16,100	15,906
Citibank Credit Card Issuance Trust	7.450%	9/15/2007 (1)	24,790	24,890
Citibank Credit Card Issuance Trust	7.050%	9/17/2007 (1)	14,875	14,930
Citibank Credit Card Issuance Trust	2.700%	1/15/2008 (1)	35,000	34,815
Citibank Credit Card Issuance Trust	2.550%	1/20/2009 (1)	47,550	46,403
Citibank Credit Card Issuance Trust	3.699%	1/15/2010 (1)(3)	16,000	16,038
Citigroup Mortgage Loan Trust, Inc.	4.718%	3/25/2034 (1)	14,725	14,691
CNH Equipment Trust	2.470%	1/15/2008 (1)	34,182	33,878
CNH Wholesale Master Note Trust	3.430%	6/15/2011 (1)	23,475	23,490
Countrywide Home Loans	4.087%	5/25/2033 (1)	14,661	14,451
Countrywide Home Loans	3.466%	11/19/2033 (1)	24,971	24,359
DaimlerChrysler Auto Trust	2.120%	11/8/2006 (1)	30,207	30,150
DaimlerChrysler Auto Trust	2.560%	11/8/2006 (1)	2,353	2,352
DaimlerChrysler Auto Trust	2.000%	12/8/2007 (1)	26,950	26,630
DaimlerChrysler Auto Trust	2.980%	8/8/2008 (1)	39,200	38,662
DaimlerChrysler Master Owner Trust	3.438%	2/15/2008 (1)(3)	25,500	25,513
Discover Card Master Trust I	3.418%	4/16/2010 (1)	34,200	34,238
Discover Card Master Trust I	3.398%	9/16/2010 (1)(3)	46,000	46,038
Federal National Mortgage Assn. Grantor Trust	3.580%	6/25/2033 (1)(3)	3,776	3,763
Fifth Third Auto Trust	3.190%	2/20/2008 (1)	19,000	18,837
Fleet Credit Card Master Trust II	2.400%	7/15/2008 (1)	25,400	25,234
Fleet Home Equity Loan Trust	3.680%	1/20/2033 (1)(3)	17,742	17,747
Ford Credit Auto Owner Trust	2.930%	3/15/2008 (1)	73,265	72,405
Ford Credit Auto Owner Trust	3.480%	11/15/2008 (1)	30,000	29,674
Ford Credit Auto Owner Trust	4.170%	1/15/2009 (1)	18,800	18,757
GE Capital Commercial Mortgage Corp.	4.353%	6/10/2048 (1)	20,500	20,179
GE Capital Credit Card Master Note Trust	3.438%	6/15/2010 (1)(3)	19,500	19,525
GE Capital Credit Card Master Note Trust	3.428%	9/15/2010 (1)(3)	44,900	44,959
GE Capital Credit Card Master Note Trust	3.428%	3/15/2013 (1)	17,600	17,635
GMAC Mortgage Corp. Loan Trust	3.540%	6/25/2034 (1)	48,830	48,830
GMAC Mortgage Corp. Loan Trust	3.610%	10/25/2034 (1)(3)	20,000	20,000
Granite Mortgages PLC	3.530%	9/20/2044 (1)	25,000	25,019
GreenPoint Home Equity Loan Trust	3.658%	4/15/2029 (1)(3)	6,855	6,859
Harley-Davidson Motorcycle Trust	4.500%	1/15/2010 (1)	18,278	18,333
Harley-Davidson Motorcycle Trust	2.630%	11/15/2010 (1)	27,392	26,914
Harley-Davidson Motorcycle Trust	2.070%	2/15/2011 (1)	19,700	19,239
Harley-Davidson Motorcycle Trust	2.760%	5/15/2011 (1)	25,000	24,546
Harley-Davidson Motorcycle Trust	2.530%	11/15/2011 (1)	19,000	18,396
Harley-Davidson Motorcycle Trust	3.560%	2/15/2012 (1)	26,620	26,196

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Hertz Vehicle Financing	2.380%	5/25/2008 (1)(2)	$ 61,040	$ 59,186
Holmes Financing PLC	3.679%	4/15/2011 (1)	48,830	48,854
Honda Auto Receivables Owner Trust	1.690%	2/21/2007 (1)	20,086	19,972
Honda Auto Receivables Owner Trust	2.140%	4/23/2007 (1)	21,088	20,960
Honda Auto Receivables Owner Trust	2.190%	5/15/2007 (1)	29,078	28,897
Honda Auto Receivables Owner Trust	2.400%	2/21/2008 (1)	25,000	24,591
Honda Auto Receivables Owner Trust	3.870%	4/20/2009 (1)	41,000	40,676
Hyundai Auto Receivables Trust	2.330%	11/15/2007 (1)	20,450	20,274
J.P. Morgan Chase Commercial Mortgage Securities	4.625%	3/15/2046 (1)	22,200	22,120
John Deere Owner Trust	3.980%	6/15/2009 (1)	13,100	12,959
M&I Auto Loan Trust	2.490%	10/22/2007 (1)	1,149	1,148
M&I Auto Loan Trust	2.310%	2/20/2008 (1)	38,460	38,129
Master Adjustable Rate Mortgages Trust	3.909%	4/25/2034 (1)	29,456	28,961
MBNA Credit Card Master Note Trust	3.508%	8/16/2010 (1)(3)	41,300	41,449
MBNA Credit Card Master Note Trust	4.200%	9/15/2010 (1)	39,500	39,362
MBNA Master Credit Card Trust	7.150%	1/15/2008 (1)	59,500	59,571
Mellon Bank Premium Finance Loan Master Trust	3.570%	6/15/2009 (1)(3)	30,500	30,511
Merrill Lynch Mortgage Investors, Inc.	4.210%	2/25/2033 (1)	26,256	25,943
Merrill Lynch Mortgage Investors, Inc.	4.610%	7/25/2033 (1)	16,091	16,018
Merrill Lynch Mortgage Investors, Inc.	4.626%	2/25/2034 (1)	29,975	29,938
Merrill Lynch Trust Securitization	4.100%	8/25/2009 (1)	34,700	34,534
Morgan Stanley Auto Loan Trust	2.640%	11/15/2007 (1)	24,430	24,184
Morgan Stanley Dean Witter Credit Card
Home Equity Line of Credit Trust	3.730%	11/25/2015 (1)(3)	10,893	10,909
Morgan Stanley Mortgage Loan Trust	4.093%	2/25/2034 (1)	18,793	18,485
National City Auto Receivables Trust	2.110%	7/15/2008 (1)	73,225	72,136
Nissan Auto Receivables Owner Trust	1.890%	12/15/2006 (1)	6,809	6,803
Nissan Auto Receivables Owner Trust	2.850%	10/15/2007 (1)	36,000	35,598
Nissan Auto Receivables Owner Trust	2.010%	11/15/2007 (1)	27,400	27,027
Nissan Auto Receivables Owner Trust	2.700%	12/17/2007 (1)	22,080	21,782
Nissan Auto Receivables Owner Trust	2.050%	3/16/2009 (1)	15,000	14,594
Nissan Auto Receivables Owner Trust	3.990%	7/15/2009 (1)	35,300	35,088
Nissan Auto Receivables Owner Trust	3.460%	7/15/2010 (1)(3)	29,100	29,137
PECO Energy Transition Trust	6.050%	3/1/2009 (1)	39,200	39,845
Permanent Financing PLC	3.449%	3/10/2009 (1)	19,650	19,650
Permanent Financing PLC	3.489%	9/10/2010 (1)	59,470	59,470
Permanent Financing PLC	3.489%	6/10/2011 (1)	26,600	26,578
PG&E Energy Recovery Funding LLC	4.140%	9/25/2012 (1)	39,250	38,631
PG&E Energy Recovery Funding LLC	4.370%	6/25/2014 (1)	47,300	46,620
PP&L Transition Bond Co. LLC	6.960%	12/26/2007 (1)	25,661	25,872
PP&L Transition Bond Co. LLC	7.050%	6/25/2009 (1)	20,550	21,241
Provident Funding Mortgage Loan Trust	4.054%	4/25/2034 (1)	34,024	33,433
Regions Auto Receivables Trust	2.630%	1/16/2007 (1)	2,658	2,656
Regions Auto Receivables Trust	1.750%	5/15/2007 (1)	7,669	7,646
Regions Auto Receivables Trust	2.310%	1/15/2008 (1)	31,342	31,103
Rental Car Finance Corp.	3.660%	6/25/2009 (1)	28,540	28,610
Residential Funding Mortgage Securities II	2.210%	1/25/2019 (1)	19,385	19,151
Salomon Brothers Mortgage Securities VII	4.126%	9/25/2033 (1)	39,737	39,240
Superior Wholesale Inventory Financing Trust	3.468%	3/15/2011 (1)(3)	38,100	38,010
Target Credit Card Master Trust	3.595%	6/27/2011 (1)(3)	55,000	55,103
Thornburg Mortgage Securities Trust	3.336%	3/25/2044 (1)	20,740	20,098

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Toyota Auto Receivables Owner Trust	1.690%	3/15/2007 (1)	$ 9,551	$ 9,497
Toyota Auto Receivables Owner Trust	2.790%	1/15/2010 (1)	27,000	26,425
Triad Automobile Receivables Trust	1.900%	7/14/2008 (1)	30,350	29,951
USAA Auto Owner Trust	2.670%	10/15/2010 (1)	43,800	42,567
Vendee Mortgage Trust	5.000%	2/15/2019 (1)	3,452	3,451
Vendee Mortgage Trust	5.750%	12/15/2020 (1)	34	34
Volkswagen Auto Loan Enhanced Trust	2.270%	10/22/2007 (1)	36,469	36,143
Wachovia Asset Securitization, Inc.	3.720%	6/25/2033 (1)(3)	11,102	11,109
Wachovia Auto Owner Trust	3.190%	6/20/2008 (1)	71,300	70,693
Washington Mutual Mortgage Pass-Through Certificates	4.424%	9/25/2032 (1)	2,109	2,103
Washington Mutual Mortgage Pass-Through Certificates	4.137%	1/25/2033 (1)	5,069	5,025
Washington Mutual Mortgage Pass-Through Certificates	3.842%	8/25/2033 (1)	12,508	12,270
Washington Mutual Mortgage Pass-Through Certificates	4.058%	9/25/2033 (1)	15,583	15,350
Wells Fargo Home Equity Trust	3.970%	9/25/2024 (1)	34,110	33,458
WFS Financial Owner Trust	2.290%	5/20/2008 (1)(5)	22,463	22,346
WFS Financial Owner Trust	2.850%	9/22/2008 (1)	23,900	23,659
World Financial Network Credit Card Master Trust	3.488%	7/15/2010 (1)	19,550	19,567
World Omni Auto Receivables Trust	1.980%	5/15/2007 (1)	10,396	10,354

				3,818,075

Finance (33.1%)
Banking (17.7%)
ABN AMRO Bank NV	3.310%	5/11/2007 (3)	142,700	142,833
Amsouth Bank NA	2.820%	11/3/2006	22,225	21,845
ANZ National Bank International Ltd.	3.650%	4/14/2008 (2)(3)	56,800	56,844
Associated Bank NA	3.330%	2/1/2008 (3)	9,350	9,343
Associated Bank NA	3.458%	6/2/2008	37,550	37,558
Astoria Financial Corp.	5.750%	10/15/2012	12,000	12,358
Banco Merchantile del Norte Cayman	5.875%	2/17/2014 (2)	34,000	33,839
Banco Santander Chile	3.720%	12/9/2009 (2)	18,900	18,893
Bank of America Corp.	7.125%	9/15/2006	9,940	10,254
Bank of America Corp.	4.750%	10/15/2006	26,659	26,817
Bank of America Corp.	7.800%	2/15/2010	10,000	11,288
Bank of America Corp.	3.760%	8/2/2010	20,000	19,998
Bank of Montreal	6.100%	9/15/2005	12,350	12,379
Bank of New York Co., Inc.	3.900%	9/1/2007	54,410	53,890
Bank of Nova Scotia	3.521%	3/28/2008 (3)	94,000	94,029
Bank of Scotland Treasury Services	2.250%	5/1/2006 (2)	65,820	64,899
Bank of Scotland Treasury Services	3.500%	11/30/2007 (2)	89,900	88,098
BankAmerica Corp.	6.200%	2/15/2006	8,500	8,603
BankAmerica Corp.	6.625%	8/1/2007	10,000	10,421
BankBoston NA	6.375%	4/15/2008	13,000	13,626
BNP Paribas	4.800%	6/24/2015 (2)	13,800	13,569
Canadian Imperial Bank of Commerce	3.360%	5/27/2008	34,200	34,194
Citigroup, Inc.	5.875%	3/15/2006	30,000	30,338
Citigroup, Inc.	5.500%	8/9/2006	38,625	39,152
Citigroup, Inc.	3.270%	11/1/2007 (3)	33,100	33,143
Citigroup, Inc.	3.510%	6/9/2009 (3)	81,000	81,088
Credit Suisse First Boston USA, Inc.	4.625%	1/15/2008	44,850	45,003
Credit Suisse First Boston USA, Inc.	3.448%	6/2/2008	40,000	39,987
Credit Suisse First Boston USA, Inc.	3.875%	1/15/2009	31,325	30,522
Credit Suisse First Boston USA, Inc.	4.125%	1/15/2010	48,600	47,511

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Fifth Third Bank	2.700%	1/30/2007	$ 98,400	$ 96,087
First Tennessee Bank	3.561%	12/17/2009	23,500	23,522
FleetBoston Financial Corp.	7.375%	12/1/2009	5,000	5,531
Golden West Financial Corp.	4.125%	8/15/2007	10,975	10,907
GreenPoint Financial Corp.	3.200%	6/6/2008	46,060	44,442
HBOS Treasury Services PLC	3.250%	5/19/2006	24,700	24,634
HSBC Bank USA	3.875%	9/15/2009	38,500	37,453
HSBC Bank USA	3.530%	12/14/2009	38,500	38,548
HSBC USA, Inc.	7.000%	11/1/2006	26,515	27,370
Independence Community Bank	3.750%	4/1/2014	23,750	22,594
J.P. Morgan Chase & Co.	3.125%	12/11/2006	70,784	69,566
J.P. Morgan Chase & Co.	5.500%	3/26/2007	94,009	95,787
M & T Bank Corp.	3.850%	4/1/2013 (2)	16,150	15,814
Manufacturers & Traders Trust Co.	8.000%	10/1/2010	10,635	12,180
Mellon Funding Corp.	3.250%	4/1/2009	48,350	46,269
National Australia Bank	6.600%	12/10/2007	9,026	9,436
National City Bank	3.300%	5/15/2007	49,000	48,104
National City Bank	4.875%	7/20/2007	19,850	20,020
National City Corp.	3.200%	4/1/2008	22,250	21,510
National City Corp.	3.125%	4/30/2009	39,325	37,470
National Westminster Bank PLC	7.375%	10/1/2009	5,845	6,454
National Westminster Bank PLC	7.750%	4/29/2049 (1)(3)	23,222	24,643
Nationwide Building Society	2.625%	1/30/2007 (2)	61,800	60,202
PNC Funding Corp.	4.200%	3/10/2008	37,500	37,199
Resona Preferred Global Securities	7.191%	12/29/2049 (1)(2)(3)	8,950	9,207
Royal Bank of Scotland Group PLC	3.300%	11/24/2006 (2)	36,500	36,467
Royal Bank of Scotland Group PLC	3.680%	7/21/2008 (2)	97,700	97,684
Royal Bank of Scotland Group PLC	7.375%	4/29/2049 (1)(3)	11,470	11,692
Skandinaviska Enskilda Banken	6.875%	2/15/2009	8,750	9,404
Southtrust Bank NA	3.460%	6/14/2007	38,000	38,014
Sovereign Bancorp, Inc.	3.624%	8/25/2006	28,385	28,416
State Street Capital Trust	3.768%	2/15/2008 (3)	61,850	61,840
SunTrust Banks, Inc.	4.000%	10/15/2008	10,450	10,283
SunTrust Banks, Inc.	3.394%	5/22/2009	14,700	14,723
SunTrust Banks, Inc.	3.458%	6/2/2009 (3)	56,470	56,501
Synovus Financial Corp.	7.250%	12/15/2005	19,750	19,996
Union Planters Bank NA	5.125%	6/15/2007	66,005	66,797
US Bancorp	2.750%	3/30/2006	12,000	11,904
US Bancorp	5.100%	7/15/2007	13,885	14,066
US Bancorp	6.875%	9/15/2007	5,750	6,044
US Bank NA	3.700%	8/1/2007	6,840	6,750
US Bank NA	4.125%	3/17/2008	47,500	47,097
US Bank NA	5.700%	12/15/2008	32,500	33,674
US Central Credit Union	2.700%	9/30/2009 (1)	8,182	7,931
Wachovia Corp.	4.950%	11/1/2006	14,900	15,025
Wachovia Corp.	6.750%	11/15/2006	16,400	16,919
Wachovia Corp.	3.720%	7/20/2007	34,175	34,196
Wachovia Corp.	6.000%	10/30/2008	9,775	10,223
Wachovia Corp.	6.375%	2/1/2009	34,800	36,833
Wachovia Corp.	6.150%	3/15/2009	15,650	16,481
Washington Mutual Finance Corp.	6.250%	5/15/2006	24,400	24,792

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Washington Mutual, Inc.	2.400%	11/3/2005	$6,850	$6,827
Washington Mutual, Inc.	5.625%	1/15/2007	11,000	11,185
Washington Mutual, Inc.	4.375%	1/15/2008	46,194	45,987
Wells Fargo & Co.	7.250%	8/24/2005	10,250	10,273
Wells Fargo & Co.	3.500%	9/15/2006	29,325	29,337
Wells Fargo & Co.	3.538%	9/28/2007	86,800	86,804
Wells Fargo & Co.	3.750%	10/15/2007	25,000	24,649
Wells Fargo & Co.	5.250%	12/1/2007	29,125	29,666
Wells Fargo & Co.	4.200%	1/15/2010	50,000	49,285
Western Financial Bank	9.625%	5/15/2012	5,610	6,185
Westpac Banking	3.354%	5/25/2007 (2)	52,300	52,286
World Savings Bank, FSB	3.390%	6/1/2007	57,050	57,093
Zions Bancorp	2.700%	5/1/2006	51,925	51,352

Brokerage (3.9%)
Bear Stearns Co., Inc.	3.000%	3/30/2006	24,888	24,700
Bear Stearns Co., Inc.	7.800%	8/15/2007	17,790	18,959
Bear Stearns Co., Inc.	4.000%	1/31/2008	11,100	10,972
Bear Stearns Co., Inc.	3.359%	2/8/2008 (3)	24,500	24,516
Bear Stearns Co., Inc.	2.875%	7/2/2008	43,450	41,473
Bear Stearns Co., Inc.	3.250%	3/25/2009	24,887	23,747
Franklin Resources Inc.	3.700%	4/15/2008	14,100	13,812
Goldman Sachs Group, Inc.	6.340%	3/1/2006	16,903	17,128
Goldman Sachs Group, Inc.	3.654%	7/2/2007	24,650	24,668
Goldman Sachs Group, Inc.	3.654%	10/5/2007	59,750	59,763
Goldman Sachs Group, Inc.	3.980%	7/23/2009 (3)	21,965	22,052
Goldman Sachs Group, Inc.	3.538%	3/2/2010	29,300	29,340
LaBranche & Co.	9.500%	5/15/2009	5,625	6,019
LaBranche & Co.	11.000%	5/15/2012	1,625	1,788
Lehman Brothers Holdings, Inc.	4.000%	1/22/2008	80,800	79,922
Lehman Brothers Holdings, Inc.	4.250%	1/27/2010	31,050	30,482
Merrill Lynch & Co., Inc.	2.940%	1/30/2006	23,650	23,532
Merrill Lynch & Co., Inc.	3.375%	9/14/2007	33,400	32,692
Merrill Lynch & Co., Inc.	3.700%	4/21/2008	14,600	14,308
Merrill Lynch & Co., Inc.	4.250%	2/8/2010	25,000	24,540
Morgan Stanley Dean Witter	3.701%	1/12/2007	25,000	25,023
Morgan Stanley Dean Witter	5.800%	4/1/2007	38,525	39,325
Morgan Stanley Dean Witter	3.875%	1/15/2009	9,425	9,192
Morgan Stanley Dean Witter	3.879%	1/15/2010	61,900	61,988
Morgan Stanley Dean Witter	6.750%	4/15/2011	17,500	19,094
Morgan Stanley Dean Witter	4.750%	4/1/2014	19,035	18,512
Topaz Ltd.	6.920%	3/10/2007 (1)(2)	6,701	6,741

Finance Companies (5.1%)
American Express Centurion Bank	3.507%	7/19/2007 (3)	23,750	23,767
American Express Centurion Bank	3.569%	11/16/2009 (3)	9,500	9,500
American Express Co.	5.500%	9/12/2006	15,135	15,330
American Express Credit Corp.	3.557%	9/19/2006 (3)	45,000	45,053
American Express Credit Corp.	3.000%	5/16/2008	36,920	35,521
American General Finance Corp.	3.378%	8/16/2007 (3)	25,000	25,011
American General Finance Corp.	4.500%	11/15/2007	30,000	29,944

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
American General Finance Corp.	3.729%	1/18/2008	$ 24,200	$ 24,218
American General Finance Corp.	2.750%	6/15/2008	5,850	5,553
American General Finance Corp.	3.875%	10/1/2009	39,000	37,640
American General Finance Corp.	4.875%	5/15/2010	5,200	5,210
Capital One Bank	4.875%	5/15/2008	5,000	5,034
Capital One Bank	5.000%	6/15/2009	14,650	14,758
Capital One Bank	4.800%	2/21/2012	4,380	4,292
Capital One Bank	6.500%	6/13/2013	4,875	5,284
Capital One Bank	6.250%	11/15/2013	1,990	2,109
CIT Group, Inc.	3.660%	9/20/2007	20,000	20,050
CIT Group, Inc.	3.524%	11/23/2007	9,800	9,822
CIT Group, Inc.	3.650%	11/23/2007	39,100	38,328
Countrywide Home Loan	5.500%	8/1/2006	66,975	67,775
Countrywide Home Loan	5.500%	2/1/2007	25,900	26,283
Countrywide Home Loan	3.250%	5/21/2008	3,400	3,277
General Electric Capital Corp.	2.800%	1/15/2007	61,070	59,807
General Electric Capital Corp.	5.375%	3/15/2007	72,330	73,489
General Electric Capital Corp.	3.500%	8/15/2007	8,200	8,063
General Electric Capital Corp.	3.390%	3/4/2008	22,500	22,492
General Electric Capital Corp.	3.769%	7/28/2008	39,150	39,203
General Electric Capital Corp.	4.375%	11/21/2011	33,916	33,214
HSBC Finance Corp.	4.125%	11/16/2009	17,500	17,120
HSBC Finance Corp.	5.000%	6/30/2015	5,000	4,928
International Lease Finance Corp.	6.375%	3/15/2009	9,410	9,890
International Lease Finance Corp.	4.750%	7/1/2009	6,965	6,943
MBNA Corp.	6.250%	1/17/2007	17,675	18,145
Residential Capital Corp.	6.375%	6/30/2010 (2)	18,675	18,985
SLM Corp.	3.590%	9/15/2005	17,000	16,996
SLM Corp.	3.610%	3/15/2006	25,000	24,999
SLM Corp.	3.770%	1/25/2007	35,000	35,034
SLM Corp.	5.625%	4/10/2007	12,620	12,865
USAA Capital Corp.	3.130%	12/15/2005	43,000	42,880
USAA Capital Corp.	7.050%	11/8/2006	12,240	12,674

Insurance (5.1%)
AIG SunAmerica Global Financing IV	5.850%	2/1/2006 (2)	27,900	28,147
AIG SunAmerica Global Financing IX	5.100%	1/17/2007 (2)	44,000	44,444
ASIF Global Finance XXVI	2.500%	1/30/2007 (2)	24,425	23,771
ASIF Global Financing	3.527%	9/2/2005 (2)	9,800	9,799
Hartford Financial Services Group, Inc.	2.375%	6/1/2006	19,020	18,741
Hartford Financial Services Group, Inc.	4.700%	9/1/2007	4,850	4,865
ING Security Life Institutional Funding	3.943%	1/27/2006 (2)	50,000	50,056
ING Security Life Institutional Funding	4.250%	1/15/2010 (2)	29,500	28,997
Jackson National Life Insurance Co.	5.250%	3/15/2007 (2)	14,800	14,983
John Hancock Global Funding II	5.625%	6/27/2006 (2)	16,840	17,046
Lincoln National Corp.	5.250%	6/15/2007	12,000	12,151
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014	4,100	3,961
MassMutual Global Funding II	3.580%	12/13/2005 (2)	25,000	25,007
MassMutual Global Funding II	3.250%	6/15/2007 (2)	33,300	32,588
MBIA Global Funding LLC	3.564%	1/26/2007 (2)(3)	20,000	19,999
MetLife Global Funding I	4.750%	6/20/2007 (2)	18,700	18,788

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
MetLife, Inc.	5.250%	12/1/2006	$13,775	$13,935
Monumental Global Funding	5.200%	1/30/2007 (2)	17,755	17,962
Monumental Global Funding II	3.462%	12/27/2006 (2)	75,000	74,918
Monumental Global Funding II	3.450%	11/30/2007 (2)	8,200	8,019
Nationwide Life Global Funding	5.350%	2/15/2007 (2)	47,250	47,883
New York Life Global Funding	3.875%	1/15/2009 (2)	23,700	23,261
Premium Asset Trust	3.749%	7/15/2008 (2)	48,200	48,200
PRICOA Global Funding I	3.900%	12/15/2008 (2)	42,325	41,397
Principal Life Global	6.125%	3/1/2006 (2)	61,610	62,335
Principal Life Global	3.400%	11/13/2006 (2)	24,360	24,393
Protective Life US Funding	5.875%	8/15/2006 (2)	48,950	49,723
Safeco Corp.	4.200%	2/1/2008	20,463	20,277
TIAA Global Markets	2.750%	1/13/2006 (2)	50,000	49,742
TIAA Global Markets	5.000%	3/1/2007 (2)	37,990	38,364
TIAA Global Markets	4.125%	11/15/2007 (2)	15,000	14,896
Travelers Property Casualty Corp.	3.750%	3/15/2008	14,160	13,842
Willis Group Holdings Ltd.	5.125%	7/15/2010	9,400	9,337

Real Estate Investment Trusts (1.1%)
Arden Realty LP	5.200%	9/1/2011	7,700	7,649
Developers Diversified Realty	5.250%	4/15/2011	7,330	7,352
EOP Operating LP	8.375%	3/15/2006	28,650	29,372
Health Care Property Investors	7.500%	1/15/2007	11,700	12,161
Health Care REIT, Inc.	7.500%	8/15/2007	974	1,022
Health Care REIT, Inc.	8.000%	9/12/2012	9,750	11,035
HRPT Properties Trust	6.950%	4/1/2012	10,000	10,923
iStar Financial Inc.	7.000%	3/15/2008	2,320	2,432
New Plan Excel Realty Trust	5.875%	6/15/2007	7,500	7,656
Rouse Co.	3.625%	3/15/2009	7,595	7,131
Simon Property Group Inc.	7.375%	1/20/2006	15,000	15,216
Simon Property Group Inc.	4.875%	3/18/2010	27,900	27,769
Simon Property Group Inc.	4.875%	8/15/2010	15,450	15,340
Westfield Capital Corp.	3.510%	11/2/2007 (2)(3)	32,900	32,900

Other (0.2%)
Berkshire Hathaway Finance Corp.	3.600%	1/11/2008	19,000	18,994
Berkshire Hathaway Finance Corp.	3.375%	10/15/2008	22,600	21,869

				5,938,374

Industrial (27.2%)
Basic Industry (1.1%)
Airgas, Inc.	6.250%	7/15/2014	4,050	4,151
BHP Finance USA Ltd.	6.690%	3/1/2006	22,625	22,953
Celulosa Arauco Constitution SA	5.625%	4/20/2015 (2)	2,925	2,922
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	12,200	12,022
Equistar Chemicals LP	10.125%	9/1/2008	2,080	2,304
Equistar Chemicals LP	8.750%	2/15/2009	2,400	2,559
Falconbridge Ltd.	7.350%	11/1/2006	3,775	3,895
Georgia-Pacific Corp.	8.125%	5/15/2011	1,600	1,800
Georgia-Pacific Corp.	8.000%	1/15/2014	3,200	3,536
International Paper Co.	7.000%	8/15/2006	6,000	6,142
International Paper Co.	7.625%	1/15/2007	10,700	11,121

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
International Paper Co.	4.250%	1/15/2009	$ 11,400	$ 11,140
International Paper Co.	6.750%	9/1/2011	19,000	20,439
International Steel Group, Inc.	6.500%	4/15/2014	8,800	8,778
Jefferson Smurfit Corp.	7.500%	6/1/2013	5,420	5,203
Lubrizol Corp.	5.875%	12/1/2008	10,920	11,251
Lubrizol Corp.	4.625%	10/1/2009	27,150	26,846
Praxair, Inc.	4.750%	7/15/2007	4,950	4,979
Rio Tinto Finance USA Ltd.	5.750%	7/3/2006	24,050	24,360
Southern Peru Ltd.	6.375%	7/27/2015 (2)	1,950	1,948

Capital Goods (3.6%)
Avery Dennison Corp.	3.460%	8/10/2007 (3)	23,800	23,798
Boeing Capital Corp.	5.650%	5/15/2006	3,345	3,382
Boeing Capital Corp.	5.750%	2/15/2007	12,890	13,146
Carlisle Cos., Inc.	7.250%	1/15/2007	15,600	16,150
Caterpillar Financial Services Corp.	2.625%	1/30/2007	46,785	45,621
Caterpillar Financial Services Corp.	3.000%	2/15/2007	48,000	47,024
Crown Euro Holdings SA	9.500%	3/1/2011	6,185	6,819
General Dynamics Corp.	2.125%	5/15/2006	66,900	65,868
Harsco Corp.	5.125%	9/15/2013	8,000	8,041
John Deere Capital Corp.	3.484%	3/16/2006	10,000	9,997
John Deere Capital Corp.	3.558%	6/28/2006	17,500	17,501
John Deere Capital Corp.	5.125%	10/19/2006	4,620	4,662
John Deere Capital Corp.	3.900%	1/15/2008	42,675	42,126
John Deere Capital Corp.	4.625%	4/15/2009	32,900	32,894
L-3 Communications Corp.	7.625%	6/15/2012	2,325	2,488
L-3 Communications Corp.	6.125%	7/15/2013	1,550	1,566
L-3 Communications Corp.	5.875%	1/15/2015	5,600	5,474
Masco Corp.	3.620%	3/9/2007 (2)	34,200	34,236
Masco Corp.	4.625%	8/15/2007	10,900	10,936
Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/2009 (1)(2)	21,474	21,986
NMHG Holding Co.	10.000%	5/15/2009	3,835	4,084
Northrop Grumman Corp.	7.000%	3/1/2006	34,565	35,127
Oakmont Asset Trust	4.514%	12/22/2008 (2)	16,110	15,839
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	7,750	8,215
PACTIV Corp.	7.200%	12/15/2005	4,875	4,924
Raytheon Co.	6.750%	8/15/2007	6,149	6,409
Textron Financial Corp.	3.550%	8/28/2007	14,250	14,266
Textron Financial Corp.	4.125%	3/3/2008	13,200	13,061
Textron Financial Corp.	4.600%	5/3/2010	11,750	11,696
Trinity Industries	6.500%	3/15/2014	4,800	4,776
TRW, Inc.	8.750%	5/15/2006	19,600	20,223
Tyco International Group SA	6.375%	2/15/2006	23,650	23,926
Tyco International Group SA	5.800%	8/1/2006	32,180	32,697
Tyco International Group SA	6.375%	10/15/2011	9,765	10,592
United Technologies Corp.	4.875%	11/1/2006	20,725	20,870

Communication (5.1%)
America Movil SA de C.V	4.125%	3/1/2009	15,625	15,156
British Sky Broadcasting Corp.	6.875%	2/23/2009	4,750	5,069
British Sky Broadcasting Corp.	8.200%	7/15/2009	15,020	16,821
British Telecommunications PLC	7.875%	12/15/2005 (3)	60,050	60,903

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Cingular Wireless	5.625%	12/15/2006	$29,925	$30,422
Citizens Communications	9.250%	5/15/2011	4,000	4,460
Citizens Communications	6.250%	1/15/2013	800	776
Clear Channel Communications, Inc.	3.125%	2/1/2007	25,500	24,782
Clear Channel Communications, Inc.	4.625%	1/15/2008	16,365	16,129
Comcast Cable Communications, Inc.	6.375%	1/30/2006	13,720	13,868
Comcast Cable Communications, Inc.	8.375%	5/1/2007	13,950	14,864
Comcast Corp.	8.375%	11/1/2005	18,615	18,809
Comcast Corp.	5.850%	1/15/2010	11,700	12,178
Cox Communications, Inc.	3.950%	12/14/2007	8,960	8,957
Cox Communications, Inc.	3.875%	10/1/2008	4,725	4,594
Cox Communications, Inc.	7.875%	8/15/2009	21,348	23,590
Cox Communications, Inc.	4.625%	1/15/2010	13,400	13,181
Cox Enterprises, Inc.	7.875%	9/15/2010 (2)	12,000	13,296
Deutsche Telekom International Finance	3.875%	7/22/2008	22,141	21,694
DirecTV Holdings	8.375%	3/15/2013	4,050	4,485
France Telecom	7.450%	3/1/2006 (3)	27,665	28,177
Gannett Co., Inc.	4.125%	6/15/2008	32,845	32,560
GTE Corp.	6.360%	4/15/2006	7,950	8,073
Liberty Media Corp.	4.910%	9/17/2006	47,170	47,491
News America Inc.	6.625%	1/9/2008	24,370	25,545
Nextel Communications	5.950%	3/15/2014	10,000	10,350
NYNEX Corp.	9.550%	5/1/2010 (1)	10,012	11,059
Pacific Bell	6.875%	8/15/2006	10,525	10,787
Pacific Bell	6.625%	11/1/2009	6,330	6,749
R.R. Donnelley & Sons Co.	5.000%	11/15/2006	4,760	4,781
Rogers Cable Inc.	6.750%	3/15/2015	400	414
SBC Communications Inc.	7.350%	3/1/2006	28,325	28,841
SBC Communications Inc.	7.500%	5/1/2007	19,050	20,034
SBC Communications Inc.	4.125%	9/15/2009	23,650	23,138
Shaw Communications Inc.	8.250%	4/11/2010	4,275	4,745
Sprint Capital Corp.	6.000%	1/15/2007	14,780	15,101
Sprint Capital Corp.	6.125%	11/15/2008	22,180	23,192
Sprint Capital Corp.	6.375%	5/1/2009	17,860	18,863
TCI Communications, Inc.	8.000%	8/1/2005	11,367	11,366
Telecom Italia Capital	4.000%	1/15/2010 (2)	22,780	21,988
Tele-Communications, Inc.	7.250%	8/1/2005	25,153	25,150
Telefonos de Mexico SA	4.500%	11/19/2008	58,830	58,021
Telus Corp.	7.500%	6/1/2007	15,470	16,237
Univision Communications, Inc.	2.875%	10/15/2006	14,175	13,862
Univision Communications, Inc.	3.500%	10/15/2007	20,010	19,440
Univision Communications, Inc.	3.875%	10/15/2008	9,230	8,894
USA Interactive	7.000%	1/15/2013	18,500	19,376
USA Networks, Inc.	6.750%	11/15/2005	14,607	14,705
Verizon Wireless Capital	5.375%	12/15/2006	41,475	42,039
Vodafone AirTouch PLC	7.750%	2/15/2010	17,600	19,801

Consumer Cyclical (4.4%)
American Honda Finance	3.799%	10/3/2005 (2)	5,300	5,300
American Honda Finance	3.932%	1/27/2006 (2)(3)	26,900	26,924
Carnival Corp.	3.750%	11/15/2007	15,110	14,870
Cendant Corp.	6.250%	1/15/2008	18,500	19,152

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Centex Corp.	4.550%	11/1/2010	$ 5,570	$ 5,448
CVS Corp.	5.625%	3/15/2006	30,000	30,286
CVS Corp.	4.000%	9/15/2009	9,500	9,289
DaimlerChrysler North America Holding Corp.	3.610%	3/7/2007	17,500	17,426
DaimlerChrysler North America Holding Corp.	3.859%	9/10/2007	18,300	18,267
DaimlerChrysler North America Holding Corp.	4.050%	6/4/2008	35,400	34,693
DaimlerChrysler North America Holding Corp.	7.200%	9/1/2009	9,150	9,906
DaimlerChrysler North America Holding Corp.	4.875%	6/15/2010	11,000	10,913
Ford Motor Credit Co.	6.500%	1/25/2007	24,648	24,894
Ford Motor Credit Co.	4.950%	1/15/2008	18,950	18,306
General Motors Acceptance Corp.	6.125%	9/15/2006	19,323	19,402
General Motors Acceptance Corp.	6.125%	2/1/2007	6,480	6,507
Harley-Davidson Inc.	3.625%	12/15/2008 (2)	9,750	9,409
Harrah's Entertainment Inc.	7.875%	3/15/2010	5,425	6,015
Harrah's Operating Co., Inc.	7.875%	12/15/2005	10,000	10,125
Home Depot Inc.	5.375%	4/1/2006	11,800	11,896
International Speedway Corp.	4.200%	4/15/2009	25,270	24,628
Isle of Capri Casinos	9.000%	3/15/2012	2,340	2,545
Johnson Controls, Inc.	5.000%	11/15/2006	22,220	22,408
KB Home	6.375%	8/15/2011	8,750	9,100
Lowe's Cos., Inc.	7.500%	12/15/2005	19,900	20,144
May Department Stores Co.	5.950%	11/1/2008	17,020	17,616
MDC Holdings Inc.	7.000%	12/1/2012	5,385	5,915
Meritage Corp.	6.250%	3/15/2015	4,000	3,840
MGM Mirage, Inc.	8.500%	9/15/2010	5,600	6,181
MGM Mirage, Inc.	5.875%	2/27/2014	4,000	3,890
Mohawk Industries Inc.	6.500%	4/15/2007	11,640	12,025
Nissan Motor Acceptance Corp.	4.625%	3/8/2010 (2)	28,250	27,912
Pulte Homes, Inc.	7.300%	10/24/2005	6,900	6,947
Royal Caribbean Cruises	6.750%	3/15/2008	6,470	6,753
Royal Caribbean Cruises	8.750%	2/2/2011	2,320	2,656
Speedway Motorsports Inc.	6.750%	6/1/2013	4,425	4,569
Sun Sage BV	8.250%	3/26/2009 (2)	4,000	4,250
Target Corp.	5.950%	5/15/2006	9,830	9,965
Target Corp.	7.500%	7/15/2006	4,525	4,662
Target Corp.	5.400%	10/1/2008	27,295	28,051
Target Corp.	5.375%	6/15/2009	7,955	8,186
Tenneco Automotive Inc.	8.625%	11/15/2014	4,400	4,598
Time Warner, Inc.	6.125%	4/15/2006	9,800	9,933
Time Warner, Inc.	8.110%	8/15/2006	27,067	28,060
Time Warner, Inc.	6.150%	5/1/2007	13,500	13,879
Toll Brothers, Inc.	8.250%	2/1/2011	2,305	2,432
Toyota Motor Credit Corp.	3.410%	9/9/2005 (3)	40,900	40,903
Viacom Inc.	6.400%	1/30/2006	23,850	24,094
Viacom Inc.	5.625%	5/1/2007	10,075	10,229
Wal-Mart Stores, Inc.	4.000%	1/15/2010	20,000	19,565
Wal-Mart Stores, Inc.	4.125%	7/1/2010	44,000	43,154
WCI Communities Inc.	9.125%	5/1/2012	9,300	9,835
Wynn Las Vegas LLC	6.625%	12/1/2014	4,800	4,674
Yum! Brands, Inc.	8.500%	4/15/2006	15,568	16,014
Yum! Brands, Inc.	7.650%	5/15/2008	15,944	17,066
Yum! Brands, Inc.	8.875%	4/15/2011	6,800	8,072

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Consumer Noncyclical (6.8%)
Abbott Laboratories	5.625%	7/1/2006 (4)	$ 48,790	$ 49,435
Abbott Laboratories	6.400%	12/1/2006	16,600	17,047
Aetna, Inc.	7.375%	3/1/2006	13,915	14,171
Altria Group, Inc.	5.625%	11/4/2008	9,475	9,739
Amgen Inc.	4.000%	11/18/2009	32,150	31,456
Bavaria SA	8.875%	11/1/2010 (2)	3,960	4,415
Beckman Instruments, Inc.	7.450%	?/2008	13,355	14,202
Biovail Corp.	7.875%	4/1/2010	5,610	5,792
Brown-Forman Corp.	2.125%	3/15/2006	75,225	74,334
Cadbury Schweppes US Finance	3.875%	10/1/2008 (2)	44,815	43,713
Campbell Soup Co.	5.500%	3/15/2007	25,570	26,041
Campbell Soup Co.	5.875%	10/1/2008	13,500	14,020
Caremark RX Inc.	7.375%	10/1/2006	39,935	41,063
Cargill Inc.	6.250%	5/1/2006 (2)	47,580	48,306
Clorox Co.	3.525%	12/14/2007 (3)	39,000	38,986
ConAgra Foods, Inc.	6.000%	9/15/2006	19,500	19,824
Corn Products International Inc.	8.250%	7/15/2007	12,000	12,840
Coventry Health Care Inc.	5.875%	1/15/2012	2,375	2,417
Dean Foods Co.	6.625%	5/15/2009	1,600	1,680
Del Monte Corp.	6.750%	2/15/2015 (2)	800	818
Delhaize America Inc.	7.375%	4/15/2006	11,700	11,901
Delhaize America Inc.	8.125%	4/15/2011	11,875	13,265
Diageo Capital PLC	6.125%	8/15/2005	12,125	12,134
Diageo Capital PLC	3.710%	4/20/2007	29,300	29,319
Diageo Capital PLC	3.375%	3/20/2008	25,000	24,333
Diageo Finance BV	3.000%	12/15/2006	42,600	41,834
Fisher Scientific International Inc.	6.750%	8/15/2014	1,600	1,682
Fortune Brands Inc.	2.875%	12/1/2006	23,620	23,134
Genentech Inc.	4.750%	7/15/2015 (2)	22,375	22,224
General Mills, Inc.	5.125%	2/15/2007	66,900	67,455
Guidant Corp.	6.150%	2/15/2006	28,475	28,773
H.J. Heinz Co.	6.000%	3/15/2008	9,525	9,864
Hormel Foods Corp.	6.625%	6/1/2011	8,900	9,745
Hospira, Inc.	4.950%	6/15/2009	19,000	19,133
Humana Inc.	7.250%	8/1/2006	26,750	27,512
Kellogg Co.	4.875%	10/15/2005	8,290	8,307
Kraft Foods, Inc.	4.625%	11/1/2006	23,125	23,184
Kraft Foods, Inc.	5.250%	6/1/2007	18,500	18,741
Kraft Foods, Inc.	4.125%	11/12/2009	25,950	25,382
Kroger Co.	7.625%	9/15/2006	6,765	6,994
Kroger Co.	7.650%	4/15/2007	8,810	9,221
Kroger Co.	6.375%	3/1/2008	9,170	9,503
Kroger Co.	7.450%	3/1/2008	10,880	11,576
Land O'Lakes Inc.	9.000%	12/15/2010	1,590	1,725
Manor Care Inc.	8.000%	3/1/2008	1,920	2,057
Omnicare, Inc.	6.125%	6/1/2013	3,875	3,807
Pepsi Bottling Holdings Inc.	5.625%	2/17/2009 (2)	9,700	10,036
Quest Diagnostic, Inc.	6.750%	7/12/2006	43,870	44,781
Safeway, Inc.	3.800%	8/15/2005	60,350	60,351
Sara Lee Corp.	1.950%	6/15/2006	23,550	23,066

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Sara Lee Corp.	3.875%	6/15/2013	$ 9,400	$ 8,595
Scotts Co.	6.625%	11/15/2013	3,950	4,069
Smithfield Foods, Inc.	7.000%	8/1/2011	2,000	2,095
Swift & Co.	10.125%	10/1/2009 (3)	3,075	3,336
Unilever Capital Corp.	6.875%	11/1/2005	19,500	19,646
UnitedHealth Group, Inc.	3.375%	8/15/2007	9,500	9,286
UnitedHealth Group, Inc.	3.300%	1/30/2008	23,875	23,163
WellPoint, Inc.	4.875%	8/1/2005	38,140	38,136
WellPoint, Inc.	6.375%	6/15/2006	36,660	37,314
Wrigley Co.	4.650%	7/15/2015	7,600	7,483

Energy (1.3%)
Amerada Hess Corp.	6.650%	8/15/2011	18,200	19,800
Burlington Resources, Inc.	5.600%	12/1/2006	41,650	42,239
Chesapeake Energy Corp.	7.750%	1/15/2015	3,050	3,286
Chesapeake Energy Corp.	6.875%	1/15/2016	5,400	5,636
Devon Energy Corp.	2.750%	8/1/2006	47,370	46,590
Diamond Offshore Drilling	5.150%	9/1/2014	10,700	10,672
Oil Enterprises Ltd.	6.239%	6/30/2008 (1)(2)(6)	15,047	15,687
Petrobras International Finance	7.750%	9/15/2014	1,600	1,672
PF Export Receivables Master Trust	3.748%	6/1/2013 (1)(2)	10,073	9,540
PF Export Receivables Master Trust	4.180%	12/1/2013 (2)(7)	23,133	23,133
PF Export Receivables Master Trust	6.436%	6/1/2015 (1)(2)	17,881	17,852
Tosco Corp.	7.625%	5/15/2006	14,600	14,977
Tosco Corp.	7.250%	1/1/2007	14,265	14,818

Technology (1.1%)
Affiliated Computer Services	4.700%	6/1/2010	11,730	11,522
Computer Associates Inc.	4.750%	12/1/2009 (2)	6,275	6,184
Dell Inc.	6.550%	4/15/2008	11,475	12,063
First Data Corp.	4.700%	11/1/2006	6,440	6,470
First Data Corp.	3.375%	8/1/2008	5,575	5,412
First Data Corp.	4.500%	6/15/2010	23,475	23,293
First Data Corp.	5.625%	11/1/2011	100	105
Hewlett-Packard Co.	3.625%	3/15/2008	9,437	9,244
International Business Machines Corp.	4.875%	10/1/2006	72,250	72,822
International Business Machines Corp.	6.450%	8/1/2007	14,750	15,340
International Business Machines Corp.	3.800%	2/1/2008	29,800	29,410
Pitney Bowes, Inc.	5.000%	3/15/2015	14,170	14,270

Transportation (1.9%)
Air Jamaica Ltd. TOB	9.375%	7/8/2015 (2)	3,200	3,180
American Airlines, Inc.	3.857%	7/9/2010 (1)	9,591	9,351
American Airlines, Inc. Pass-Through Certificates	4.072%	9/23/2007 (6)	18,456	18,458
Burlington Northern Santa Fe Corp.	6.375%	12/15/2005	20,640	20,820
Burlington Northern Santa Fe Corp.	7.875%	4/15/2007	15,330	16,144
Canadian National Railway Co.	4.250%	8/1/2009	3,000	2,956
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017 (1)	4,354	4,299
CSX Corp.	7.450%	5/1/2007	6,420	6,724
ERAC USA Finance Co.	7.350%	6/15/2008 (2)	9,610	10,269

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
FedEx Corp.	6.875%	2/15/2006	$ 16,315	$ 16,541
FedEx Corp.	2.650%	4/1/2007	30,750	29,881
Greenbrier Co. Inc.	8.375%	5/15/2015 (2)	3,900	4,066
Hertz Corp.	6.625%	5/15/2008	5,000	5,008
JetBlue Airways Corp.	7.660%	3/15/2008 (3)	5,516	5,651
JetBlue Airways Corp.	6.368%	11/15/2008 (3)	5,600	5,633
JetBlue Airways Corp.	3.785%	12/15/2013 (3)	22,710	22,562
JetBlue Airways Corp.	3.830%	3/15/2014 (3)	28,775	28,526
JetBlue Airways Corp.	3.718%	11/15/2016 (3)	19,135	19,133
Norfolk Southern Corp.	7.350%	5/15/2007	2,060	2,158
Norfolk Southern Corp.	5.257%	9/17/2014	10,806	11,050
Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/2019 (1)	2,266	2,278
Quantas Airways	5.125%	6/20/2013 (2)	23,000	22,909
Southwest Airlines Co.	5.250%	10/1/2014	14,600	14,467
Southwest Airlines Co.	5.125%	3/1/2017	11,750	11,244
TFM SA de CV	9.375%	5/1/2012 (2)	2,000	2,140
TFM SA de CV	12.500%	6/15/2012	3,160	3,713
Union Pacific Corp.	5.750%	10/15/2007	15,200	15,567
Union Pacific Corp.	7.250%	11/1/2008	11,600	12,487
Union Pacific Corp.	3.875%	2/15/2009	9,500	9,258

Other (1.9%)
Black & Decker Corp.	7.000%	2/1/2006	23,425	23,746
Briggs & Stratton Corp.	8.875%	3/15/2011	17,570	20,206
Cintas Corp.	5.125%	6/1/2007	16,400	16,613
Parker Retirement Savings Plan Trust	6.340%	7/15/2008 (1)(2)	8,119	8,352
Stanley Works	3.500%	11/1/2007	6,880	6,736
Targeted Return Index Securities Trust 5-2002	5.940%	1/25/2007 (2)	87,552	88,607
Thermo Electron Corp.	5.000%	6/1/2015 (2)	6,730	6,593
Traded Custody Receipt	5.902%	3/1/2007 (2)	168,480	170,387

				4,871,572

Utilities (4.8%)
Electric (3.9%)
Alabama Power Co.	3.484%	8/25/2009 (3)	16,160	16,186
American Electric Power Co., Inc.	6.125%	5/15/2006	7,326	7,429
Appalachian Power Corp.	3.810%	6/29/2007	9,500	9,502
CMS Energy Corp.	6.300%	2/1/2012	10,575	10,734
Detroit Edison Co.	5.050%	10/1/2005	9,500	9,521
DTE Energy Co.	6.450%	6/1/2006	19,575	19,905
Entergy Gulf States	3.600%	6/1/2008	32,800	31,854
FirstEnergy Corp.	5.500%	11/15/2006	17,852	18,086
FPL Group Capital, Inc.	3.250%	4/11/2006	46,575	46,308
Georgia Power Capital Trust	4.875%	11/1/2042 (1)(3)	55,000	54,927
Georgia Power Co.	4.875%	7/15/2007	16,540	16,690
Georgia Power Co.	3.450%	2/17/2009	925	926
GWF Energy LLC	6.131%	12/30/2011 (1)(2)	13,466	13,509
HQI Transelec Chile SA	7.875%	4/15/2011	31,683	35,960
Indiana Michigan Power Co.	6.125%	12/15/2006	20,170	20,630
MidAmerican Energy Holdings Co.	7.230%	9/15/2005	21,600	21,689
National Rural Utilities Cooperative Finance Corp.	3.000%	2/15/2006	47,350	47,094

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Niagara Mohawk Power Corp.	9.750%	11/1/2005	$ 6,865	$ 6,962
NiSource Finance Corp.	7.625%	11/15/2005	26,050	26,311
NiSource Finance Corp.	3.200%	11/1/2006	6,600	6,496
Northern States Power Co.	2.875%	8/1/2006	18,875	18,616
Ohio Edison	4.000%	5/1/2008	8,000	7,845
Oncor Electric Delivery Co.	5.000%	9/1/2007	10,000	10,081
Pacific Gas & Electric Co.	3.600%	3/1/2009	12,320	11,906
Pepco Holdings, Inc.	5.500%	8/15/2007	14,860	15,106
Pepco Holdings, Inc.	4.004%	6/1/2010 (3)	11,200	11,209
PPL Capital Funding, Inc.	8.375%	6/15/2007	28,775	30,676
PPL Capital Funding, Inc.	4.330%	3/1/2009	23,450	23,008
PSI Energy Inc.	6.650%	6/15/2006	19,110	19,469
Public Service Co. of Colorado	4.375%	10/1/2008	12,260	12,211
Public Service Co. of New Mexico	4.400%	9/15/2008	6,050	5,979
Public Service Electric & Gas	4.000%	11/1/2008	11,380	11,173
Puget Sound Energy Inc.	3.363%	6/1/2008	16,610	16,024
Southern California Edison Co.	3.870%	1/13/2006	6,645	6,652
Southern California Edison Co.	7.625%	1/15/2010	7,150	7,948
SP PowerAssets Ltd.	3.800%	10/22/2008 (2)	18,875	18,449
Texas-New Mexico Power Co.	6.125%	6/1/2008	15,150	15,453
Virginia Electric & Power Co.	5.750%	3/31/2006	25,173	25,429
Virginia Electric & Power Co.	4.500%	12/15/2010	7,400	7,276

Natural Gas (0.9%)
AGL Capital Corp.	7.125%	1/14/2011	9,900	10,972
CenterPoint Energy	8.900%	12/15/2006	25,365	26,815
CenterPoint Energy	6.500%	2/1/2008	18,360	19,130
Energen Corp.	3.618%	11/15/2007 (3)	33,100	33,117
Enterprise Products Operating LP	4.000%	10/15/2007	13,680	13,473
Panhandle Eastern Pipeline	2.750%	3/15/2007	7,610	7,389
Plains All American Pipeline LP	4.750%	8/15/2009	25,800	25,693
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009 (1)(2)	15,789	14,960
TGT Pipeline, LLC	5.500%	2/1/2017 (2)	4,775	4,769
Yosemite Security Trust	8.250%	11/15/2004 (2)**	11,820	5,880

				857,427

TOTAL CORPORATE BONDS
(Cost $15,587,127)				15,485,448

SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.1%)

Corporacion Andina de Fomenta	4.010%	1/26/2007	44,700	44,793
Export-Import Bank of Korea	4.125%	2/10/2009 (2)	19,200	18,768
Pemex Finance Ltd.	8.020%	5/15/2007 (1)	10,860	11,209
Pemex Finance Ltd.	9.690%	8/15/2009 (1)	34,850	38,379
Pemex Project Funding Master Trust	5.750%	12/15/2015 (2)	16,000	15,784
Petroleum Export Limited	4.623%	6/15/2010 (1)(2)	29,500	29,336
Petroleum Export Limited	5.265%	6/15/2011 (1)(2)	22,854	22,872
Republic of Korea	4.875%	9/22/2014	14,750	14,630

TOTAL SOVEREIGN BONDS
(Cost $192,746)				195,771

Short-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
TAXABLE MUNICIPAL BOND (0.1%)

Texas Municipal Gas Corp.
(Cost $19,605)	2.600%	7/1/2007 (2)	$ 19,605	$ 19,280

			Shares

PREFERRED STOCKS (0.1%)

Goldman Sachs Group Inc.	3.910%		605,400	15,093
Public Storage, Inc. REIT	6.600%		308,325	7,754

TOTAL PREFERRED STOCKS
(Cost $22,843)				22,847

TEMPORARY CASH INVESTMENTS (2.0%)

Vanguard Market Liquidity Fund, 3.267%†			273,314,715	273,315
Vanguard Market Liquidity Fund, 3.267%†-Note G			80,591,020	80,591

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $353,906)				353,906

TOTAL INVESTMENTS (99.6%)
(Cost $17,989,268)				17,854,473

OTHER ASSETS AND LIABILITIES (0.4%)

Other Assets—Note C				218,103
Liabilities—Note G				(144,312)

				73,791

NET ASSETS (100%)				$17,928,264

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
**Non-income-producing security—security in default.
†Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of these securities was $2,533,788,000,representing 14.1% of net assets.
(3) Adjustable-rate note.
(4) Securities with a value of $17,731,000 have been segregated as initial margin for open futures contracts.
(5) Scheduled principal and interest payments are guaranteed by Financial Security Assurance.
(6) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(7) Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
REIT—Real Estate Investment Trust.
TOB—Tender Option Bond.

Amount (000)
AT JULY 31, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$18,348,778
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(259,319)
Unrealized Depreciation
Investment Securities	(134,795)
Futures Contracts	(9,042)
Swap Contracts	(17,358)

NET ASSETS	$17,928,264

Investor Shares—Net Assets
Applicable to 1,095,846,983 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$11,553,599

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$10.54

Admiral Shares—Net Assets
Applicable to 537,271,725 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$5,664,485

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$10.54

Institutional Shares—Net Assets
Applicable to 67,359,883 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$710,180

NET ASSET VALUE PER SHARE—INSTITUTIONAL SHARES	$10.54

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (15.5%)

U.S. Government Securities (12.7%)
U.S. Treasury Bond	4.000%	2/15/2015	26,860	$ 26,251
U.S. Treasury Bond	8.125%	8/15/2019	25,000	34,391
U.S. Treasury Inflation-Indexed Note	1.625%	1/15/2015	59,000	58,734
U.S. Treasury Note	3.125%	4/15/2009	8,000	7,730
U.S. Treasury Note	3.375%	10/15/2009	11,100	10,776
U.S. Treasury Note	3.500%	11/15/2009	20,000	19,522
U.S. Treasury Note	3.500%	12/15/2009	22,150	21,596
U.S. Treasury Note	6.500%	2/15/2010	22,600	24,775
U.S. Treasury Note	4.000%	3/15/2010	4,000	3,975
U.S. Treasury Note	4.000%	4/15/2010	1,575	1,565
U.S. Treasury Note	3.625%	6/15/2010	4,926	4,818
U.S. Treasury Note	5.750%	8/15/2010	10,930	11,724
U.S. Treasury Note	4.875%	2/15/2012	15,650	16,279
U.S. Treasury Note	4.375%	8/15/2012	63,251	64,131
U.S. Treasury Note	3.875%	2/15/2013	10,000	9,784
U.S. Treasury Note	4.250%	8/15/2013	96,000	96,150
U.S. Treasury Note	4.250%	11/15/2013	87,430	87,457
U.S. Treasury Note	4.250%	11/15/2014	22,515	22,455
U.S. Treasury Note	4.125%	5/15/2015	106,600	105,234

				627,347

Agency Bonds and Notes (1.1%)
Federal National Mortgage Assn.*	5.375%	11/15/2011	50,000	52,347

Mortgage-Backed Securities (1.7%)
Conventional Mortgage-Backed Securities (0.1%)
Federal Home Loan Mortgage Corp.*	6.000%	4/1/2017 (1)	7,088	7,316

Non-Conventional Mortgage-Backed Securities (1.6%)
Federal Home Loan Mortgage Corp.*	5.000%	6/15/2024 (1)	18,762	18,826
Federal Home Loan Mortgage Corp.*	5.000%	10/15/2024 (1)	4,141	4,148
Federal Home Loan Mortgage Corp.*	4.500%	5/15/2026 (1)	38,658	38,619
Federal Home Loan Mortgage Corp.*	5.020%	8/1/2032 (1)	8,724	8,791
Federal Home Loan Mortgage Corp.*	4.869%	9/1/2032 (1)	3,813	3,827
Federal National Mortgage Assn.*	5.000%	7/25/2024 (1)	5,000	5,010

				86,537

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $768,076)				766,231

CORPORATE BONDS (79.1%)

Asset Backed/Commercial Mortgage-Backed Securities (8.7%)
American Express Credit Account Master Trust	3.498%	10/15/2010 (1)(3)	10,000	10,029
American Express Credit Account Master Trust	3.498%	11/16/2009 (1)(3)	3,625	3,631
American Express Credit Account Master Trust	3.498%	9/15/2010 (1)(3)	6,800	6,820
American Express Credit Account Master Trust	3.508%	12/15/2008 (1)(3)	4,180	4,184
American Express Credit Account Master Trust	3.508%	2/16/2009 (1)(3)	4,025	4,030
Bank One Issuance Trust	3.498%	12/15/2010 (1)(3)	25,000	25,075
Bank One Issuance Trust	4.370%	4/15/2012 (1)	10,000	9,908
Bear Stearns Commercial Mortgage Securities, Inc.	4.945%	2/11/2041 (1)	8,000	8,057
Bear Stearns Commercial Mortgage Securities, Inc.	4.254%	7/11/2042 (1)	7,360	7,218

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
COMED Transitional Funding Trust	5.630%	6/25/2009 (1)	$ 13,395	$ 13,575
California Infrastructure & Economic Development
Bank Special Purpose Trust PG&E-1	6.420%	9/25/2008 (1)	684	694
California Infrastructure & Economic Development
Bank Special Purpose Trust SCE-1	6.380%	9/25/2008 (1)	6,244	6,335
California Infrastructure & Economic Development
Bank Special Purpose Trust SDG&E-1	6.310%	9/25/2008 (1)	1,825	1,851
Capital One Multi-Asset Execution Trust	4.150%	7/16/2012 (1)	7,000	6,878
Chase Credit Card Master Trust	3.418%	5/15/2009 (1)(3)	15,000	15,014
Chase Credit Card Master Trust	3.498%	7/15/2010 (1)(3)	11,000	11,040
Citibank Credit Card Issuance Trust	3.699%	1/15/2010 (1)(3)	20,000	20,047
Citibank Credit Card Issuance Trust	4.850%	3/10/2017 (1)	10,000	10,064
Citibank Credit Card Master Trust	6.300%	5/15/2008 (1)	10,000	10,153
Detroit Edison Securitization Funding LLC	6.190%	3/1/2013 (1)	15,000	15,966
Discover Card Master Trust I	3.398%	9/16/2010 (1)(3)	25,000	25,022
Fleet Home Equity Loan Trust	3.680%	1/20/2033 (1)(3)	5,241	5,243
Ford Credit Floor Plan Master Owner Trust	3.428%	7/15/2009 (1)(3)	10,000	9,996
GE Capital Commercial Mortgage Corp.	4.353%	6/10/2048 (1)	5,350	5,266
GE Capital Credit Card Master Note Trust	3.428%	9/15/2010 (1)(3)	11,000	11,013
GE Capital Credit Card Master Note Trust	3.438%	6/15/2010 (1)(3)	4,480	4,486
Illinois Power Special Purpose Trust	5.540%	6/25/2009 (1)	6,536	6,619
JPMorgan Chase Commercial Mortgage Securities	4.625%	3/15/2046 (1)	16,000	15,942
MBNA Master Credit Card Trust	7.150%	1/15/2008 (1)	15,000	15,018
Massachusetts RRB Special Purpose Trust	4.400%	3/15/2015 (1)	12,000	11,777
Mellon Bank Premium Finance Loan Master Trust	3.570%	6/15/2009 (1)(3)	6,720	6,722
Morgan Stanley Dean Witter Credit Card
Home Equity Line of Credit Trust	3.730%	11/25/2015 (1)(3)	3,204	3,208
PECO Energy Transition Trust	6.050%	3/1/2009 (1)	10,675	10,851
PECO Energy Transition Trust	6.520%	12/31/2010 (1)	10,000	10,827
PG&E Energy Recovery Funding LLC	4.370%	6/25/2014 (1)	50,000	49,282
PP&L Transition Bond Co. LLC	7.050%	6/25/2009 (1)	4,325	4,470
PSEG Transition Funding LLC	6.610%	6/15/2015 (1)	15,000	16,691
Superior Wholesale Inventory Financing Trust	3.468%	3/15/2011 (1)(3)	20,000	19,953
Target Credit Card Master Trust	3.595%	6/27/2011 (1)(3)	10,000	10,019

				432,974

Finance (26.9%)
Banking (12.3%)
ANZ National Bank International Ltd.	3.650%	4/14/2008 (3)(4)	13,000	13,010
Amsouth Bancorp	5.200%	4/1/2015	10,000	10,139
Astoria Financial Corp.	5.750%	10/15/2012	9,000	9,268
BB&T Corp.	6.500%	8/1/2011	12,500	13,631
BB&T Corp.	4.750%	10/1/2012	5,000	4,989
BNP Paribas	4.800%	6/24/2015 (4)	10,000	9,833
Banco Merchantile del Norte Cayman	5.875%	2/17/2014 (4)	8,550	8,510
Banco Santander Peru	5.375%	12/9/2014 (4)	4,000	4,055
Bank One Corp.	7.875%	8/1/2010	10,262	11,635
Bank of America Corp.	7.400%	1/15/2011	10,000	11,250
Bank of America Corp.	4.875%	9/15/2012	12,000	12,085
Bank of New York Co., Inc.	4.950%	3/15/2015	5,000	5,001
Citigroup, Inc.	3.510%	6/9/2009 (3)	25,700	25,728
Citigroup, Inc.	7.250%	10/1/2010	900	1,004
Citigroup, Inc.	5.625%	8/27/2012	20,000	20,971

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	$ 25,000	$ 24,831
Deutsche Bank Financial LLC	5.375%	3/2/2015	10,000	10,316
Golden West Financial Corp.	4.750%	10/1/2012	17,000	16,952
GreenPoint Financial Corp.	3.200%	6/6/2008	6,500	6,272
HSBC Bank USA	3.875%	9/15/2009	1,500	1,459
HSBC Bank USA	4.625%	4/1/2014	22,000	21,567
Hudson United Bank	7.000%	5/15/2012	9,200	10,282
JPMorgan Chase & Co.	4.500%	11/15/2010	5,000	4,963
JPMorgan Chase & Co.	5.750%	1/2/2013	10,000	10,468
JPMorgan Chase & Co.	4.875%	3/15/2014	5,000	4,927
JPMorgan Chase & Co.	5.125%	9/15/2014	15,000	15,020
M & T Bank Corp.	3.850%	4/1/2013 (4)	2,750	2,693
Marshall & Ilsley Bank	5.250%	9/4/2012	4,000	4,115
Mellon Bank NA	4.750%	12/15/2014	5,000	4,945
Mellon Funding Corp.	3.250%	4/1/2009	10,000	9,570
Mercantile Bankshares Corp.	4.625%	4/15/2013	10,000	9,840
National Australia Bank	8.600%	5/19/2010	5,000	5,812
National City Corp.	4.900%	1/15/2015	10,000	9,936
National Westminster Bank PLC	7.750%	4/29/2049 (1)(3)	7,300	7,747
North Fork Bancorp	5.875%	8/15/2012	5,500	5,847
Regions Financial Corp.	6.375%	5/15/2012	8,975	9,792
Resona Preferred Global Securities	7.191%	12/29/2049 (1)(3)(4)	2,475	2,546
Royal Bank of Scotland Group PLC	5.000%	4/29/2049 (1)(3)	6,000	6,074
Scotland International Finance	7.700%	8/15/2010 (4)	10,000	11,289
Skandinaviska Enskilda Banken	6.875%	2/15/2009	5,000	5,374
Southtrust Corp.	5.800%	6/15/2014	5,000	5,292
Sovereign Bank	4.375%	8/1/2013	5,000	4,933
SunTrust Banks, Inc.	3.458%	6/2/2009 (3)	12,175	12,182
SunTrust Banks, Inc.	3.804%	4/1/2015 (3)	6,000	5,997
US Bank NA	4.950%	10/30/2014	10,000	10,076
Union Planters Corp.	7.750%	3/1/2011	10,000	11,457
UnionBanCal Corp.	5.250%	12/16/2013	3,000	3,021
United Overseas Bank Ltd.	4.500%	7/2/2013 (4)	7,000	6,748
Wachovia Corp.	4.875%	2/15/2014	26,315	26,222
Wachovia Corp.	5.250%	8/1/2014	15,000	15,339
Washington Mutual Bank	5.650%	8/15/2014	19,500	20,203
Washington Mutual Bank	5.125%	1/15/2015	9,000	8,926
Washington Mutual Finance Corp.	6.875%	5/15/2011	10,000	11,102
Wells Fargo & Co.	4.200%	1/15/2010	20,000	19,714
Wells Fargo & Co.	5.125%	9/1/2012	10,000	10,231
Wells Fargo & Co.	4.625%	4/15/2014	10,000	9,823
Western Financial Bank	9.625%	5/15/2012	1,640	1,808
Westpac Capital Trust III	5.819%	12/30/2049 (4)	14,300	14,847
Wilmington Trust Corp.	4.875%	4/15/2013	15,805	15,643
Zions Bancorp	6.000%	9/15/2015	11,000	11,742

Brokerage (3.6%)
Bear Stearns Co., Inc.	7.625%	12/7/2009	14,350	15,965
Bear Stearns Co., Inc.	4.500%	10/28/2010	13,350	13,179
Goldman Sachs Group, Inc.	3.980%	7/23/2009 (3)	12,500	12,549
Goldman Sachs Group, Inc.	4.500%	6/15/2010	5,000	4,938

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Goldman Sachs Group, Inc.	5.125%	1/15/2015	$ 25,000	$ 24,923
LaBranche & Co.	9.500%	5/15/2009	1,375	1,471
LaBranche & Co.	11.000%	5/15/2012	375	412
Lehman Brothers Holdings, Inc.	6.625%	2/15/2008	5,500	5,774
Lehman Brothers Holdings, Inc.	4.375%	11/30/2010	10,000	9,849
Lehman Brothers Holdings, Inc.	4.800%	3/13/2014	14,500	14,382
Merrill Lynch & Co., Inc.	4.500%	11/4/2010	25,000	24,737
Merrill Lynch & Co., Inc.	5.000%	1/15/2015	10,000	9,914
Morgan Stanley Dean Witter	5.300%	3/1/2013	18,000	18,386
Morgan Stanley Dean Witter	4.750%	4/1/2014	20,000	19,451
Topaz Ltd.	6.920%	3/10/2007 (1)(4)	3,016	3,033

Finance Companies (5.6%)
American Express Centurion Bank	3.569%	11/16/2009 (3)	5,000	5,000
American Express Co.	4.875%	7/15/2013	16,417	16,577
American Express Credit Corp.	3.000%	5/16/2008	6,500	6,254
American General Finance Corp.	4.875%	5/15/2010	1,000	1,002
American General Finance Corp.	4.875%	7/15/2012	12,000	11,986
American General Finance Corp.	5.375%	10/1/2012	20,000	20,402
Block Financial Corp.	5.125%	10/30/2014	12,000	11,816
CIT Group, Inc.	5.000%	2/1/2015	12,000	11,879
Capital One Bank	6.250%	11/15/2013	8,000	8,478
Capital One Bank	5.125%	2/15/2014	10,000	9,951
Capital One Bank	5.500%	6/1/2015	10,000	10,085
Countrywide Home Loan	5.500%	8/1/2006	5,000	5,060
Countrywide Home Loan	4.000%	3/22/2011	10,000	9,529
General Electric Capital Corp.	3.250%	6/15/2009	10,000	9,541
General Electric Capital Corp.	4.375%	11/21/2011	20,000	19,586
General Electric Capital Corp.	5.875%	2/15/2012	25,000	26,511
General Electric Capital Corp.	6.000%	6/15/2012	15,000	16,054
HSBC Finance Corp.	4.125%	11/16/2009	5,000	4,892
HSBC Finance Corp.	5.250%	4/15/2015	7,500	7,564
HSBC Finance Corp.	5.000%	6/30/2015	5,000	4,928
International Lease Finance Corp.	4.750%	7/1/2009	4,350	4,336
MBNA Corp.	7.500%	3/15/2012	6,145	7,024
Residential Capital Corp.	6.375%	6/30/2010 (4)	5,100	5,185
SLM Corp.	5.050%	11/14/2014	15,000	15,081
Security Capital Group	7.150%	6/15/2007	2,000	2,092
USAA Capital Corp.	4.640%	12/15/2009	26,000	25,921

Insurance (2.4%)
Hartford Financial Services Group, Inc.	4.625%	7/15/2013	10,000	9,797
Lincoln National Corp.	6.200%	12/15/2011	7,000	7,529
Marsh & McLennan Cos., Inc.	5.375%	7/15/2014	5,325	5,145
MetLife, Inc.	6.125%	12/1/2011	25,000	26,664
NAC Re Corp.	7.150%	11/15/2005 (2)	6,500	6,559
Nationwide Financial Services	5.900%	7/1/2012	5,000	5,279
New York Life Global Funding	5.375%	9/15/2013 (4)	12,000	12,389
Principal Life Global	4.400%	10/1/2010 (4)	10,000	9,896
Progressive Corp.	6.375%	1/15/2012	4,800	5,208
Protective Life Secured Trust	4.000%	4/1/2011	5,000	4,809

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Prudential Financial, Inc.	5.100%	9/20/2014	$ 15,000	$ 15,090
Prudential Financial, Inc.	4.750%	6/13/2015	7,000	6,845
Willis Group Holdings Ltd.	5.625%	7/15/2015	4,000	3,957

Real Estate Investment Trusts (2.3%)
Archstone-Smith Trust	5.250%	5/1/2015	5,000	4,997
Arden Realty LP	5.200%	9/1/2011	1,900	1,887
CPG Partners LP	8.250%	2/1/2011	5,000	5,739
Camden Property Trust	5.000%	6/15/2015	10,000	9,707
Developers Diversified Realty	5.250%	4/15/2011	7,500	7,522
EOP Operating LP	8.100%	8/1/2010	5,000	5,666
EOP Operating LP	7.000%	7/15/2011	10,000	10,949
ERP Operating LP	5.250%	9/15/2014	11,000	11,010
HRPT Properties Trust	6.400%	2/15/2015	9,500	10,174
Health Care REIT, Inc.	8.000%	9/12/2012	5,000	5,659
Irvine Apartment Communities Inc.	7.000%	10/1/2007	5,000	5,197
New Plan Excel Realty Trust	5.875%	6/15/2007	2,205	2,251
Simon Property Group Inc.	4.875%	3/18/2010	10,000	9,953
Simon Property Group Inc.	4.875%	8/15/2010	3,750	3,723
Weingarten Realty Investors	4.857%	1/15/2014	10,000	9,811
Westfield Capital Corp.	3.510%	11/2/2007 (3)(4)	8,650	8,650
iStar Financial Inc.	7.000%	3/15/2008	680	713

Other (0.7%)
Berkshire Hathaway Finance Corp.	4.200%	12/15/2010	5,000	4,894
Berkshire Hathaway Finance Corp.	4.750%	5/15/2012 (4)	20,000	19,932
Berkshire Hathaway Finance Corp.	4.850%	1/15/2015	7,100	7,007

				1,329,357

Industrial (35.9%)
Basic Industry (1.5%)
Airgas, Inc.	6.250%	7/15/2014	950	974
Celulosa Arauco Constitution SA	5.125%	7/9/2013	9,000	8,776
Celulosa Arauco Constitution SA	5.625%	4/20/2015 (4)	3,000	2,997
E.I. du Pont de Nemours & Co.	4.125%	4/30/2010	7,000	6,898
Equistar Chemicals LP	10.125%	9/1/2008	547	606
Equistar Chemicals LP	8.750%	2/15/2009	600	640
Georgia-Pacific Corp.	8.125%	5/15/2011	400	450
Georgia-Pacific Corp.	8.000%	1/15/2014	800	884
International Paper Co.	4.250%	1/15/2009	2,950	2,883
International Paper Co.	6.750%	9/1/2011	10,000	10,757
International Steel Group, Inc.	6.500%	4/15/2014	2,200	2,194
Jefferson Smurfit Corp.	7.500%	6/1/2013	1,580	1,517
Lubrizol Corp.	5.500%	10/1/2014	14,000	14,184
Rio Tinto Finance USA Ltd.	2.625%	9/30/2008	7,000	6,596
Rohm & Haas Co.	7.400%	7/15/2009	1,403	1,544
Southern Peru Ltd.	6.375%	7/27/2015 (4)	540	550
UPM-Kymenne Corp.	5.625%	12/1/2014 (4)	10,000	10,100

Capital Goods (5.4%)
Avery Dennison Corp.	4.875%	1/15/2013	6,800	6,833
BAE Systems	7.156%	12/15/2011 (1)(4)	8,790	9,350
Bemis Co. Inc.	6.500%	8/15/2008	5,000	5,250

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Boeing Capital Corp.	6.100%	3/1/2011	$ 5,000	$ 5,345
CRH America Inc.	6.950%	3/15/2012	8,555	9,517
Caterpillar Financial Services Corp.	4.300%	6/1/2010	7,000	6,901
Caterpillar Financial Services Corp.	4.600%	1/15/2014	3,000	2,943
Crane Co.	5.500%	9/15/2013	5,000	5,020
Crown Euro Holdings SA	9.500%	3/1/2011	1,815	2,001
Emerson Electric Co.	7.125%	8/15/2010	12,500	13,857
General Dynamics Corp.	4.250%	5/15/2013	16,350	15,837
John Deere Capital Corp.	7.000%	3/15/2012	13,440	15,175
John Deere Capital Corp.	5.100%	1/15/2013	10,000	10,195
L-3 Communications Corp.	7.625%	6/15/2012	675	722
L-3 Communications Corp.	6.125%	7/15/2013	450	454
L-3 Communications Corp.	5.875%	1/15/2015	1,400	1,368
Masco Corp.	4.625%	8/15/2007	7,000	7,023
Masco Corp.	5.875%	7/15/2012	10,560	11,169
Minnesota Mining & Manufacturing ESOP Trust	5.620%	7/15/2009 (1)(4)	4,295	4,397
NMHG Holding Co.	10.000%	5/15/2009	1,165	1,241
Northrop Grumman Corp.	7.125%	2/15/2011	15,610	17,351
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	2,250	2,385
Raytheon Co.	4.850%	1/15/2011	13,850	13,814
Textron Financial Corp.	4.600%	5/3/2010	8,000	7,963
Textron, Inc.	4.500%	8/1/2010	7,000	6,952
The Boeing Co.	5.125%	2/15/2013	8,000	8,205
Trinity Industries	6.500%	3/15/2014	1,200	1,194
Tyco International Group SA	6.375%	10/15/2011	10,000	10,847
Tyco International Group SA	6.000%	11/15/2013	11,000	11,748
United Technologies Corp.	6.350%	3/1/2011	30,600	33,145
Waste Management, Inc.	7.375%	8/1/2010	16,370	18,036

Communication (6.7%)
America Movil SA de C.V	5.750%	1/15/2015	10,000	10,075
British Sky Broadcasting Corp.	6.875%	2/23/2009	10,000	10,671
British Sky Broadcasting Corp.	8.200%	7/15/2009	4,125	4,620
Citizens Communications	9.250%	5/15/2011	1,000	1,115
Citizens Communications	6.250%	1/15/2013	200	194
Clear Channel Communications, Inc.	4.400%	5/15/2011	6,000	5,534
Comcast Corp.	5.850%	1/15/2010	18,000	18,735
Comcast Corp.	5.500%	3/15/2011	7,000	7,218
Comcast Corp.	4.950%	6/15/2016	10,000	9,748
Cox Communications, Inc.	6.750%	3/15/2011	10,000	10,711
Cox Communications, Inc.	4.625%	6/1/2013	4,000	3,827
Cox Enterprises, Inc.	7.875%	9/15/2010 (4)	5,000	5,540
Deutsche Telekom International Finance	8.500%	6/15/2010 (3)	16,000	18,220
DirecTV Holdings	8.375%	3/15/2013	1,140	1,263
France Telecom	8.000%	3/1/2011 (3)	25,000	28,407
Knight Ridder, Inc.	4.625%	11/1/2014	12,000	11,159
News America Inc.	4.750%	3/15/2010	9,800	9,814
Nextel Communications	5.950%	3/15/2014	5,000	5,175
Rogers Cable Inc.	6.750%	3/15/2015	100	103
SBC Communications, Inc.	6.250%	3/15/2011	5,000	5,333
SBC Communications, Inc.	5.100%	9/15/2014	10,000	10,046

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Scholastic Corp.	5.000%	4/15/2013	$ 4,425	$ 4,340
Shaw Communications Inc.	8.250%	4/11/2010	1,075	1,193
Sprint Capital Corp.	6.375%	5/1/2009	7,270	7,678
Sprint Capital Corp.	7.625%	1/30/2011	10,000	11,264
Telecom Italia Capital	5.250%	11/15/2013	15,000	15,083
Telecom Italia Capital	4.950%	9/30/2014 (4)	10,000	9,815
Telefonos de Mexico SA	5.500%	1/27/2015 (4)	10,000	9,838
Telstra Corp. Ltd.	6.375%	4/1/2012	15,000	16,389
USA Interactive	7.000%	1/15/2013	9,900	10,369
Univision Communications, Inc.	3.875%	10/15/2008	7,000	6,745
Verizon Global Funding Corp.	6.875%	6/15/2012	16,000	17,856
Vodafone AirTouch PLC	7.750%	2/15/2010	14,820	16,673
Washington Post Co.	5.500%	2/15/2009	24,350	25,133

Consumer Cyclical (5.9%)
American Honda Finance	3.932%	1/27/2006 (3)(4)	22,000	22,019
CVS Corp.	6.117%	1/10/2013 (1)(4)	7,765	8,189
Centex Corp.	4.550%	11/1/2010	4,600	4,499
Costco Wholesale Corp.	5.500%	3/15/2007	4,425	4,501
D.R. Horton, Inc.	5.625%	1/15/2016	10,000	9,875
DaimlerChrysler North America Holding Corp.	4.050%	6/4/2008	7,000	6,860
DaimlerChrysler North America Holding Corp.	7.200%	9/1/2009	600	650
DaimlerChrysler North America Holding Corp.	4.875%	6/15/2010	3,300	3,274
Ford Motor Credit Co.	6.500%	1/25/2007	616	622
Ford Motor Credit Co.	7.250%	10/25/2011	5,300	5,230
General Motors Acceptance Corp.	6.125%	9/15/2006	616	618
General Motors Acceptance Corp.	6.875%	9/15/2011	1,100	1,067
General Motors Acceptance Corp.	7.000%	2/1/2012	5,000	4,803
Harrah's Entertainment Inc.	7.875%	3/15/2010	1,575	1,746
Harrah's Operating Co., Inc.	8.000%	2/1/2011	8,125	9,196
International Speedway Corp.	4.200%	4/15/2009	3,815	3,718
International Speedway Corp.	5.400%	4/15/2014	7,000	7,128
Isle of Capri Casinos	9.000%	3/15/2012	660	718
KB Home	6.375%	8/15/2011	2,250	2,340
MDC Holdings Inc.	7.000%	12/1/2012	1,615	1,774
MDC Holdings Inc.	5.375%	7/1/2015	7,000	6,873
MGM Mirage, Inc.	8.500%	9/15/2010	1,400	1,545
MGM Mirage, Inc.	5.875%	2/27/2014	1,000	972
May Department Stores Co.	5.750%	7/15/2014	5,000	5,171
Meritage Corp.	6.250%	3/15/2015	1,000	960
Nissan Motor Acceptance Corp.	4.625%	3/8/2010 (4)	11,570	11,431
Office Depot, Inc.	6.250%	8/15/2013	10,000	10,359
Pulte Homes, Inc.	5.200%	2/15/2015	5,000	4,880
Royal Caribbean Cruises	6.750%	3/15/2008	1,530	1,597
Royal Caribbean Cruises	8.750%	2/2/2011	680	779
Ryland Group, Inc.	5.375%	1/15/2015	10,000	9,854
Sears Roebuck Acceptance Corp.	6.750%	8/15/2011	1,100	1,103
Speedway Motorsports Inc.	6.750%	6/1/2013	1,075	1,110
Staples Inc.	7.375%	10/1/2012	13,360	15,090
Sun Sage BV	8.250%	3/26/2009 (4)	1,000	1,062
Target Corp.	5.375%	6/15/2009	23,100	23,772

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Tenneco Automotive Inc.	8.625%	11/15/2014	$ 1,100	$ 1,150
Time Warner, Inc.	6.710%	4/15/2011	1,100	0
Time Warner, Inc.	6.750%	4/15/2011	5,000	5,456
Time Warner, Inc.	6.875%	5/1/2012	9,500	10,545
Toll Brothers, Inc.	8.250%	2/1/2011	695	733
Toyota Motor Credit Corp.	4.350%	12/15/2010	20,000	19,925
Viacom Inc.	6.625%	5/15/2011	9,575	10,138
WCI Communities Inc.	9.125%	5/1/2012	2,700	2,855
Wal-Mart Stores, Inc.	4.125%	2/15/2011	34,000	33,235
Wynn Las Vegas LLC	6.625%	12/1/2014	1,200	1,169
Yum! Brands, Inc.	8.875%	4/15/2011	2,000	2,374
Yum! Brands, Inc.	7.700%	7/1/2012	7,000	8,047

Consumer Noncyclical (9.1%)
Altria Group, Inc.	5.625%	11/4/2008	2,475	2,544
Amgen Inc.	4.850%	11/18/2014	10,000	10,032
Anheuser-Busch Cos., Inc.	4.700%	4/15/2012	10,000	10,053
Anheuser-Busch Cos., Inc.	7.500%	3/15/2012	5,000	5,777
Archer-Daniels-Midland Co.	5.870%	11/15/2010	10,000	10,528
Bavaria SA	8.875%	11/1/2010 (4)	1,040	1,160
Beckman Coulter Inc.	6.875%	11/15/2011	9,000	9,932
Becton, Dickinson & Co.	4.550%	4/15/2013	8,000	7,874
Biovail Corp.	7.875%	4/1/2010	1,390	1,435
Brown-Forman Corp.	3.000%	3/15/2008	15,000	14,436
Cadbury Schweppes US Finance	5.125%	10/1/2013 (4)	4,000	3,997
Campbell Soup Co.	4.875%	10/1/2013	10,000	10,025
Cargill Inc.	6.300%	4/15/2009 (4)	8,750	9,211
Cargill Inc.	4.375%	6/1/2013 (4)	8,600	8,300
Clorox Co.	5.000%	1/15/2015	8,000	8,074
Coca-Cola Bottling Co.	5.000%	11/15/2012	7,000	7,048
Colgate-Palmolive Co.	5.980%	4/25/2012	14,300	15,428
ConAgra Foods Inc.	6.750%	9/15/2011	16,837	18,330
Coventry Health Care Inc.	5.875%	1/15/2012	625	636
Dean Foods Co.	8.150%	8/1/2007	2,000	2,115
Dean Foods Co.	6.625%	5/15/2009	400	420
Del Monte Corp.	6.750%	2/15/2015 (4)	200	206
Delhaize America Inc.	7.375%	4/15/2006	3,300	3,357
Delhaize America Inc.	8.125%	4/15/2011	3,125	3,491
Diageo Capital PLC	3.375%	3/20/2008	18,000	17,520
Estee Lauder Cos. Inc.	6.000%	1/15/2012	6,800	7,277
Fisher Scientific International Inc.	6.750%	8/15/2014	400	422
Fosters Finance Corp.	6.875%	6/15/2011 (4)	8,650	9,466
Fosters Finance Corp.	4.875%	10/1/2014 (4)	4,000	3,887
Genentech Inc.	4.750%	7/15/2015 (4)	6,150	6,109
General Mills, Inc.	6.000%	2/15/2012	6,429	6,881
H.J. Heinz Co.	6.625%	7/15/2011 (3)	10,500	11,489
Health Care Services Corp.	7.750%	6/15/2011 (4)	20,000	22,843
Hormel Foods Corp.	6.625%	6/1/2011	16,085	17,612
Hospira, Inc.	5.900%	6/15/2014	8,000	8,372
Kellogg Co.	6.600%	4/1/2011	13,500	14,743
Kroger Co.	6.200%	6/15/2012	9,300	9,822

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Land O'Lakes Inc.	9.000%	12/15/2010	$ 410	$ 445
Manor Care Inc.	6.250%	5/1/2013	4,000	4,216
Omnicare, Inc.	6.125%	6/1/2013	1,125	1,105
PepsiAmericas Inc.	4.500%	3/15/2013	6,000	5,861
Safeway, Inc.	4.950%	8/16/2010	5,495	5,458
Sara Lee Corp.	6.250%	9/15/2011	30,000	31,816
Schering-Plough Corp.	5.550%	12/1/2013 (3)	5,000	5,193
Scotts Co.	6.625%	11/15/2013	1,050	1,081
Smithfield Foods, Inc.	7.000%	8/1/2011	500	524
Swift & Co.	10.125%	10/1/2009 (3)	925	1,004
Tate & Lyle International Finance PLC	5.000%	11/15/2014 (4)	10,000	9,827
Unilever Capital Corp.	7.125%	11/1/2010	34,000	37,710
UnitedHealth Group, Inc.	5.000%	8/15/2014	12,000	12,099
WellPoint, Inc.	6.375%	1/15/2012	7,500	8,176
WellPoint, Inc.	6.800%	8/1/2012	10,000	11,154
Wrigley Co.	4.650%	7/15/2015	5,700	5,613
Wyeth	6.950%	3/15/2011 (3)	10,000	10,970

Energy (1.7%)
Amerada Hess Corp.	6.650%	8/15/2011	4,600	5,004
Chesapeake Energy Corp.	7.750%	1/15/2015	950	1,024
Chesapeake Energy Corp.	6.875%	1/15/2016	1,100	1,148
Conoco Funding Co.	6.350%	10/15/2011	12,000	13,076
Diamond Offshore Drilling	5.150%	9/1/2014	6,680	6,663
LG Caltex Oil Corp.	5.500%	8/25/2014 (4)	4,000	4,029
Oil Enterprises Ltd.	6.239%	6/30/2008 (1)(4)(5)	2,866	2,988
PF Export Receivables Master Trust	6.600%	12/1/2011 (1)(4)(5)	23,562	24,677
PF Export Receivables Master Trust	3.748%	6/1/2013 (1)(4)	2,904	2,750
PF Export Receivables Master Trust	6.436%	6/1/2015 (1)(4)	5,213	5,204
Petrobras International Finance	7.750%	9/15/2014	400	418
Statoil	5.125%	4/30/2014 (4)	10,000	10,168
XTO Energy, Inc.	6.250%	4/15/2013	5,000	5,334

Technology (1.0%)
Affiliated Computer Services	5.200%	6/1/2015	7,000	6,792
Applied Materials, Inc.	6.750%	10/15/2007	11,250	11,775
Computer Associates Inc.	4.750%	12/1/2009 (4)	1,575	1,552
First Data Corp.	5.625%	11/1/2011	15,750	16,463
Pitney Bowes, Inc.	5.000%	3/15/2015	10,000	10,071
Pitney Bowes, Inc.	4.750%	1/15/2016	5,000	4,901

Transportation (2.9%)
Air Jamaica Ltd. TOB	9.375%	7/8/2015 (4)	800	795
Burlington Northern Railroad Co. Equipment Trust	7.330%	6/23/2010 (1)	2,029	2,156
Burlington Northern Santa Fe Corp.	6.750%	7/15/2011	5,000	5,500
Burlington Northern Santa Fe Corp.	4.300%	7/1/2013	5,000	4,790
CSX Corp.	6.750%	3/15/2011	9,095	9,917
CSX Corp.	5.300%	2/15/2014	5,000	5,070
Continental Airlines Enhanced Equipment
Trust Certificates	6.563%	2/15/2012	3,000	3,165
Continental Airlines Enhanced Equipment
Trust Certificates	6.648%	9/15/2017 (1)	1,272	1,256

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
ERAC USA Finance Co.	7.950%	12/15/2009 (4)	$ 10,000	$ 11,173
ERAC USA Finance Co.	8.000%	1/15/2011 (4)	5,740	6,541
FedEx Corp.	3.500%	4/1/2009	2,700	2,597
Greenbrier Co. Inc.	8.375%	5/15/2015 (4)	1,100	1,147
Hertz Corp.	6.625%	5/15/2008	5,000	5,008
JetBlue Airways Corp.	3.718%	11/15/2016 (3)	4,765	4,764
JetBlue Airways Corp.	6.368%	11/15/2008 (3)	1,400	1,408
JetBlue Airways Corp.	3.785%	12/15/2013 (3)	5,653	5,617
JetBlue Airways Corp.	3.830%	3/15/2014 (3)	7,150	7,088
JetBlue Airways Corp.	7.660%	3/15/2008 (3)	1,379	1,413
Norfolk Southern Corp.	8.625%	5/15/2010	10,000	11,600
Northwest Airlines Enhanced Equipment
Trust Certificates	7.575%	3/1/2019 (1)	672	675
Quantas Airways	5.125%	6/20/2013 (4)	11,700	11,654
Ryder System	5.000%	6/15/2012	6,000	5,881
Southwest Airlines Co.	5.250%	10/1/2014	3,625	3,592
Southwest Airlines Co.	5.125%	3/1/2017	7,400	7,081
TFM SA de CV	12.500%	6/15/2012	1,840	2,162
Union Pacific Corp.	3.625%	6/1/2010	9,500	8,987
Union Pacific Corp.	6.650%	1/15/2011	8,223	8,886
Union Pacific Corp.	5.214%	9/30/2014 (4)	6,000	5,975

Other (1.7%)
Black & Decker Corp.	7.125%	6/1/2011	8,550	9,440
Briggs & Stratton Corp.	8.875%	3/15/2011	4,150	4,772
Cintas Corp.	6.000%	6/1/2012	5,000	5,350
Eaton Corp.	5.750%	7/15/2012	10,000	10,594
Hughes Supply Inc.	5.500%	10/15/2014 (4)	10,000	9,762
Parker Retirement Savings Plan Trust	6.340%	7/15/2008 (1)(4)	1,647	1,694
Parker-Hannifin Corp.	4.875%	2/15/2013	6,100	6,134
Targeted Return Index Securities Trust 5-2002	5.940%	1/25/2007 (4)	10,476	10,603
Targeted Return Index Securities Trust 10-2002	6.962%	1/15/2012 (4)	17,100	18,701
Thermo Electron Corp.	5.000%	6/1/2015 (4)	4,700	4,605

				1,774,378

Utilities (7.6%)
Electric Utilities (6.2%)
Alabama Power Co.	3.484%	8/25/2009 (3)	5,000	5,008
Baltimore Gas & Electric Co.	6.700%	12/1/2006	9,000	9,284
CMS Energy Corp.	6.300%	2/1/2012	2,675	2,715
Carolina Power & Light Co.	5.150%	4/1/2015	7,000	7,087
Columbus Southern Power	4.400%	12/1/2010	6,000	5,880
Columbus Southern Power	5.500%	3/1/2013	10,000	10,289
Consolidated Edison, Inc.	6.250%	2/1/2008	7,750	8,065
Dominion Resources, Inc.	8.125%	6/15/2010	6,600	7,503
Dominion Resources, Inc.	5.000%	3/15/2013	9,000	8,951
Entergy Gulf States	3.600%	6/1/2008	10,000	9,712
FPL Group Capital, Inc.	7.375%	6/1/2009	10,000	10,971
GWF Energy LLC	6.131%	12/30/2011 (1)(4)	3,548	3,559
Georgia Power Capital Trust	4.875%	11/1/2042 (1)(3)	5,000	4,993
HQI Transelec Chile SA	7.875%	4/15/2011	20,379	23,130
Jersey Central Power & Light	5.625%	5/1/2016	5,000	5,221

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Korea East-West Power Co.	4.875%	4/21/2011 (4)	$ 5,000	$ 4,889
LG&E Capital Corp.	6.460%	1/15/2008 (4)	5,000	5,198
MidAmerican Energy Co.	5.125%	1/15/2013	7,000	7,090
NiSource Finance Corp.	7.875%	11/15/2010	5,594	6,330
Nstar	8.000%	2/15/2010	20,000	22,668
Ohio Edison	4.000%	5/1/2008	5,000	4,903
Oncor Electric Delivery Co.	6.375%	5/1/2012	11,700	12,620
PECO Energy Co.	5.950%	11/1/2011	15,000	15,938
PECO Energy Co.	4.750%	10/1/2012	4,500	4,503
PPL Electric Utilities Corp.	6.250%	8/15/2009	10,000	10,590
PacifiCorp Australia LLC	6.150%	1/15/2008 (4)(6)	14,000	14,517
Pacific Gas & Electric Co.	4.200%	3/1/2011	5,000	4,848
Pacific Gas & Electric Co.	4.800%	3/1/2014	5,000	4,936
Pepco Holdings, Inc.	4.004%	6/1/2010 (3)	3,075	3,077
Public Service Co. of Colorado	5.500%	4/1/2014	7,000	7,335
Public Service Co. of New Mexico	4.400%	9/15/2008	1,600	1,581
Public Service Electric & Gas	4.000%	11/1/2008	2,950	2,896
SP PowerAssets Ltd.	5.000%	10/22/2013 (4)	15,000	15,164
Southern California Edison Co.	7.625%	1/15/2010	20,000	22,232
Texas-New Mexico Power Co.	6.125%	6/1/2008	4,475	4,565
United Electric Distribution	4.700%	4/15/2011 (4)	10,000	9,931

Natural Gas (1.4%)
AGL Capital Corp.	7.125%	1/14/2011	10,000	11,083
Enbridge Energy Partners	4.750%	6/1/2013	10,000	9,659
Enbridge Energy Partners	4.900%	3/1/2015	5,000	4,949
Enterprise Products Operating LP	4.000%	10/15/2007	2,750	2,708
Florida Gas Transmission	7.625%	12/1/2010 (4)	5,000	5,575
KeySpan Corp.	7.875%	2/1/2010	10,000	11,244
Plains All American Pipeline LP	4.750%	8/15/2009	2,850	2,838
Plains All American Pipeline LP	5.875%	8/15/2016	6,500	6,751
Ras Laffan Liquified Natural Gas Co.	3.437%	9/15/2009 (1)(4)	4,155	3,937
Southern California Gas Co.	4.375%	1/15/2011	5,000	4,940
TGT Pipeline, LLC	5.500%	2/1/2017 (4)	2,900	2,896
Yosemite Security Trust	8.250%	11/15/2004 (4)**	2,500	1,244

				376,003

TOTAL CORPORATE BONDS
(Cost $3,861,743)				3,912,712

TAXABLE MUNICIPAL BONDS (1.1%)

Atlanta GA Water & Wastewater Rev	5.250%	11/1/2015	5,000	5,535
Mecklenburg County NC GO	5.000%	3/1/2013	11,145	12,243
Michigan GO	5.500%	12/1/2014	10,000	11,387
North Carolina GO	5.000%	3/1/2013	7,870	8,645
Pennsylvania GO	5.000%	7/1/2012	15,000	16,363

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $55,315)				54,173

SOVEREIGN BONDS (U.S. Dollar-Denominated) (1.7%)

Corporacion Andina de Fomento	6.875%	3/15/2012	4,225	4,722
Corporacion Andina de Fomento	5.200%	5/21/2013	5,000	5,052

Intermediate-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Export-Import Bank of Korea	4.125%	2/10/2009 (4)	$ 4,800	$ 4,692
Financement Quebec	5.000%	10/25/2012	10,000	10,264
Korea Highway Corp.	4.875%	4/7/2014 (4)	5,000	4,909
Pemex Finance Ltd.	9.690%	8/15/2009 (1)	12,750	14,042
Pemex Project Funding Master Trust	5.750%	12/15/2015 (4)	8,650	8,533
Petroleum Export Limited	5.265%	6/15/2011 (1)(4)	6,276	6,281
Petroliam Nasional Bhd	7.750%	8/15/2015 (4)	10,000	12,073
Republic of Korea	4.875%	9/22/2014	9,325	9,249
United Mexican States	6.375%	1/16/2013	6,000	6,360

TOTAL SOVEREIGN BONDS
(Cost $82,167)				86,177

			Shares

PREFERRED STOCKS (0.1%)

Goldman Sachs Group Inc.	3.910%		159,000	3,964
Public Storage, Inc. REIT	6.600%		75,850	1,908

TOTAL PREFERRED STOCKS
(Cost $5,871)				5,872

TEMPORARY CASH INVESTMENTS (1.4%)

Vanguard Market Liquidity Fund, 3.267%†			60,829,499	60,829
Vanguard Market Liquidity Fund, 3.267%†-Note G			8,477,250	8,477

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $69,307)				69,306

TOTAL INVESTMENTS (98.9%)
(Cost $4,842,479)				4,894,471

OTHER ASSETS AND LIABILITIES (1.1%)

Other Assets—Note C				80,163
Liabilities—Note G				(26,120)

				54,043

NET ASSETS (100%)				$4,948,514

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
**Non-income-producing-security—security in default.
†Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Securities with a value of $3,708,000 have been segregated as initial margin for open futures contracts.
(3) Adjustable-rate note.
(4) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of these securities was $540,326,000, representing 10.9% of net assets.
(5) Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
(6) Scheduled principal and interest payments are guaranteed by American Municipal Bond Assurance Corporation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
TOB—Tender Option Board.

Intermediate-Term Investment-Grade Fund	Amount (000)
AT JULY 31, 2005, NET ASSETS CONSISTED OF:
Paid-in Capital	$4,912,952
Undistributed Net Investment Income	—
Overdistributed Net Realized Gains	(14,797)
Unrealized Appreciation (Depreciation)
Investment Securities	51,992
Futures Contracts	473
Swap Contracts	(2,106)

NET ASSETS	$4,948,514

Investor Shares—Net Assets
Applicable to 280,228,657 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$2,773,052

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$9.90

Admiral Shares—Net Assets
Applicable to 219,840,264 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$2,175,462

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$9.90

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.0%)

Agency Bonds and Notes (3.0%)
Federal Home Loan Mortgage Corp.*	6.250%	7/15/2032	$ 69,900	$ 84,587
Federal National Mortgage Assn.*	6.625%	11/15/2030	21,000	26,270
Financing Corp.*	10.700%	10/6/2017	2,255	3,461
Financing Corp.*	9.800%	11/30/2017	15,900	23,446
Financing Corp.*	9.800%	4/6/2018	5,960	8,833
Financing Corp.*	9.650%	11/2/2018	3,350	4,909
Financing Corp.*	8.600%	9/26/2019	11,210	15,610

				167,116

Conventional Mortgage-Backed Securities (0.0%)
Federal National Mortgage Assn.*	15.500%	10/1/2012 (1)	2	2

TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $166,387)				167,118

CORPORATE BONDS (86.7%)

Finance (32.0%)
Banking (18.3%)
Abbey National PLC	7.950%	10/26/2029	15,000	20,070
Associates Corp. of North America	6.950%	11/1/2018	5,000	5,874
Banc One Corp.	7.750%	7/15/2025	25,000	31,636
Banc One Corp.	7.625%	10/15/2026	10,000	12,515
Banc One Corp.	8.000%	4/29/2027	15,000	19,525
Bank of America Corp.	5.375%	6/15/2014	13,400	13,974
Bank of America Corp.	5.125%	11/15/2014	21,725	22,156
Bank of New York Co., Inc.	5.500%	12/1/2017	10,300	10,648
BB&T Corp.	5.200%	12/23/2015	15,000	15,294
BB&T Corp.	4.900%	6/30/2017	6,175	6,030
BB&T Corp.	5.250%	11/1/2019	33,100	33,576
Citigroup, Inc.	6.625%	1/15/2028	25,000	29,008
Citigroup, Inc.	6.625%	6/15/2032	38,000	44,465
Citigroup, Inc.	6.000%	10/31/2033	17,900	19,403
Citigroup, Inc.	5.850%	12/11/2034	11,500	12,372
Commonwealth Bank of Australia	4.650%	6/15/2018 (2)	8,810	8,410
Credit Suisse First Boston USA, Inc.	4.875%	1/15/2015	11,750	11,670
Credit Suisse First Boston USA, Inc.	7.125%	7/15/2032	28,000	34,013
Deutsche Bank Financial LLC	5.375%	3/2/2015	13,500	13,927
Fifth Third Bank	4.500%	6/1/2018	8,400	7,887
HBOS Treasury Services PLC	6.000%	11/1/2033 (2)	46,500	50,123
HSBC Bank USA	4.625%	4/1/2014	37,700	36,958
HSBC Bank USA	5.875%	11/1/2034	25,700	27,343
HSBC Holdings PLC	7.625%	5/17/2032 (2)	21,200	27,347
ING Bank NV	5.125%	5/1/2015 (2)	32,600	33,070
JPMorgan Chase & Co.	5.250%	5/1/2015	37,500	37,965
Mellon Funding Corp.	5.500%	11/15/2018	8,800	9,139
National City Corp.	6.875%	5/15/2019	5,000	5,765
NationsBank Corp.	7.750%	8/15/2015	10,000	12,161
NationsBank Corp.	7.250%	10/15/2025	5,000	6,146
NationsBank Corp.	6.800%	3/15/2028	35,000	41,274
PNC Bank NA	5.250%	1/15/2017	11,500	11,652
Royal Bank of Scotland Group PLC	5.000%	10/1/2014	46,025	46,575

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Royal Bank of Scotland Group PLC	4.700%	7/3/2018	$ 26,125	$ 25,178
SunTrust Banks, Inc.	5.450%	12/1/2017	21,000	21,634
SunTrust Banks, Inc.	5.400%	4/1/2020	10,000	10,186
US Bank NA	6.300%	2/4/2014	54,000	59,498
US Bank NA	4.800%	4/15/2015	11,500	11,485
Wachovia Bank NA	4.800%	11/1/2014	13,860	13,710
Wachovia Corp.	4.875%	2/15/2014	13,800	13,751
Wachovia Corp.	5.250%	8/1/2014	26,940	27,548
Wachovia Corp.	6.605%	10/1/2025	30,000	34,384
Wells Fargo & Co.	5.000%	11/15/2014	33,450	33,829
Wells Fargo & Co.	5.375%	2/7/2035	30,000	30,265

Brokerage (2.1%)
Bear Stearns Co., Inc.	4.650%	7/2/2018	10,000	9,401
Goldman Sachs Group, Inc.	6.125%	2/15/2033	35,725	38,052
Merrill Lynch & Co., Inc.	6.875%	11/15/2018	16,000	18,469
Morgan Stanley Dean Witter	4.750%	4/1/2014	24,000	23,341
Morgan Stanley Dean Witter	7.250%	4/1/2032	20,000	24,748

Finance Companies (1.9%)
General Electric Capital Corp.	6.750%	3/15/2032	85,975	102,736

Insurance (9.4%)
Allstate Corp.	6.750%	5/15/2018	20,000	22,935
Allstate Corp.	6.125%	12/15/2032	4,875	5,285
Ambac, Inc.	7.500%	5/1/2023	20,000	24,046
American General Corp.	6.625%	2/15/2029	33,000	37,042
Chubb Corp.	6.800%	11/15/2031	4,000	4,702
Cincinnati Financial Corp.	6.920%	5/15/2028	10,000	11,664
Equitable Cos., Inc.	7.000%	4/1/2028	34,910	41,261
Hartford Life, Inc.	7.375%	3/1/2031	47,500	58,847
John Hancock Mutual Life Insurance Co.	7.375%	2/15/2024 (2)	30,000	35,722
Liberty Mutual Insurance Co.	8.500%	5/15/2025 (2)	28,335	34,498
Massachusetts Mutual Life	7.625%	11/15/2023 (1)(2)	15,970	20,358
Massachusetts Mutual Life	7.500%	3/1/2024 (1)(2)	8,710	10,998
MBIA, Inc.	7.000%	12/15/2025	7,550	8,728
MBIA, Inc.	7.150%	7/15/2027	5,000	5,905
MetLife, Inc.	6.375%	6/15/2034	15,000	16,549
Metropolitan Life Insurance Co.	7.800%	11/1/2025 (2)	35,000	44,224
New York Life Insurance	5.875%	5/15/2033 (2)	52,775	56,872
Prudential Financial, Inc.	5.750%	7/15/2033	23,000	23,401
Prudential Financial, Inc.	5.400%	6/13/2035	10,000	9,675
Travelers Property Casualty Corp.	7.750%	4/15/2026	25,000	30,465
XL Capital Ltd.	6.375%	11/15/2024	11,500	12,157

Other (0.3%)
Berkshire Hathaway Finance Corp.	4.850%	1/15/2015	20,600	20,329

				1,751,849

Industrial (47.5%)
Basic Industry (5.4%)
Aluminum Co. of America	6.750%	1/15/2028	45,000	53,271
BHP Billiton Finance BV	4.800%	4/15/2013	17,500	17,403

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Dow Chemical Co.	7.375%	11/1/2029	$ 40,000	$ 50,254
E.I. du Pont de Nemours & Co.	6.500%	1/15/2028	42,100	49,765
International Paper Co.	5.300%	4/1/2015	20,000	19,855
International Paper Co.	6.875%	11/1/2023	10,000	11,049
Monsanto Co.	5.500%	7/30/2035	15,000	14,728
Morton International, Inc.	9.650%	6/1/2020	10,000	14,592
PPG Industries, Inc.	9.000%	5/1/2021	9,750	13,131
Rohm & Haas Co.	7.850%	7/15/2029	25,000	33,236
Weyerhaeuser Co.	7.375%	3/15/2032	15,000	17,533

Capital Goods (5.1%)
Caterpillar, Inc.	6.625%	7/15/2028	39,000	45,956
Caterpillar, Inc.	7.300%	5/1/2031	5,000	6,374
Deere & Co.	6.950%	4/25/2014	18,500	21,299
Deere & Co.	7.125%	3/3/2031	18,680	23,377
Goodrich Corp.	6.800%	2/1/2018	5,115	5,690
Goodrich Corp.	7.100%	11/15/2027	5,025	5,923
Lockheed Martin Corp.	7.650%	5/1/2016	15,000	18,193
Minnesota Mining & Manufacturing Corp.	6.375%	2/15/2028	35,000	41,013
Tenneco Packaging	8.125%	6/15/2017	20,000	24,322
The Boeing Co.	6.625%	2/15/2038	13,000	15,371
The Boeing Co.	7.875%	4/15/2043	8,000	11,031
Tyco International Group SA	6.875%	1/15/2029	14,500	16,781
United Technologies Corp.	8.875%	11/15/2019	15,000	20,022
United Technologies Corp.	6.700%	8/1/2028	5,000	5,905
United Technologies Corp.	7.500%	9/15/2029	15,000	19,375

Communication (11.0%)
AT&T Wireless Services, Inc.	8.750%	3/1/2031	37,725	52,110
Bell Telephone Co. of Pennsylvania	8.350%	12/15/2030	6,260	7,992
BellSouth Corp.	6.875%	10/15/2031	40,000	46,018
BellSouth Corp.	6.000%	11/15/2034	49,000	50,683
Comcast Corp.	6.500%	1/15/2015	15,000	16,422
Comcast Corp.	5.650%	6/15/2035	15,000	14,691
Cox Communications, Inc.	5.500%	10/1/2015	11,000	11,019
Deutsche Telekom International Finance	8.750%	6/15/2030 (3)	49,800	66,794
France Telecom	8.750%	3/1/2031 (3)	45,425	62,593
GTE Corp.	6.940%	4/15/2028	20,000	22,567
Indiana Bell Telephone Co., Inc.	7.300%	8/15/2026	35,000	41,545
Michigan Bell Telephone Co.	7.850%	1/15/2022	25,000	30,309
New Jersey Bell Telephone Co.	8.000%	6/1/2022	25,000	30,233
News America Inc.	6.200%	12/15/2034	11,750	12,079
Pacific Bell	7.125%	3/15/2026	15,000	17,361
Sprint Capital Corp.	8.750%	3/15/2032	8,100	11,117
Telecom Italia Capital	6.000%	9/30/2034 (2)	17,500	17,390
Telefonica Europe BV	8.250%	9/15/2030	15,500	21,465
Verizon Global Funding Corp.	7.750%	12/1/2030	10,500	13,357
Verizon Maryland, Inc.	5.125%	6/15/2033	12,000	11,002
Verizon Virginia Inc.	4.625%	3/15/2013	8,800	8,573
Vodafone Group PLC	5.375%	1/30/2015	34,225	35,431

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Consumer Cyclical (3.4%)
Dayton Hudson Corp.	6.650%	8/1/2028	$ 15,000	$ 17,684
Lowe's Cos., Inc.	6.500%	3/15/2029	26,010	29,933
McDonald's Corp.	6.375%	1/8/2028	12,500	14,385
Target Corp.	7.000%	7/15/2031	20,000	24,977
The Walt Disney Co.	7.000%	3/1/2032	12,000	14,355
Time Warner, Inc.	6.875%	6/15/2018	10,000	11,309
Time Warner, Inc.	6.625%	5/15/2029	10,775	11,787
Wal-Mart Stores, Inc.	7.550%	2/15/2030	45,000	59,371

Consumer Noncyclical (13.5%)
Anheuser-Busch Cos., Inc.	6.750%	12/15/2027	10,000	11,893
Anheuser-Busch Cos., Inc.	6.800%	8/20/2032	31,900	38,971
Anheuser-Busch Cos., Inc.	6.000%	11/1/2041	21,000	23,082
Anheuser-Busch Cos., Inc.	6.500%	2/1/2043	5,000	5,885
Archer-Daniels-Midland Co.	8.375%	4/15/2017	20,000	25,398
Archer-Daniels-Midland Co.	7.500%	3/15/2027	4,015	5,067
Archer-Daniels-Midland Co.	6.750%	12/15/2027	11,000	12,874
Archer-Daniels-Midland Co.	6.625%	5/1/2029	4,000	4,654
Archer-Daniels-Midland Co.	5.935%	10/1/2032	5,000	5,397
Becton, Dickinson & Co.	4.900%	4/15/2018	13,200	12,756
Becton, Dickinson & Co.	7.000%	8/1/2027	8,300	10,015
Bestfoods	6.625%	4/15/2028	30,000	35,098
Bristol-Myers Squibb Co.	6.800%	11/15/2026	20,000	23,698
Clorox Co.	5.000%	1/15/2015	9,475	9,563
Coca-Cola Enterprises Inc.	8.500%	2/1/2022	5,000	6,682
Coca-Cola Enterprises Inc.	8.000%	9/15/2022	9,000	11,597
Coca-Cola Enterprises Inc.	6.950%	11/15/2026	10,000	11,881
Coca-Cola Enterprises Inc.	6.750%	1/15/2038	9,477	11,186
CPC International, Inc.	7.250%	12/15/2026	30,000	37,312
Diageo Capital PLC	4.850%	5/15/2018	10,000	9,779
Eli Lilly & Co.	4.500%	3/15/2018	8,800	8,403
Eli Lilly & Co.	7.125%	6/1/2025	12,125	15,033
GlaxoSmithKline Capital Inc.	5.375%	4/15/2034	21,995	22,814
Grand Metropolitan Investment Corp.	7.450%	4/15/2035	7,000	8,954
Hershey Foods Corp.	7.200%	8/15/2027	21,461	27,133
Johnson & Johnson	6.730%	11/15/2023	10,000	12,103
Johnson & Johnson	6.950%	9/1/2029	22,457	28,490
Kellogg Co.	7.450%	4/1/2031	18,800	24,163
Kimberly-Clark Corp.	6.250%	7/15/2018	25,000	27,660
Kimberly-Clark Corp.	6.375%	1/1/2028	12,850	15,032
Kraft Foods, Inc.	6.500%	11/1/2031	20,100	22,674
Pepsi Bottling Group, Inc.	7.000%	3/1/2029	17,000	20,876
Pharmacia Corp.	6.750%	12/15/2027	28,000	33,549
Procter & Gamble Co.	6.450%	1/15/2026	27,000	31,049
Procter & Gamble Co.	8.000%	10/26/2029	5,000	6,791
Procter & Gamble Co.	5.500%	2/1/2034	25,000	25,899
Procter & Gamble Co. ESOP	9.360%	1/1/2021 (1)	35,000	45,963
Schering-Plough Corp.	6.750%	12/1/2033 (3)	17,920	21,071
Sysco Corp.	6.500%	8/1/2028	22,000	25,403

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Energy (5.5%)
Baker Hughes, Inc.	6.875%	1/15/2029	$ 7,914	$ 9,533
BP Capital Markets America	4.200%	6/15/2018	10,000	9,153
Burlington Resources, Inc.	7.400%	12/1/2031	25,000	31,053
Conoco, Inc.	6.950%	4/15/2029	5,000	6,148
ConocoPhillips	5.900%	10/15/2032	20,300	22,244
Devon Financing Corp.	7.875%	9/30/2031	11,400	14,462
Encana Corp.	6.500%	8/15/2034	21,000	23,777
Halliburton Co.	8.750%	2/15/2021	10,000	13,207
Mobil Corp.	8.625%	8/15/2021	22,000	31,196
Phillips Petroleum Co.	7.000%	3/30/2029	10,000	12,237
Suncor Energy, Inc.	5.950%	12/1/2034	22,400	24,114
Texaco Capital, Inc.	9.750%	3/15/2020	17,000	25,128
Texaco Capital, Inc.	8.625%	11/15/2031	13,000	19,301
Tosco Corp.	7.800%	1/1/2027	15,000	19,342
Tosco Corp.	8.125%	2/15/2030	20,000	27,618
Valero Energy Corp.	7.500%	4/15/2032	12,000	14,572

Technology (1.7%)
International Business Machines Corp.	7.000%	10/30/2025	50,000	60,361
International Business Machines Corp.	6.500%	1/15/2028	20,000	23,142
Pitney Bowes, Inc.	4.750%	5/15/2018	11,100	10,711

Transportation (1.3%)
Burlington Northern Santa Fe Corp.	6.875%	12/1/2027	25,000	29,403
Federal Express Corp.	6.720%	1/15/2022 (1)	14,011	15,263
Norfolk Southern Corp.	7.800%	5/15/2027	18,500	23,790

Other (0.6%)
Dover Corp.	6.650%	6/1/2028	4,000	4,784
Eaton Corp.	7.625%	4/1/2024	15,000	19,256
Eaton Corp.	5.250%	6/15/2035	10,800	10,663

				2,596,307

Utilities (7.2%)
Electric (6.4%)
Alabama Power Co.	5.500%	10/15/2017	15,800	16,461
Alabama Power Co.	5.875%	12/1/2022	8,500	9,124
Alabama Power Co.	5.700%	2/15/2033	12,800	13,585
Arizona Public Service Co.	4.650%	5/15/2015	11,000	10,633
Arizona Public Service Co.	5.625%	5/15/2033	9,000	9,126
Carolina Power & Light Co.	5.700%	4/1/2035	7,500	7,801
Consolidated Edison, Inc.	5.100%	6/15/2033	9,600	9,260
Consolidated Edison, Inc.	5.700%	2/1/2034	4,000	4,206
Exelon Corp.	5.625%	6/15/2035	10,000	9,856
Florida Power & Light Co.	5.850%	2/1/2033	6,770	7,383
Florida Power & Light Co.	5.625%	4/1/2034	16,275	17,235
Florida Power & Light Co.	4.950%	6/1/2035	10,000	9,586
Florida Power Corp.	6.750%	2/1/2028	22,375	25,255
National Rural Utilities Cooperative Finance Corp.	8.000%	3/1/2032	50,000	67,653
Northern States Power Co.	7.125%	7/1/2025	30,000	36,367
Oklahoma Gas & Electric Co.	6.500%	4/15/2028	12,770	14,457
Oncor Electric Delivery Co.	7.000%	5/1/2032	25,000	29,643

Long-Term Investment-Grade Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
South Carolina Electric & Gas Co.	6.625%	2/1/2032	$ 35,000	$ 41,985
Southern California Edison Co.	6.000%	1/15/2034	8,800	9,488

Natural Gas (0.8%)
KeySpan Corp.	5.875%	4/1/2033	12,000	12,857
KeySpan Corp.	5.803%	4/1/2035	10,000	10,630
Texas Eastern Transmission	7.000%	7/15/2032	17,000	20,222

				392,813

TOTAL CORPORATE BONDS
(Cost $4,253,860)				4,740,969

TAXABLE MUNICIPAL BONDS (3.9%)

Illinois (Taxable Pension) GO	5.100%	6/1/2033	129,625	129,967
Oregon School Board Assn. GO	4.759%	6/30/2028	15,000	14,430
Southern California Public Power Auth	6.930%	5/15/2017	37,000	43,994
Wisconsin Public Service Rev	5.700%	5/1/2026	22,000	23,742

TOTAL TAXABLE MUNICIPAL BONDS
(Cost $206,316)				212,133

SOVEREIGN BONDS (U.S. Dollar-Denominated) (4.7%)

International Bank for Reconstruction & Development	7.625%	1/19/2023	43,320	58,454
International Bank for Reconstruction & Development	4.750%	2/15/2035	20,300	20,411
Oesterreich Kontrollbank	4.500%	3/9/2015	13,000	13,004
Province of British Columbia	6.500%	1/15/2026	13,800	16,621
Province of Ontario	4.500%	2/3/2015	20,000	19,745
Province of Quebec	7.500%	9/15/2029	24,500	33,087
Province of Saskatchewan	8.500%	7/15/2022	10,000	14,192
Quebec Hydro Electric	9.400%	2/1/2021	40,000	59,129
Republic of Italy	6.875%	9/27/2023	17,700	21,567

TOTAL SOVEREIGN BONDS
(Cost $228,902)				256,210

TEMPORARY CASH INVESTMENTS (1.1%)

Repurchase Agreement (0.9%)
Credit Suisse First Boston LLC
(Dated 7/29/2005, Repurchase Value $49,114,000,
collateralized by Federal National Mortgage Assn
4.000%-8.000%, 1/1/2008-8/1/2035)	3.310%	8/1/2005	49,100	49,100
			Shares

Money Market Fund (0.2%)
Vanguard Market Liquidity Fund, 3.267%**--Note G			8,836,280	8,836

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $57,936)				57,936

TOTAL INVESTMENTS (99.4%)
(Cost $4,913,401)				5,434,366

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (0.6%)

Other Assets—Note C	$88,288
Liabilities—Note G	(55,104)

33,184

NET ASSETS (100%)	$5,467,550

^See Note A in Notes to Financial Statements.
*The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
**Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of these securities was $339,012,000, representing 6.2% of net assets.
(3) Adjustable-rate note.
GO—General Obligation Bond.

AT JULY 31, 2005, NET ASSETS CONSISTED OF:
Amount (000)
Paid-in Capital	$4,956,387
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(9,802)
Unrealized Appreciation	520,965

NET ASSETS	$5,467,550

Investor Shares—Net Assets
Applicable to 453,015,790 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$4,408,578

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$9.73

Admiral Shares—Net Assets
Applicable to 108,821,721 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$1,058,972

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$9.73

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
U.S. GOVERNMENT SECURITIES (4.6%)

U.S. Treasury Note	3.375%	2/28/2007	$ 64,665	$ 64,069
U.S. Treasury Note	6.625%	5/15/2007	70,905	74,096
U.S. Treasury Note	5.625%	5/15/2008	74,630	77,708
U.S. Treasury Note	5.500%	5/15/2009	109,750	115,203
U.S. Treasury Note	5.750%	8/15/2010	65,840	70,624
U.S. Treasury Note	4.250%	8/15/2014	16,480	16,444

TOTAL U.S. GOVERNMENT SECURITIES
(Cost $425,882)				418,144

CORPORATE BONDS (92.7%)

Finance (1.9%)
Banking (0.6%)
Chevy Chase Savings Bank	6.875%	12/1/2013	23,595	24,480
Western Financial Bank	9.625%	5/15/2012	32,695	36,046

Brokerage (0.5%)
E*Trade Financial Corp.	8.000%	6/15/2011	22,395	23,795
REFCO Finance Holdings	9.000%	8/1/2012	20,970	22,490

Insurance (0.6%)
Provident Funding Mortgage Loan Trust	7.000%	7/15/2018	16,595	16,740
UnumProvident Corp.	7.625%	3/1/2011	9,195	9,781
UnumProvident Corp.	6.750%	12/15/2028	20,560	19,095
UnumProvident Corp.	7.375%	6/15/2032	6,295	6,295

Real Estate Investment Trusts (0.2%)
CBRE Escrow Inc.	9.750%	5/15/2010	5,940	6,564
Thornburg Mortgage	8.000%	5/15/2013	8,960	9,184

				174,470

Industrial (80.4%)
Basic Industry (12.5%)
Abitibi-Consolidated Inc.	8.550%	8/1/2010	74,775	78,888
Abitibi-Consolidated Inc.	7.500%	4/1/2028	27,010	23,769
Airgas, Inc.	9.125%	10/1/2011	23,900	25,812
Arch Western Finance	6.750%	1/1/2006 (3)	44,615	45,842
BCP Caylux Holdings	9.625%	6/15/2014	27,164	30,831
Borden U.S. Financial/Nova Scotia	9.000%	7/15/2014 (2)	22,360	23,115
Bowater Canada Finance	7.950%	11/15/2011	42,540	44,986
Bowater Inc.	6.500%	6/15/2013	1,785	1,763
Compass Minerals Group	10.000%	8/15/2011	33,080	36,223
Equistar Chemicals LP	10.125%	9/1/2008	5,775	6,396
Equistar Chemicals LP	10.625%	5/1/2011	21,015	23,432
Fluor Corp.	6.950%	3/1/2007	9,820	10,115
Georgia-Pacific Corp.	8.875%	2/1/2010	47,095	52,923
Georgia-Pacific Corp.	9.375%	2/1/2013	72,660	82,106
Georgia-Pacific Corp.	8.000%	1/15/2024	14,905	17,178
Hawk Corp.	8.750%	11/1/2014	9,150	9,241
Huntsman Advanced Materials	11.000%	7/15/2010	5,770	6,549
Huntsman LLC	11.625%	10/15/2010	7,823	9,192
IMC Global, Inc.	10.875%	6/1/2008	25,870	29,427
IMC Global, Inc.	11.250%	6/1/2011	15,810	17,589

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
IMC Global, Inc.	7.300%	1/15/2028	$ 22,500	$ 21,881
Koppers Inc.	9.875%	10/15/2013	22,490	24,795
Longview Fibre Co.	10.000%	1/15/2009	16,550	17,336
Lubrizol Corp.	5.500%	10/1/2014	7,750	7,852
Lyondell Chemical Co.	9.625%	5/1/2007	46,280	49,346
Lyondell Chemical Co.	9.875%	5/1/2007	1,017	1,044
Lyondell Chemical Co.	9.500%	12/15/2008	21,780	23,196
MDP Acquisitions	9.625%	10/1/2012	11,540	11,713
Massey Energy Co.	6.625%	11/15/2010	20,045	20,747
Methanex Corp.	8.750%	8/15/2012	28,910	33,102
Millennium America Inc.	9.250%	6/15/2008	28,160	30,835
Nalco Co.	7.750%	11/15/2011	25,385	27,035
Nalco Co.	8.875%	11/15/2013	4,860	5,291
Neenah Paper Inc.	7.375%	11/15/2014	28,380	27,671
Norske Skog Canada	8.625%	6/15/2011	37,500	39,094
Norske Skog Canada	7.375%	3/1/2014	5,735	5,692
Novelis Corp.	7.250%	2/15/2015 (2)	31,145	31,846
Peabody Energy Corp.	6.875%	3/15/2013	39,260	41,616
Russel Metals Inc.	6.375%	3/1/2014	4,400	4,246
Ryerson Tull, Inc.	9.125%	7/15/2006	11,960	12,409
Smurfit Capital Funding PLC	7.500%	11/20/2025	6,685	6,284
Steel Dynamics, Inc.	9.500%	3/15/2009	24,270	25,969
Stone Container Corp.	9.250%	2/1/2008	31,000	32,550
Stone Container Corp.	9.750%	2/1/2011	23,310	24,650
Stone Container Corp.	8.375%	7/1/2012	6,300	6,410
Tembec Industries Inc.	8.500%	2/1/2011	11,060	8,765
U.S. Steel LLC	10.750%	8/1/2008	25,985	28,843

Capital Goods (7.0%)
Alliant Techsystems Inc.	8.500%	5/15/2011	10,605	11,268
Allied Waste North America Inc.	8.875%	4/1/2008	43,365	45,750
Allied Waste North America Inc.	8.500%	12/1/2008	4,470	4,705
Allied Waste North America Inc.	6.500%	11/15/2010	1,945	1,916
Allied Waste North America Inc.	5.750%	2/15/2011	14,095	13,320
Allied Waste North America Inc.	6.375%	4/15/2011	16,170	15,766
Allied Waste North America Inc.	7.250%	3/15/2015 (2)	18,575	18,343
American Standard Cos. Inc.	7.625%	2/15/2010	29,730	32,850
Anchor Glass Container	11.000%	2/15/2013	24,185	14,753
Argo Tech Corp.	9.250%	6/1/2011	17,820	19,424
Building Materials Corp.	7.750%	8/1/2014	33,575	31,896
Case New Holland Inc.	9.250%	8/1/2011	65,825	71,749
Crown Euro Holdings SA	9.500%	3/1/2011	19,830	21,863
Crown Euro Holdings SA	10.875%	3/1/2013	24,240	28,603
Douglas Dynamic LLC	7.750%	1/15/2012 (2)	5,605	5,619
Invensys PLC	9.875%	3/15/2011 (2)	37,375	36,627
Kennametal Inc.	7.200%	6/15/2012	8,535	9,336
L-3 Communications Corp.	7.625%	6/15/2012	24,850	26,589
L-3 Communications Corp.	6.125%	7/15/2013	8,425	8,509
L-3 Communications Corp.	6.375%	10/15/2015 (2)	16,190	16,392
Moog Inc.	6.250%	1/15/2015	7,115	7,222
NMHG Holding Co.	10.000%	5/15/2009	17,105	18,217
Owens-Brockway Glass Container, Inc.	7.750%	5/15/2011	31,555	33,606

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Owens-Brockway Glass Container, Inc.	8.875%	2/15/2009	$ 21,610	$ 22,907
Owens-Brockway Glass Container, Inc.	8.750%	11/15/2012	4,310	4,730
Pliant Corp.	11.125%	9/1/2009	3,510	3,413
Sequa Corp.	9.000%	8/1/2009	42,235	46,881
Texas Industries Inc.	7.250%	7/15/2013 (2)	13,665	14,417
TransDigm, Inc.	8.375%	7/15/2011	2,550	2,697
United Rental North America	6.500%	2/15/2012	57,020	55,523

Communication (19.7%)
AT&T Corp.	9.050%	11/15/2005 (3)	40,640	46,278
AT&T Corp.	9.750%	11/15/2005 (3)	18,840	24,482
CSC Holdings, Inc.	7.000%	4/15/2012 (2)(3)	10,160	9,855
CSC Holdings, Inc.	7.875%	12/15/2007	13,125	13,552
CSC Holdings, Inc.	8.125%	7/15/2009	28,765	29,628
CSC Holdings, Inc.	8.125%	8/15/2009	35,090	36,143
CSC Holdings, Inc.	7.625%	4/1/2011	33,335	33,585
Canwest Media Inc.	10.625%	5/15/2011	17,175	18,721
Canwest Media Inc.	8.000%	9/15/2012	28,600	30,173
Centennial Cellular	10.125%	6/15/2013	15,910	17,938
Centennial Communication	8.125%	8/1/2005 (3)	2,915	3,119
Charter Communications OPT LLC	8.000%	4/30/2012 (2)	64,920	65,731
Charter Communications OPT LLC	8.375%	4/30/2014 (2)	22,330	22,553
Citizens Communications	7.625%	8/15/2008	13,035	13,784
Citizens Communications	9.250%	5/15/2011	62,665	69,871
Corus Entertainment, Inc.	8.750%	3/1/2012	47,630	51,678
Dex Media East LLC	9.875%	11/15/2009	33,570	37,011
Dex Media West LLC	8.500%	8/15/2010	8,735	9,521
Dex Media, Inc.	8.000%	11/15/2013	16,290	17,471
DirecTV Holdings	8.375%	3/15/2013	8,185	9,065
Dobson Cellular Systems	8.375%	11/1/2011	23,175	24,623
Dobson Cellular Systems	9.875%	11/1/2012	10,905	12,036
EchoStar DBS Corp.	5.750%	10/1/2008	13,795	13,691
EchoStar DBS Corp.	9.125%	1/15/2009	1,170	1,243
EchoStar DBS Corp.	6.375%	10/1/2011	43,540	43,322
GCI Inc.	7.250%	2/15/2014	53,475	52,339
Houghton Mifflin Co.	8.250%	2/1/2011	34,915	36,661
Insight Midwest LP	10.500%	11/1/2010	77,295	81,739
Intelsat Bermuda Ltd.	8.695%	1/17/2006 (2)(3)	8,390	8,558
Intelsat Bermuda Ltd.	8.250%	1/15/2013 (2)	6,980	7,294
Intelsat Bermuda Ltd.	8.625%	1/15/2015 (2)	42,640	45,412
Intelsat Ltd.	5.250%	11/1/2008	17,290	16,425
Lamar Media Corp.	7.250%	1/1/2013	10,960	11,618
Liberty Media Corp.	7.750%	7/15/2009	6,180	6,516
Liberty Media Corp.	7.875%	7/15/2009	26,840	28,414
Liberty Media Corp.	5.700%	5/15/2013	29,345	27,188
Liberty Media Corp.	8.250%	2/1/2030	21,440	21,608
MCI Inc.	7.688%	11/1/2005 (3)	12,630	13,183
MCI Inc.	8.735%	11/1/2005 (3)	50,790	57,139
Mail-Well Corp.	9.625%	3/15/2012	32,795	35,337
Mediacom Broadband LLC	11.000%	7/15/2013	37,850	41,351
Mediacom LLC/Mediacom Capital Corp.	9.500%	1/15/2013	16,565	17,000
Medianews Group Inc.	6.875%	10/1/2013	22,880	22,880

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Nextel Communications	6.875%	10/31/2013	$ 37,905	$ 40,464
Nextel Communications	5.950%	3/15/2014	67,551	69,915
PanAmSat Corp.	9.000%	8/15/2014	20,361	22,499
Quebecor Media Inc.	11.125%	7/15/2011	20,735	22,964
Qwest Communications International Inc.	7.500%	8/15/2005 (3)	12,540	12,038
Qwest Communications International Inc.	8.875%	9/15/2005 (3)	93,455	102,100
Radio One, Inc.	6.375%	2/15/2013 (2)	11,595	11,479
Rogers Cable Inc.	7.875%	5/1/2012	3,810	4,162
Rogers Cable Inc.	6.250%	6/15/2013	42,465	42,677
Rogers Cable Inc.	5.500%	3/15/2014	25,505	24,294
Rogers Cable Inc.	6.750%	3/15/2015	6,610	6,841
Rogers Cable Inc.	7.500%	3/15/2015	13,530	14,866
Rogers Wireless Inc.	9.625%	5/1/2011	53,740	63,548
Rogers Wireless Inc.	6.375%	3/1/2014	33,590	34,346
Shaw Communications Inc.	8.250%	4/11/2010	28,950	32,135
Shaw Communications Inc.	7.250%	4/6/2011	1,885	2,050
Sinclair Broadcast Group	8.750%	12/15/2011	16,290	17,308
Sinclair Broadcast Group	8.000%	3/15/2012	27,815	28,858
US West Communications Group	6.875%	9/15/2033	56,160	48,438
Vertis Inc.	9.750%	4/1/2009	14,090	14,654
Vertis Inc.	10.875%	6/15/2009	8,640	8,381

Consumer Cyclical (15.3%)
AMC Entertainment Inc.	8.000%	3/1/2014	24,160	22,227
Affinia Group Inc.	9.000%	11/30/2014 (2)	6,530	5,224
Argosy Gaming Co.	7.000%	1/15/2014	15,215	16,774
Arvinmeritor Inc.	8.750%	3/1/2012	25,755	27,751
Aztar Corp.	9.000%	8/15/2011	16,275	17,618
Beazer Homes USA, Inc.	8.625%	5/15/2011	34,000	36,380
Beazer Homes USA, Inc.	8.375%	4/15/2012	2,680	2,894
Beazer Homes USA, Inc.	6.875%	7/15/2015 (2)	7,300	7,336
Boyd Gaming Corp.	8.750%	4/15/2012	7,495	8,151
Boyd Gaming Corp.	7.750%	12/15/2012	10,260	11,004
Boyd Gaming Corp.	6.750%	4/15/2014	5,085	5,263
Corrections Corp.	6.250%	3/15/2013	12,065	11,974
Cummins Inc.	9.500%	12/1/2005 (3)	7,940	8,774
Cummins Inc.	7.125%	3/1/2028	6,550	6,746
D.R. Horton, Inc.	5.000%	1/15/2009	7,545	7,526
D.R. Horton, Inc.	4.875%	1/15/2010	13,055	12,827
D.R. Horton, Inc.	9.750%	9/15/2010	3,525	4,124
D.R. Horton, Inc.	7.875%	8/15/2011	12,535	14,023
D.R. Horton, Inc.	5.375%	6/15/2012	19,685	19,513
D.R. Horton, Inc.	5.250%	2/15/2015	28,450	27,525
D.R. Horton, Inc.	5.625%	1/15/2016	21,560	21,290
Dana Corp.	7.000%	3/15/2028	6,195	5,591
Dura Operating Corp.	8.625%	4/15/2012	13,990	13,360
Ford Motor Co.	7.450%	7/16/2031	81,855	69,167
Ford Motor Credit Co.	7.000%	10/1/2013	48,380	47,475
Host Marriott LP	9.500%	1/15/2007	21,155	22,345
Host Marriott LP	7.125%	11/1/2013	68,215	71,370
ITT Corp.	7.375%	11/15/2015	2,440	2,718
Isle of Capri Casinos	7.000%	3/1/2014	23,470	23,705

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
J.B. Poindexter Co.	8.750%	3/15/2014	$ 18,885	$ 17,185
J.C. Penney Co., Inc.	7.375%	8/15/2008	10,290	10,985
John Q. Hammons Hotel	8.875%	5/15/2012	12,935	14,164
KB Home	8.625%	12/15/2008	13,485	14,732
KB Home	7.750%	2/1/2010	7,600	8,075
KB Home	6.375%	8/15/2011	3,265	3,396
KB Home	6.250%	6/15/2015	18,215	18,602
Lodgenet Entertainment Corp.	9.500%	6/15/2013	9,310	10,241
MGM Mirage, Inc.	9.750%	6/1/2007	21,385	23,042
MGM Mirage, Inc.	8.500%	9/15/2010	78,475	86,617
Mandalay Resort Group	10.250%	8/1/2007	15,955	17,471
Mandalay Resort Group	9.375%	2/15/2010	37,730	42,163
Marquee Inc.	8.625%	8/15/2012	23,910	24,807
Meritage Corp.	7.000%	5/1/2014	14,265	14,336
Mohegan Tribal Gaming	6.125%	2/15/2013	13,640	13,828
Movie Gallery	11.000%	5/1/2012 (2)	17,480	18,092
Navistar International Corp.	6.250%	3/1/2012	11,865	11,628
Park Place Entertainment Corp.	8.875%	9/15/2008	23,930	26,562
Park Place Entertainment Corp.	8.125%	5/15/2011	1,890	2,169
Park Place Entertainment Corp.	7.000%	4/15/2013	35,160	38,764
Rite Aid Corp.	8.125%	5/1/2010	7,910	8,157
Rite Aid Corp.	9.500%	2/15/2011	45,305	48,646
Rite Aid Corp.	7.500%	1/15/2015	4,175	4,060
Riviera Holdings Corp.	11.000%	6/15/2010	14,970	16,467
Royal Caribbean Cruises	7.500%	10/15/2027	24,480	26,867
Seneca Gaming Corp.	7.250%	5/1/2012 (2)	5,225	5,421
Seneca Gaming Corp.	7.250%	5/1/2012	21,825	22,589
Service Corp. International	7.000%	6/15/2017 (2)	22,655	23,335
Speedway Motorsports Inc.	6.750%	6/1/2013	11,505	11,879
Standard Pacific Corp.	6.875%	5/15/2011	26,250	26,906
Standard Pacific Corp.	7.750%	3/15/2013	12,640	13,335
Starwood Hotel Resorts	7.875%	11/1/2005 (3)	51,835	58,055
Station Casinos	6.000%	4/1/2012	5,830	5,903
Station Casinos	6.500%	2/1/2014	32,365	33,215
TRW Automotive Inc.	9.375%	2/15/2013	36,765	41,269
Tenneco Automotive Inc.	10.250%	7/15/2013	19,725	22,487
Toll Brothers, Inc.	8.250%	2/1/2011	7,425	7,833
Toll Brothers, Inc.	8.250%	12/1/2011	635	683
Visteon Corp.	7.000%	3/10/2014	25,375	22,457
Wynn Las Vegas LLC	6.625%	12/1/2014	40,825	39,753

Consumer Noncyclical (10.6%)
Ahold Finance USA Inc.	6.875%	5/1/2029	24,270	23,420
Alliance One International	11.000%	5/15/2012 (2)	22,315	22,817
Altria Group, Inc.	7.000%	11/4/2013	9,995	10,987
AmerisourceBergen Corp.	8.125%	9/1/2008	38,985	42,201
AmerisourceBergen Corp.	7.250%	11/15/2012	17,145	18,859
Bio-Rad Laboratories Inc.	7.500%	8/15/2013	6,550	7,074
Bio-Rad Laboratories Inc.	6.125%	12/15/2014	6,035	6,095
Biovail Corp.	7.875%	4/1/2010	48,695	50,278
Bombardier Recreational	8.375%	12/15/2013	21,885	23,581
Columbia/HCA Healthcare Corp.	7.000%	7/1/2007	15,000	15,455

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Columbia/HCA Healthcare Corp.	7.250%	5/20/2008	$ 20,280	$ 21,208
Columbia/HCA Healthcare Corp.	7.690%	6/15/2025	4,510	4,773
Constellation Brands Inc.	8.000%	2/15/2008	5,360	5,682
Constellation Brands Inc.	8.125%	1/15/2012	24,805	26,603
Coventry Health Care Inc.	5.875%	1/15/2012	970	987
Coventry Health Care Inc.	8.125%	2/15/2012	20,035	21,538
DaVita Inc.	6.625%	3/15/2013 (2)	12,915	13,335
DaVita Inc.	7.250%	3/15/2015 (2)	13,120	13,546
Delhaize America Inc.	9.000%	4/15/2031	12,665	15,979
Dole Foods Co.	7.250%	6/15/2010	2,955	3,036
Dole Foods Co.	8.875%	3/15/2011	14,125	15,149
Fisher Scientific International Inc.	6.750%	8/15/2014	13,585	14,281
Fisher Scientific International Inc.	6.125%	7/1/2015 (2)	26,355	26,454
HCA Inc.	5.500%	12/1/2009	13,930	13,861
HCA Inc.	8.750%	9/1/2010	27,000	30,347
HCA Inc.	5.750%	3/15/2014	9,135	8,973
HCA Inc.	6.375%	1/15/2015	55,090	56,299
HCA Inc.	7.500%	11/6/2033	9,725	10,413
Health Net Inc.	9.875%	10/15/2005 (3)	20,725	24,356
HealthSouth Corp.	8.375%	1/2/2009	20,835	20,835
HealthSouth Corp.	7.625%	6/1/2012	47,160	46,217
NDC Health Corp.	10.500%	12/1/2012	25,745	27,676
Neighborcare Inc.	6.875%	11/15/2013	20,865	22,743
Omnicare, Inc.	8.125%	3/15/2011	42,445	44,567
Omnicare, Inc.	6.125%	6/1/2013	6,565	6,450
Owens & Minor, Inc.	8.500%	7/15/2011	29,985	32,046
Philip Morris Cos., Inc.	7.750%	1/15/2027	9,990	11,740
Quintiles Transnational	10.000%	10/1/2013	4,445	4,967
RJ Reynolds Corp.	6.500%	7/15/2010 (2)	7,785	7,804
RJ Reynolds Corp.	7.300%	7/15/2015 (2)	36,460	37,098
Radiologix, Inc.	10.500%	12/15/2008	21,140	22,461
Triad Hospitals Inc.	7.000%	5/15/2012	51,465	54,038
United Agricultural Products	8.250%	12/15/2005 (3)	7,966	8,364
VWR International Inc.	6.875%	4/15/2012	3,975	3,925
VWR International Inc.	8.000%	4/15/2014	10,755	10,379
Valeant Pharmaceuticals International	7.000%	12/15/2011	13,710	13,641
Ventas Realty LP/Capital Corp.	6.750%	6/1/2010 (2)	7,650	7,975
Ventas Realty LP/Capital Corp.	6.625%	10/15/2014 (2)	4,390	4,478
Ventas Realty LP/Capital Corp.	6.625%	10/15/2014	20,095	20,497
Ventas Realty LP/Capital Corp.	7.125%	6/1/2015 (2)	16,405	17,307

Energy (6.4%)
Amerada Hess Corp.	7.875%	10/1/2029	19,570	24,584
Amerada Hess Corp.	7.300%	8/15/2031	39,690	47,483
Chesapeake Energy Corp.	7.750%	1/15/2015	3,785	4,078
Chesapeake Energy Corp.	6.625%	1/15/2016	48,625	50,388
Chesapeake Energy Corp.	6.875%	1/15/2016	14,045	14,659
Chesapeake Energy Corp.	6.250%	1/15/2018 (2)	21,135	20,924
Delta Petroleum Corp.	7.000%	4/1/2015 (2)	6,335	6,145
Encore Acquisition Co.	8.375%	6/15/2012	7,695	8,568
Encore Acquisition Co.	6.250%	4/15/2014	5,010	5,010
Encore Acquisition Co.	6.000%	7/15/2015 (2)	17,645	17,292

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Evergreen Resources	5.875%	3/15/2012	$ 3,660	$ 3,669
Exco Resources Inc.	7.250%	1/15/2011	31,625	32,574
Forest Oil Corp.	8.000%	12/15/2011	21,660	23,880
Forest Oil Corp.	7.750%	5/1/2014	13,755	14,683
Giant Industries	11.000%	5/15/2012	15,257	17,298
Grant Prideco Inc.	6.125%	8/15/2015 (2)	8,110	8,262
Hornbeck Offshore Services	6.125%	12/1/2014	12,910	13,007
Key Energy Services Inc.	6.375%	5/1/2013	5,240	5,253
Magnum Hunter Resources Inc.	9.600%	3/15/2012	21,606	23,983
Newfield Exploration Co.	7.450%	10/15/2007	14,500	15,261
Newfield Exploration Co.	8.375%	8/15/2012	33,750	36,872
Parker Drilling Co.	9.625%	10/1/2013	22,645	25,702
Plains Exploration & Production Co.	8.750%	7/1/2012	4,385	4,780
Plains Exploration & Production Co.	7.125%	6/15/2014	9,850	10,638
Premcor Refining Group	6.750%	2/1/2011	1,415	1,512
Premcor Refining Group	9.500%	2/1/2013	42,165	48,279
Premcor Refining Group	6.750%	5/1/2014	2,945	3,147
Pride International Inc.	7.375%	7/15/2014	50,760	55,836
Range Resources	6.375%	3/15/2015	7,470	7,507
Whiting Petroleum Corp.	7.250%	5/1/2012	17,725	18,035
Whiting Petroleum Corp.	7.250%	5/1/2013	21,975	22,250

Technology (4.0%)
Amkor Technology Inc.	9.250%	2/15/2008	8,905	8,526
Flextronics International Ltd.	6.250%	11/15/2014	24,315	24,224
Iron Mountain, Inc.	7.750%	1/15/2015	16,635	16,968
Lucent Technologies	6.450%	3/15/2029	15,375	13,876
MagnaChip Semiconductor	6.875%	12/15/2011 (2)	22,955	22,783
Sanmina-SCI Corp.	10.375%	1/15/2010	42,075	47,019
Sanmina-SCI Corp.	6.750%	3/1/2013	10,480	10,061
SunGard Data Systems, Inc.	9.125%	8/15/2013 (2)	48,485	50,667
UGS Corp.	10.000%	6/1/2012	33,100	36,907
Xerox Corp.	9.750%	1/15/2006 (3)	90,000	101,250
Xerox Corp.	7.125%	6/15/2010	13,215	13,942
Xerox Corp.	8.000%	2/1/2027	23,305	24,295

Transportation (1.7%)
American Airlines, Inc. Pass-Through Certificates	7.024%	10/15/2009	14,100	14,664
Continental Airlines Enhanced Equipment
Trust Certificates	7.056%	9/15/2009	18,810	19,374
Continental Airlines Enhanced Equipment
Trust Certificates	6.900%	?/2018 (1)	9,134	9,111
Delta Air Lines Enhanced Equipment Trust Certificates	7.111%	9/18/2011	25,545	24,076
Greenbrier Co. Inc.	8.375%	5/15/2015 (2)	22,315	23,263
Kansas City Southern Industries, Inc.	9.500%	10/1/2008	20,000	21,900
Kansas City Southern Industries, Inc.	7.500%	6/15/2009	23,585	24,293
Northwest Airlines, Inc. Pass-Through Certificates	6.841%	4/1/2011	8,195	7,949
TFM SA de CV	9.375%	5/1/2012 (2)	8,235	8,811
Westinghouse Air Brake	6.875%	7/31/2013	135	140

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Other (3.2%)
Adesa Corp.	7.625%	6/15/2012	$ 25,175	$ 25,678
Ashtead Holding PLC	8.625%	8/1/2015 (2)	7,175	7,387
FastenTech Inc.	11.500%	11/1/2005 (3)	13,040	14,214
General Cable Corp.	9.500%	11/15/2010	20,705	22,103
Itron Inc.	7.750%	5/15/2012	5,835	6,025
JohnsonDiversey Inc.	9.625%	5/15/2012	29,845	30,516
Mylan Laboratories Inc.	5.750%	8/15/2010 (2)	5,170	5,183
Mylan Laboratories Inc.	6.375%	8/15/2015 (2)	25,975	26,105
National Waterworks Inc.	10.500%	12/1/2012	12,045	14,093
Petroleum Geo-Services	10.000%	11/5/2010	40,465	45,725
Thomas & Betts Corp.	7.250%	6/1/2008	6,225	6,606
Thomas & Betts Corp.	6.390%	2/10/2009	1,400	1,454
Timken Co.	5.750%	2/15/2010	21,860	21,994
UCAR Finance, Inc.	10.250%	2/15/2012	41,350	44,400
Valmont Industries Inc.	6.875%	5/1/2014	4,065	4,111
Wesco Distribution Inc.	9.125%	6/1/2008	19,198	19,486

				7,390,623

Utilities (10.4%)
Electric (7.0%)
AES Corp.	9.500%	6/1/2009	1,885	2,097
AES Corp.	9.375%	9/15/2010	2,990	3,394
AES Corp.	8.750%	5/15/2013 (2)	53,620	59,920
AES Corp.	9.000%	5/15/2015 (2)	61,990	69,274
Allegheny Energy Supply	7.800%	3/15/2011	6,340	6,926
Aquila Inc.	9.950%	2/1/2006 (3)	42,960	47,256
Avista Corp.	9.750%	6/1/2008	19,005	21,286
CMS Energy Corp.	7.500%	1/15/2009	9,032	9,529
CMS Energy Corp.	8.500%	4/15/2011	21,750	24,523
DPL Inc.	6.875%	9/1/2011	21,310	23,494
Edison Mission	9.875%	4/15/2011	13,300	15,694
FirstEnergy Corp.	7.375%	11/15/2031	19,885	24,003
Midwest Generation LLC	8.750%	5/1/2014	44,880	50,266
NRG Energy Inc.	8.000%	12/15/2013	12,162	12,953
Nevada Power Co.	10.875%	10/15/2009	1,941	2,164
Nevada Power Co.	8.250%	6/1/2011	13,500	15,221
Nevada Power Co.	6.500%	4/15/2012	9,945	10,355
Nevada Power Co.	9.000%	8/15/2013	11,126	12,489
Nevada Power Co.	5.875%	1/15/2015 (2)	15,895	16,213
Northwestern Corp.	5.875%	11/1/2014 (2)	3,045	3,129
Reliant Energy, Inc.	6.750%	12/15/2014	40,580	39,870
Sierra Pacific Resources	8.625%	3/15/2014	11,390	12,600
TECO Energy, Inc.	7.200%	5/1/2011	28,710	31,150
TECO Energy, Inc.	7.000%	5/1/2012	2,200	2,365
TECO Energy, Inc.	6.750%	5/1/2015 (2)	4,450	4,750
TXU Corp.	5.550%	11/15/2014 (2)	33,340	32,083
TXU Corp.	6.500%	11/15/2024 (2)	33,120	31,970
TXU Corp.	6.550%	11/15/2034 (2)	16,600	16,022
Texas Genco LLC	6.875%	12/15/2014 (2)	38,450	40,469

High-Yield Corporate Fund	Coupon	Maturity Date	Face Amount (000)	Market Value^ (000)
Natural Gas (3.4%)
ANR Pipeline Co.	8.875%	3/15/2010	$ 28,880	$ 31,551
Colorado Interstate Gas	5.950%	3/15/2015 (2)	3,115	3,080
El Paso Natural Gas Co.	7.625%	8/1/2010	13,275	13,972
El Paso Natural Gas Co.	7.500%	11/15/2026	6,670	7,204
El Paso Production Holdings	7.750%	6/1/2013	64,495	68,526
Enterprise Products Operating LP	6.875%	3/1/2033	15,915	17,607
Enterprise Products Operating LP	5.750%	3/1/2035 (2)	11,500	10,928
Semco Energy Inc.	7.125%	5/15/2008	3,490	3,577
Semco Energy Inc.	7.750%	5/15/2013	2,755	2,893
Southern Natural Gas	8.875%	3/15/2010	33,080	36,140
Suburban Propane Partners	6.875%	12/15/2013	12,050	11,689
Williams Cos., Inc.	8.125%	9/15/2005 (3)	38,775	44,785
Williams Cos., Inc.	7.125%	9/1/2011	41,285	44,846
Williams Cos., Inc.	7.500%	1/15/2031	14,850	16,521
Williams Cos., Inc.	7.750%	6/15/2031	1,515	1,720

				956,504

TOTAL CORPORATE BONDS
(Cost $8,259,732)				8,521,597

SOVEREIGN BOND (U.S. Dollar-Denominated) (0.2%)

Pemex Project Funding Master Trust
(Cost $23,006)	5.750%	12/15/2015 (2)	23,380	23,064

TEMPORARY CASH INVESTMENTS (4.0%)

Repurchase Agreement (0.6%)
Deutsche Bank Securities Inc.
(Dated 7/29/2005, Repurchase Value $57,316,000,
collateralized by Federal National Mortgage Assn
4.500%-7.000%, 7/1/2012-5/1/2034)	3.310%	8/1/2005	57,300	57,300

			Shares

Money Market Fund (3.4%)
Vanguard Market Liquidity Fund 3.267%*—Note G			312,071,896	312,072

TOTAL TEMPORARY CASH INVESTMENTS
(Cost $369,372)				369,372

TOTAL INVESTMENTS (101.5%)
(Cost $9,077,992)				9,332,177

Market Value^ (000)
OTHER ASSETS AND LIABILITIES (-1.5%)

Other Assets—Note C	$ 270,750
Security Lending Collateral Payable to Brokers—Note G	(312,072)
Other Liabilities	(100,999)

(142,321)

NET ASSETS (100%)	$9,189,856

^See Note A in Notes to Financial Statements.
*Money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
(1) The average maturity is shorter than the final maturity show due to scheduled interim principal payments and prepayments.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2005, the aggregate value of these securities was $1,035,187,000, representing 11.3% of net assets.
(3) Adjustable-rate note.

AT JULY 31, 2005, NET ASSETS CONSISTED OF:
Amount (000)
Paid-in Capital	$10,434,717
Undistributed Net Investment Income	—
Accumulated Net Realized Losses	(1,499,046)
Unrealized Appreciation	254,185

NET ASSETS	$9,189,856

Investor Shares—Net Assets
Applicable to 974,531,509 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$6,133,189

NET ASSET VALUE PER SHARE—INVESTOR SHARES	$6.29

Admiral Shares—Net Assets
Applicable to 485,689,654 outstanding $.001
par value shares of beneficial interest (unlimited authorization)	$3,056,667

NET ASSET VALUE PER SHARE—ADMIRAL SHARES	$6.29

See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

	Short-Term Investment- Grade Fund	Intermediate- Term Investment- Grade Fund	Long-Term Investment- Grade Fund	High-Yield Corporate Fund
	Six Months Ended July 31, 2005
	(000)	(000)	(000)	(000)
INVESTMENT INCOME
Income
Dividends	$430	$109	—	—
Interest	330,058	115,481	$144,028	$329,340
Security Lending	90	25	3	793

Total Income	330,578	115,615	144,031	330,133

Expenses
Investment Advisory Fees—Note B	990	262	621	1,541
The Vanguard Group—Note C
Management and Administrative
Investor Shares	10,491	2,698	4,678	6,481
Admiral Shares	1,799	611	385	820
Institutional Shares	138	—	—	—
Marketing and Distribution
Investor Shares	1,202	263	327	529
Admiral Shares	401	129	56	171
Institutional Shares	74	—	—	—
Custodian Fees	65	19	40	104
Shareholders' Reports
Investor Shares	119	41	58	101
Admiral Shares	4	2	1	3
Institutional Shares	—	—	—	—
Trustees' Fees and Expenses	11	3	3	6

Total Expenses	15,294	4,028	6,169	9,756
Expenses Paid Indirectly—Note D	—	—	(40)	(88)

Net Expenses	15,294	4,028	6,129	9,668

NET INVESTMENT INCOME	315,284	111,587	137,902	320,465

REALIZED NET GAIN (LOSS)
Investment Securities Sold	(8,108)	2,388	25,580	42,504
Futures Contracts	2,176	(4,702)	—	—
Swap Contracts	781	39	—	—

REALIZED NET GAIN (LOSS)	(5,151)	(2,275)	25,580	42,504

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)
Investment Securities	(132,673)	(79,001)	(40,629)	(190,005)
Futures Contracts	(8,249)	597	—	—
Swap Contracts	(5,869)	(1,956)	—	—

CHANGE IN UNREALIZED APPRECIATION
(DEPRECIATION)	(146,791)	(80,360)	(40,629)	(190,005)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$163,342	$28,952	$122,853	$172,964

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund’s total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions—Net Investment Income approximate the net income earned as shown under the Operations section. The amounts of Distributions—Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

	Short-Term Investment-Grade Fund		Intermediate-Term Investment-Grade Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$315,284	$594,400	$111,587	$207,212
Realized Net Gain (Loss)	(5,151)	(7,114)	(2,275)	31,015
Change in Unrealized Appreciation (Depreciation)	(146,791)	(287,044)	(80,360)	(51,837)

Net Increase (Decrease) in Net Assets
Resulting from Operations	163,342	300,242	28,952	186,390

Distributions
Net Investment Income
Investor Shares	(220,760)	(429,426)	(72,111)	(140,346)
Admiral Shares	(80,493)	(146,693)	(39,478)	(67,497)
Institutional Shares	(13,470)	(30,917)	—	—
Realized Capital Gain*
Investor Shares	—	—	(5,850)	(16,428)
Admiral Shares	—	—	(2,781)	(7,832)
Institutional Shares	—	—	—	—

Total Distributions	(314,723)	(607,036)	(120,220)	(232,103)

Capital Share Transactions—Note H
Investor Shares	(1,388,710)	1,533,298	(387,687)	436,611
Admiral Shares	1,449,000	422,167	679,855	225,732
Institutional Shares	(174,552)	57,623	—	—

Net Increase (Decrease) from
Capital Share Transactions	(114,262)	2,013,088	292,168	662,343

Total Increase (Decrease)	(265,643)	1,706,294	200,900	616,630

Net Assets
Beginning of Period	18,193,907	16,487,613	4,747,614	4,130,984

End of Period	$17,928,264	$18,193,907	$4,948,514	$4,747,614

*Includes fiscal 2006 and 2005 short-term gain distributions by the Intermediate-Term Investment-Grade Fund totaling $3,357,000 and $5,501,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
	Long-Term Investment-Grade Fund		High-Yield Corporate Fund
	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)	Six Months Ended July 31, 2005 (000)	Year Ended Jan. 31, 2005 (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
Net Investment Income	$137,902	$257,974	$320,465	$670,622
Realized Net Gain (Loss)	25,580	66,535	42,504	167,899
Change in Unrealized Appreciation (Depreciation)	(40,629)	118,774	(190,005)	(200,774)

Net Increase (Decrease) in Net Assets
Resulting from Operations	122,853	443,283	172,964	637,747

Distributions
Net Investment Income
Investor Shares	(116,888)	(222,381)	(239,263)	(506,478)
Admiral Shares	(21,014)	(35,593)	(81,202)	(164,144)
Institutional Shares	—	—	—	—
Realized Capital Gain
Investor Shares	—	—	—	—
Admiral Shares	—	—	—	—
Institutional Shares	—	—	—	—

Total Distributions	(137,902)	(257,974)	(320,465)	(670,622)

Capital Share Transactions — Note H
Investor Shares	91,425	225,429	(992,543)	(1,301)
Admiral Shares	358,367	60,029	859,351	(168,642)
Institutional Shares	—	—	—	—

Net Increase (Decrease) from
Capital Share Transactions	449,792	285,458	(133,192)	(169,943)

Total Increase (Decrease)	434,743	470,767	(280,693)	(202,818)

Net Assets
Beginning of Period	5,032,807	4,562,040	9,470,549	9,673,367

End of Period	$5,467,550	$5,032,807	$9,189,856	$9,470,549

FINANCIAL HIGHLIGHTS

This table summarizes each fund’s investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund’s net income and total returns from year to year; the relative contributions of net income and capital gains to the fund’s total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

Short-Term Investment-Grade Fund Investor Shares
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.63	$10.81	$10.78	$10.82	$10.76	$10.49
Investment Operations
Net Investment Income	.185	.355	.415	.569	.666	.712
Net Realized and Unrealized Gain
(Loss) on Investments	(.091)	(.173)	.043	(.040)	.060	.270

Total from Investment Operations	.094	.182	.458	.529	.726	.982

Distributions
Dividends from Net Investment Income	(.184)	(.362)	(.428)	(.569)	(.666)	(.712)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.184)	(.362)	(.428)	(.569)	(.666)	(.712)

Net Asset Value, End of Period	$10.54	$10.63	$10.81	$10.78	$10.82	$10.76

Total Return	0.89%	1.71%	4.31%	5.04%	6.92%	9.74%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,554	$13,049	$11,732	$8,828	$7,611	$7,442
Ratio of Total Expenses to Average Net Assets	0.20%*	0.18%	0.21%	0.23%	0.24%	0.24%
Ratio of Net Investment Income to Average Net Assets	3.53%*	3.31%	3.80%	5.27%	6.18%	6.76%
Portfolio Turnover Rate	26%*	37%	43%	65%	81%	89%

*Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)
Short-Term Investment-Grade Fund Admiral Shares
	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.63	$10.81	$10.78	$10.82	$10.73
Investment Operations
Net Investment Income	.190	.363	.423	.575	.649
Net Realized and Unrealized Gain (Loss) on Investments	(.091)	(.173)	.043	(.040)	.090

Total from Investment Operations	.099	.190	.466	.535	.739

Distributions
Dividends from Net Investment Income	(.189)	(.370)	(.436)	(.575)	(.649)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.189)	(.370)	(.436)	(.575)	(.649)

Net Asset Value, End of Period	$10.54	$10.63	$10.81	$10.78	$10.82

Total Return	0.94%	1.79%	4.40%	5.11%	7.04%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,664	$4,254	$3,907	$2,732	$1,816
Ratio of Total Expenses to Average Net Assets	0.11%**	0.11%	0.13%	0.17%	0.18%**
Ratio of Net Investment Income to Average Net Assets	3.62%**	3.38%	3.87%	5.30%	6.03%**
Portfolio Turnover Rate	26%**	37%	43%	65%	81%

*Inception.
**Annualized.

Short-Term Investment-Grade Fund Institutional Shares
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.63	$10.81	$10.78	$10.82	$10.76	$10.49
Investment Operations
Net Investment Income	.192	.366	.427	.582	.680	.724
Net Realized and Unrealized Gain
(Loss) on Investments	(.091)	(.173)	.043	(.040)	.060	.270

Total from Investment Operations	.101	.193	.470	.542	.740	.994

Distributions
Dividends from Net Investment Income	(.191)	(.373)	(.440)	(.582)	(.680)	(.724)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.191)	(.373)	(.440)	(.582)	(.680)	(.724)

Net Asset Value, End of Period	$10.54	$10.63	$10.81	$10.78	$10.82	$10.76

Total Return	0.96%	1.81%	4.43%	5.17%	7.05%	9.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$710	$891	$849	$524	$394	$359
Ratio of Total Expenses to Average Net Assets	0.07%*	0.08%	0.10%	0.10%	0.11%	0.13%
Ratio of Net Investment Income to Average Net Assets	3.66%*	3.41%	3.90%	5.39%	6.25%	6.86%
Portfolio Turnover Rate	26%*	37%	43%	65%	81%	89%

*Annualized.

Intermediate-Term Investment-Grade Fund Investor Shares
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$10.08	$10.19	$10.06	$ 9.76	$9.62	$9.13
Investment Operations
Net Investment Income	.229	.474	.503	.579	.630	.664
Net Realized and Unrealized Gain
(Loss) on Investments	(.162)	(.055)	.224	.300	.142	.490

Total from Investment Operations	.067	.419	.727	.879	.772	1.154

Distributions
Dividends from Net Investment Income	(.229)	(.474)	(.518)	(.579)	(.630)	(.664)
Distributions from Realized Capital Gains	(.018)	(.055)	(.079)	—	(.002)	—

Total Distributions	(.247)	(.529)	(.597)	(.579)	(.632)	(.664)

Net Asset Value, End of Period	$9.90	$10.08	$10.19	$10.06	$9.76	$9.62

Total Return	0.67%	4.24%	7.38%	9.30%	8.23%	13.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,773	$3,219	$2,813	$2,500	$2,075	$2,070
Ratio of Total Expenses to Average Net Assets	0.21%*	0.20%	0.20%	0.20%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	4.63%*	4.70%	4.90%	5.87%	6.99%	7.17%
Portfolio Turnover Rate	39%*	40%	55%	84%	118%	85%

*Annualized.

Intermediate-Term Investment-Grade Fund Admiral Shares
	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.08	$10.19	$10.06	$ 9.76	$9.60
Investment Operations
Net Investment Income	.234	.484	.512	.585	.616
Net Realized and Unrealized Gain (Loss) on Investments	(.162)	(.055)	.224	.300	.162

Total from Investment Operations	.072	.429	.736	.885	.778

Distributions
Dividends from Net Investment Income	(.234)	(.484)	(.527)	(.585)	(.616)
Distributions from Realized Capital Gains	(.018)	(.055)	(.079)	.--	(.002)

Total Distributions	(.252)	(.539)	(.606)	(.585)	(.618)

Net Asset Value, End of Period	$9.90	$10.08	$10.19	$10.06	$9.76

Total Return	0.73%	4.34%	7.48%	9.37%	8.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,175	$1,528	$1,318	$1,044	$731
Ratio of Total Expenses to Average Net Assets	0.10%**	0.10%	0.11%	0.14%	0.13%**
Ratio of Net Investment Income to Average Net Assets	4.73%**	4.80%	4.99%	5.91%	6.47%**
Portfolio Turnover Rate	39%**	40%	55%	84%	118%

*Inception.
**Annualized.

FINANCIAL HIGHLIGHTS (CONTINUED)
Long-Term Investment-Grade Fund Investor Shares
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$9.76	$9.40	$9.20	$8.76	$8.63	$8.08
Investment Operations
Net Investment Income	.256	.521	.526	.553	.562	.573
Net Realized and Unrealized Gain
(Loss) on Investments	(.030)	.360	.200	.440	.130	.550

Total from Investment Operations	.226	.881	.726	.993	.692	1.123

Distributions
Dividends from Net Investment Income	(.256)	(.521)	(.526)	(.553)	(.562)	(.573)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.256)	(.521)	(.526)	(.553)	(.562)	(.573)

Net Asset Value, End of Period	$9.73	$9.76	$9.40	$9.20	$8.76	$8.63

Total Return	2.34%	9.77%	8.09%	11.75%	8.26%	14.52%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,409	$4,328	$3,944	$3,733	$3,611	$3,820
Ratio of Total Expenses to Average Net Assets	0.26%*	0.25%	0.28%	0.31%	0.32%	0.30%
Ratio of Net Investment Income to Average Net Assets	5.31%*	5.58%	5.64%	6.24%	6.48%	7.02%
Portfolio Turnover Rate	14%*	16%	11%	33%	39%	17%

*Annualized.

Long-Term Investment-Grade Fund Admiral Shares
	Six Months Ended July 31,	Year Ended January 31,			Feb.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$9.76	$9.40	$9.20	$8.76	$8.60
Investment Operations
Net Investment Income	.262	.531	.535	.561	.551
Net Realized and Unrealized Gain (Loss) on Investments	(.030)	.360	.200	.440	.160

Total from Investment Operations	.232	.891	.735	1.001	.711

Distributions
Dividends from Net Investment Income	(.262)	(.531)	(.535)	(.561)	(.551)
Distributions from Realized Capital Gains	—	—	—	—	—

Total Distributions	(.262)	(.531)	(.535)	(.561)	(.551)

Net Asset Value, End of Period	$9.73	$9.76	$9.40	$9.20	$8.76

Total Return	2.40%	9.89%	8.19%	11.85%	8.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,059	$704	$618	$571	$435
Ratio of Total Expenses to Average Net Assets	0.14%**	0.14%	0.19%	0.23%	0.24%**
Ratio of Net Investment Income to Average Net Assets	5.41%**	5.69%	5.73%	6.30%	6.55%**
Portfolio Turnover Rate	14%**	16%	11%	33%	39%

*Inception.
**Annualized.

High-Yield Corporate Fund Investor Shares
	Six Months Ended July 31,	Year Ended January 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$6.39	$6.40	$5.93	$6.29	$6.96	$7.28
Investment Operations
Net Investment Income	.219	.460	.474	.502	.591	.638
Net Realized and Unrealized Gain
(Loss) on Investments	(.100)	(.010)	.470	(.360)	(.670)	(.320)

Total from Investment Operations	.119	.450	.944	.142	(.079)	.318

Distributions
Dividends from Net Investment Income	(.219)	(.460)	(.474)	(.502)	(.591)	(.638)
Distributions from Realized Capital Gains	—	—	—	—	—	—

Total Distributions	(.219)	(.460)	(.474)	(.502)	(.591)	(.638)

Net Asset Value, End of Period	$6.29	$6.39	$6.40	$5.93	$6.29	$6.96

Total Return*	1.93%	7.34%	16.47%	2.55%	-1.10%	4.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,133	$7,246	$7,271	$5,690	$5,263	$5,882
Ratio of Total Expenses to Average Net Assets	0.25%**	0.22%	0.23%	0.26%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	7.02%**	7.26%	7.65%	8.42%	9.02%	9.07%
Portfolio Turnover Rate	50%**	51%	52%	29%	29%	16%

*Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year. **Annualized.

High-Yield Corporate Fund Admiral Shares
	Six Months Ended July 31,	Year Ended January 31,			Nov.12, 2001* to Jan. 31,
For a Share Outstanding Throughout Each Period	2005	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$6.39	$6.40	$5.93	$6.29	$6.33
Investment Operations
Net Investment Income	.223	.466	.477	.505	.123
Net Realized and Unrealized Gain (Loss) on Investments	(.100)	(.010)	.470	(.360)	(.040)

Total from Investment Operations	.123	.456	.947	.145	.083

Distributions
Dividends from Net Investment Income	(.223)	(.466)	(.477)	(.505)	(.123)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.223)	(.466)	(.477)	(.505)	(.123)

Net Asset Value, End of Period	$6.29	$6.39	$6.40	$5.93	$6.29

Total Return**	1.99%	7.44%	16.54%	2.60%	1.32%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,057	$2,225	$2,403	$1,970	$1,145
Ratio of Total Expenses to Average Net Assets	0.12%†	0.12%	0.17%	0.21%	0.21%†
Ratio of Net Investment Income to Average Net Assets	7.13%†	7.36%	7.71%	8.48%	8.81%†
Portfolio Turnover Rate	50%†	51%	52%	29%	29%

*Inception. **Total returns do not reflect the 1% fee assessed on redemptions of shares held for less than one year. †Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Corporate Bond Funds comprise the Short-Term Investment-Grade, Intermediate-Term Investment-Grade, Long-Term Investment-Grade, and High-Yield Corporate Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Most of the funds' investments are in corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

The Intermediate-Term Investment-Grade, Long-Term Investment-Grade, and High-Yield Corporate Funds each offer two classes of shares, Investor Shares and Admiral Shares. The Short-Term Investment-Grade Fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $50 million.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The funds consistently follow such policies in preparing their financial statements.

1.Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.Futures Contracts: Each fund may use U.S. Agency, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The funds may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The funds may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3.Swap Contracts: The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds have entered into credit default swaps to simulate long bond positions that are either unavailable or considered to be less attractively priced in the bond market. Under the terms of the swaps, each fund receives a periodic payment amount (premium) that is a fixed percentage applied to a notional principal amount. In return, the fund agrees to pay the counterparty the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount if the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap.

The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds have also entered into interest rate swap transactions. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional principal amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The Intermediate-Term Investment-Grade Fund has also entered into swap transactions to earn the total return on a specified security or index of fixed income securities. Under the terms of the swaps, the fund receives the total return (either receiving the increase or paying the decrease) on a reference security or index, applied to a notional principal amount. In return, the fund agrees to pay the counter-party a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount. At the same time, the fund invests an amount equal to the notional amount of the swaps in high-quality floating-rate securities.

The notional amounts of swap contracts are not recorded in the financial statements. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the counter-party requires the fund to take delivery upon the occurrence of a credit event (for credit default swaps) or the termination of the swap, at which time realized gain (loss) is recorded. The primary risks associated with credit default swaps are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by a fund from the counterparty will be significantly less than the amount paid by the fund for such instrument, and that the debt instrument will be illiquid. The primary risk associated with interest rate swaps and total return swaps is that a counterparty will default on its obligation to pay net amounts due to the fund.

4.Repurchase Agreements: The funds may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

5.Federal Income Taxes: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

6.Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

7.Security Lending: The funds may lend their securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The funds invest cash collateral received in Vanguard Market Liquidity Fund, and record a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral less expenses associated with the loan.

8.Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of High-Yield Corporate Fund capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes investment advisory services to the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds on an at-cost basis. Wellington Management Company, LLP, provides investment advisory services to the Long-Term Investment-Grade and High-Yield Corporate Funds for fees calculated at an annual percentage rate of average net assets. For the six months ended July 31, 2005, the investment advisory fees of the Long-Term Investment-Grade and High-Yield Corporate Funds represented effective annual rates of 0.02% and 0.03%, respectively, of average net assets.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the board of trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At July 31, 2005, the funds had contributed capital to Vanguard (included in Other Assets) of:

Bond Fund	Capital Contribution to Vanguard (000)	Percentage of Fund Net Assets	Percentage of Vanguard's Capitalization
Short-Term Investment-Grade	$2,244	0.01%	2.24%
Intermediate-Term Investment-Grade	620	0.01	0.62
Long-Term Investment-Grade	688	0.01	0.69
High-Yield Corporate	1,135	0.01	1.13

The funds’ trustees and officers are also directors and officers of Vanguard.

D. The Long-Term Investment-Grade and High-Yield Corporate Funds’ custodian bank has agreed to reduce its fees when the funds maintain cash on deposit in the non-interest-bearing custody accounts. For the six months ended July 31, 2005, custodian fee offset arrangements reduced the funds’ expenses by $40,000 and $88,000, respectively.

E. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds had realized losses totaling $13,757,000 and $12,671,000, respectively, through January 31, 2005, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

Realized and unrealized gains (losses) on certain of the Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds’ swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the funds’ income dividends to shareholders is offset by a change in principal return. The Short-Term Investment-Grade and Intermediate-Term Investment-Grade Funds’ realized gains (losses) of $(561,000) and $2,000, respectively, on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income. Taxable income on swap contracts is accumulated monthly and included in income dividends paid to shareholders in the following month.

The funds’ tax-basis capital gains and losses are determined at the end of each fiscal year. For tax purposes, at January 31, 2005, the following funds had tax-basis capital losses available to offset future net capital gains:

	Capital Losses
Bond Fund	Amount (000)	Expiration: Fiscal Year(s) Ending January 31,
Short-Term Investment-Grade	$241,434	2009-2014
Intermediate-Term Investment-Grade	—	—
Long-Term Investment-Grade	35,350	2011
High-Yield Corporate	1,537,898	2009-2012

The funds will use these capital losses to offset net taxable capital gains, if any, realized during the year ending January 31, 2006; should the funds realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At July 31, 2005, net unrealized appreciation (depreciation) of investment securities for tax purposes was:

	(000)
Bond Fund	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Short-Term Investment-Grade	$294,316	$(442,868)	$(148,552)
Intermediate-Term Investment-Grade	104,498	(65,177)	39,321
Long-Term Investment-Grade	530,971	(10,006)	520,965
High-Yield Corporate	321,249	(67,064)	254,185

At July 31, 2005, the aggregate settlement value of open futures contracts expiring in September 2005 and the related unrealized appreciation (depreciation) were:

		(000)
Bond Fund/Futures Contracts	Number of Long (Short) Contracts	Aggregate Settlement Value	Unrealized Appreciation (Depreciation)
Short-Term Investment-Grade/
5-Year Treasury Note	6,771	$725,872	$(9,338)
2-Year Treasury Note	(3,000)	619,453	2,847
10-Year Treasury Note	1,364	151,383	(2,551)
Intermediate-Term Investment-Grade/
10-Year Treasury Note	(921)	$102,217	$416
2-Year Treasury Note	(60)	12,389	57

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At July 31, 2005, the funds had the following open swap contracts:

Credit Default Swaps
Bond Fund/Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Premium Received	Unrealized Appreciation (Depreciation) (000)
Short-Term Investment-Grade/
Coca-Cola Co.	12/29/2006	DBS	$48,725	0.18%	$90
Coca-Cola Co.	1/2/2007	DBS	47,525	0.18%	88
Fifth Third Bancorp	4/2/2007	DBS	38,550	0.45%	52
United Parcel Service	3/20/2008	WB	94,670	0.07%	(1)
Verizon Global Funding Corp.	6/15/2006	GSI	16,000	0.93%	120
Verizon Global Funding Corp.	6/15/2006	MLI	10,000	0.93%	75
Verizon Global Funding Corp.	6/15/2006	MSCP	20,000	0.93%	150

					$574

Intermediate-Term Investment-Grade/
Fifth Third Bancorp	4/2/2007	DBS	$9,468	0.45%	$13

					$13

Interest Rate Swaps

			Fixed	Floating	Unrealized
		Notional	Interest Rate	Interest Rate	Appreciation
		Amount	Received	Received	(Depreciation)
Bond Fund/Termination Date	Dealer*	(000)	(Paid)	(Paid)	(000)

Short-Term Investment-Grade/
9/9/2005	LEH	$40,900	2.091%	(3.35%)†	$(66)
9/15/2005	LEH	17,000	2.14%	(3.41%)**	(28)
12/13/2005	ABN	25,000	1.948%	(3.39%)**	(167)
12/15/2005	LEH	25,900	2.935%	(3.41%)**	(84)
1/27/2006	LEH	50,000	2.551%	(3.66%)**	(338)
2/15/2006	BA	71,700	2.533%	(3.27%)**	(555)
3/15/2006	BA	25,000	2.41%	(3.41%)**	(238)
4/10/2006	BA	75,000	2.419%	(3.55%)**	(815)
5/11/2006	DBS	142,700	2.961%	(3.25%)**	(1,216)
6/1/2006	ABN	57,050	3.00%	(3.33%)**	(508)
7/23/2006	DBS	21,965	3.055%	(3.65%)**	(230)
9/15/2006	LEH	29,325	2.68%	(3.41%)**	(479)
9/15/2006	LEH	29,325	2.571%	(3.41%)**	(513)
9/18/2006	LEH	47,170	2.578%	(3.41%)**	(828)
9/19/2006	DBS	25,000	2.578%	(3.43%)**	(440)
11/13/2006	LEH	24,360	2.965%	(3.26%)**	(380)
12/10/2006	LEH	26,600	3.152%	(3.38%)**	(379)
1/12/2007	LEH	25,000	2.635%	(3.56%)**	(563)
1/25/2007	ABN	35,000	2.60%	(3.66%)**	(832)
1/26/2007	DBS	44,700	2.607%	(3.66%)**	(1,060)
1/26/2007	JPM	20,000	3.054%	(3.46%)†	(347)
2/1/2007	DBS	25,900	3.96%	(3.21%)**	128
3/9/2007	JPM	34,200	3.108%	(3.37%)**	(612)
3/10/2007	DBS	19,650	2.698%	(3.38%)**	(478)
4/2/2007	DBS	38,550	3.085%	(3.53%)**	(743)
4/5/2007	LEH	39,000	2.708%	(3.53%)**	(991)
5/25/2007	ABN	52,300	3.193%	(3.29%)**	(1,019)
6/14/2007	DBS	38,000	3.220%	(3.40%)**	(750)
11/1/2007	ABN	33,100	3.163%	(3.21%)**	(863)
1/15/2008	LEH	61,900	3.345%	(3.60%)**	(1,510)
6/2/2009	DBS	40,850	3.765%	(3.34%)**	(1,028)

					$(17,932)

Interest Rate Swaps
Bond Fund/Termination Date	Dealer*	Notional Amount (000)	Fixed Interest Rate Received (Paid)	Floating Interest Rate Received (Paid)	Unrealized Appreciation (Depreciation) (000)

Intermediate-Term Investment-Grade/
12/15/2005	LEH	$7,825	2.935%	(3.410%)**	$(25)
4/2/2007	DBS	9,468	3.085%	(3.529%)**	(183)
5/25/2009	LEH	10,000	3.175%	(3.294%)**	(456)
5/8/2010	LEH	9,000	3.758%	(3.229%)**	(300)

					$(964)

Total Return Swaps
Bond Fund/Reference Entity	Termination Date	Dealer*	Notional Amount (000)	Floating Interest Rate Paid†	Unrealized Appreciation (Depreciation) (000)
Intermediate-Term Investment-Grade/
Lehman AAA Commercial
Mortgage-Backed
Securities Index	8/1/2005	BA	$25,000	3.300%	$(119)
Lehman AAA Commercial
Mortgage-Backed
Securities Index	9/30/2005	BA	50,000	3.479%	(234)
Lehman AAA Commercial
Mortgage-Backed
Securities Index	9/30/2005	BA	75,000	3.429%	(780)
Lehman AAA Commercial
Mortgage-Backed
Securities Index	10/31/2005	UBS	50,000	3.240%	(22)

					$(1,155)

*ABN–ABN Amro.
BA–Bank of America.
DBS–Deutsche Bank Securities.
GSI–Goldman Sachs International.
JPM–J.P. Morgan Securities.
LEH–Lehman Brothers Special Financing Inc.
MLI–Merrill Lynch International.
MSCP–Morgan Stanley Credit Producers.
UBS–UBS Warburg LLC.
WB–Wachovia Bank NA.
**Based on three-month London InterBank Offered Rate (LIBOR).
†Based on one-month London InterBank Offered Rate (LIBOR).

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

F. During the six months ended July 31, 2005, purchases and sales of investment securities other than temporary cash investments were:

	(000)
	U.S. Government Securities		Other Investment Securities
Bond Fund	Purchases	Sales	Purchases	Sales
Short-Term Investment-Grade	$323,522	$126,613	$1,802,308	$2,900,986
Intermediate-Term Investment-Grade	484,758	231,743	670,332	651,804
Long-Term Investment-Grade	—	—	728,323	346,677
High-Yield Corporate	156,824	214,069	2,019,050	2,123,475

G. The market value of securities on loan to broker/dealers at July 31, 2005, and collateral received with respect to such loans, were:

	(000)
Bond Fund	Market Value of Loaned Securities	Cash Collateral Received
Short-Term Investment-Grade	$78,632	$80,591
Intermediate-Term Investment-Grade	8,263	8,477
Long-Term Investment-Grade	8,475	8,836
High-Yield Corporate	303,057	312,072

H. Capital share transactions for each class of shares were:

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Short-Term Investment-Grade
Investor Shares
Issued	$1,629,962	153,963	$5,022,021	468,272
Issued in Lieu of Cash Distributions	192,994	18,262	375,349	35,064
Redeemed	(3,211,666)	(303,795)	(3,864,072)	(361,083)

Net Increase (Decrease)—Investor Shares	(1,388,710)	(131,570)	1,533,298	142,253

Admiral Shares
Issued	2,317,481	219,230	2,305,011	214,893
Issued in Lieu of Cash Distributions	62,621	5,926	113,360	10,589
Redeemed	(931,102)	(88,045)	(1,996,204)	(186,671)

Net Increase (Decrease)—Admiral Shares	1,449,000	137,111	422,167	38,811

Institutional Shares
Issued	38,359	3,629	247,927	23,067
Issued in Lieu of Cash Distributions	10,086	954	24,634	2,301
Redeemed	(222,997)	(21,057)	(214,938)	(20,108)

Net Increase (Decrease)—Institutional Shares	(174,552)	(16,474)	57,623	5,260

	Six Months Ended July 31, 2005		Year Ended January 31, 2005
Bond Fund	Amount (000)	Shares (000)	Amount (000)	Shares (000)
Intermediate-Term Investment-Grade
Investor Shares
Issued	$463,717	46,521	$1,065,919	105,869
Issued in Lieu of Cash Distributions	61,454	6,174	129,562	12,867
Redeemed	(912,858)	(91,677)	(758,870)	(75,532)

Net Increase (Decrease)—Investor Shares	(387,687)	(38,982)	436,611	43,204

Admiral Shares
Issued	827,345	83,084	560,081	55,579
Issued in Lieu of Cash Distributions	30,457	3,059	53,230	5,286
Redeemed	(177,947)	(17,864)	(387,579)	(38,556)

Net Increase (Decrease)—Admiral Shares	679,855	68,279	225,732	22,309

Long-Term Investment-Grade
Investor Shares
Issued	$573,598	58,929	$778,506	83,337
Issued in Lieu of Cash Distributions	101,585	10,427	192,769	20,634
Redeemed	(583,758)	(59,850)	(745,846)	(80,201)

Net Increase (Decrease)—Investor Shares	91,425	9,506	225,429	23,770

Admiral Shares
Issued	420,604	43,045	196,630	21,026
Issued in Lieu of Cash Distributions	13,696	1,404	22,595	2,418
Redeemed	(75,933)	(7,800)	(159,196)	(17,085)

Net Increase (Decrease)—Admiral Shares	358,367	36,649	60,029	6,359

High-Yield Corporate
Investor Shares
Issued	$672,038	106,906	$1,711,826	269,860
Issued in Lieu of Cash Distributions	174,708	27,899	367,536	57,987
Redeemed*	(1,839,289)	(294,134)	(2,080,663)	(329,138)

Net Increase (Decrease)—Investor Shares	(992,543)	(159,329)	(1,301)	(1,291)

Admiral Shares
Issued	1,175,964	188,126	653,780	102,854
Issued in Lieu of Cash Distributions	52,118	8,320	104,221	16,448
Redeemed*	(368,731)	(58,851)	(926,643)	(146,354)

Net Increase (Decrease)—Admiral Shares	859,351	137,595	(168,642)	(27,052)

*Net of redemption fees of $1,469,000 and $2,710,000, respectively (fund totals).

ABOUT YOUR FUND'S EXPENSES

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on page 89 illustrates your fund’s costs in two ways:

•Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table on page 89 are meant to highlight and help you compare ongoing costs only; they do not include the funds’ low-balance fees or the High-Yield Corporate Fund’s 1% fee on redemptions of shares held for less than one year. These fees are described in the prospectus. If a fee were applied to your account, your costs would be higher. Your fund does not carry a“sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the funds’ expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Six Months Ended July 31, 2005
Bond Fund	Beginning Account Value 1/31/2005	Ending Account Value 7/31/2005	Expenses Paid During Period*
Based on Actual Fund Return
Short-Term
Investment-Grade
Investor Shares	$1,000.00	$1,008.93	$1.00
Admiral Shares	1,000.00	1,009.38	0.55
Institutional Shares	1,000.00	1,009.58	0.35
Intermediate-Term
Investment-Grade
Investor Shares	1,000.00	1,006.74	1.04
Admiral Shares	1,000.00	1,007.27	0.50
Long-Term
Investment-Grade
Investor Shares	1,000.00	1,023.41	1.30
Admiral Shares	1,000.00	1,023.99	0.70
High-Yield Corporate
Investor Shares	1,000.00	1,019.28	1.25
Admiral Shares	1,000.00	1,019.89	0.60

Based on Hypothetical 5% Yearly Return
Short-Term
Investment-Grade
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.25	0.55
Institutional Shares	1,000.00	1,024.45	0.35
Intermediate-Term
Investment-Grade
Investor Shares	1,000.00	1,023.75	1.05
Admiral Shares	1,000.00	1,024.30	0.50
Long-Term
Investment-Grade
Investor Shares	1,000.00	1,023.51	1.30
Admiral Shares	1,000.00	1,024.10	0.70
High-Yield Corporate
Investor Shares	1,000.00	1,023.55	1.25
Admiral Shares	1,000.00	1,024.20	0.60

*The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Investment-Grade Fund, 0.20% for Investor Shares, 0.11% for Admiral Shares, and 0.07% for Institutional Shares; for the Intermediate-Term Investment-Grade Fund, 0.21% for Investor Shares and 0.10% for Admiral Shares; for the Long-Term Investment-Grade Fund, 0.26% for Investor Shares and 0.14% for Admiral Shares; for the High-Yield Corporate Fund, 0.25% for Investor Shares and 0.12% for Admiral Shares. The dollar amounts shown as “xpenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

TRUSTEES APPROVE AMENDED ADVISORY AGREEMENT AND RENEW ADVISORY ARRANGEMENTS

The board of trustees has renewed Vanguard Short-Term and Intermediate-Term Investment-Grade Funds’ advisory arrangements with The Vanguard Group, Inc. The board also has renewed the investment advisory agreement between Vanguard Long-Term Investment-Grade Fund and the fund’s advisor, Wellington Management Company, LLP. Further, the board has approved an amended investment advisory agreement between the High-Yield Corporate Fund and Wellington Management, effective May 1, 2005, that contains a new advisory fee schedule increasing the fee paid to Wellington Management. The board determined that continuing each fund’s advisory arrangement was in the best interests of the funds and their shareholders.

The board based its decisions upon an evaluation of the advisors’ investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

NATURE, EXTENT, AND QUALITY OF SERVICES

The board considered the benefits to shareholders of continuing to retain Wellington Management and Vanguard as the advisors to the funds, particularly in light of the nature, extent, and quality of services they have provided. The board considered the quality of investment management to the funds over both the short and long term and the organizational depth and stability of the firms. The board noted that Wellington Management and Vanguard have been the funds’ advisors since their inceptions and that the portfolio management teams employ disciplined investment processes and have considerable experience. The fee arrangement for the High-Yield Corporate Fund that became effective in May is expected to help Wellington Management retain and expand the fund’s competitive management team.

The board concluded that the advisors’ experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements. (A full discussion of the board’s decision to amend Wellington Management’s advisory agreement, including the terms of the agreement, appeared in the fund’s annual report for the fiscal year ended January 31, 2005.)

INVESTMENT PERFORMANCE

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ performance, including some of the data considered by the board, can be found in the “Performance Summaries” section of this report.

COST

With respect to the High-Yield Corporate Fund, the board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement, the fund’s advisory expense ratio remains below the average advisory expense ratio for its peer group. The other funds’ expense ratios also were far below the average expense ratios charged by funds in their respective peer groups. Information about the funds’ expense ratios appears in the “About Your Fund’s Expenses” section of this report as well as in the “Financial Statements” section, which also includes information about the advisory fee rates.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee for the High-Yield Corporate Fund and the Long-Term Investment-Grade Fund, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

THE BENEFIT OF ECONOMIES OF SCALE

Shareholders in the High-Yield Corporate Fund and the Long-Term Investment-Grade Fund benefit from economies of scale because of the breakpoints in each fund’s advisory fee schedule with Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets increase. The board concluded that with regard to the Short-Term and Intermediate-Term Investment-Grade Funds, the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
John J. Brennan* (1954) May 1987	Chairman of the Board, Chief Executive Officer, and Trustee (133)	Chairman of the Board,Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

INDEPENDENT TRUSTEES
Charles D. Ellis (1937) January 2001	Trustee (133)	Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta (1945) December 2001**	Trustee (133)	Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen (1950) July 1998	Trustee (133)	Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold (1952) December 2004	Trustee (133)	George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Name (Year of Birth) Trustee/Officer Since	Position(s) Held with Fund (Number of Vanguard Funds Overseen by Trustee/Officer)	Principal Occupation(s) During the Past Five Years
Alfred M. Rankin, Jr. (1941) January 1993	Trustee (133)	Chairman, President, Chief Executive Officer, and Director of NACCO
Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson (1936) April 1985	Trustee (133)	Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

EXECUTIVE OFFICERS*
Heidi Stam (1956) July 2005	Secretary (133)	Principal of Vanguard since November 1997; General Counsel of Vanguard since July 2005; Secretary of Vanguard and of each of the investment companies served by Vanguard since July 2005.

Thomas J. Higgins (1957) July 1998	Treasurer (133)	Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

*	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
**	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
R. Gregory Barton	James H. Gately	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974—1996.

 Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Admiral, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

For More Information
This report is intended for the funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus. To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for “proxy voting guidelines,” or by calling Vanguard at 800- 662-2739. They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-942- 8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549–0102.

World Wide Web
www.vanguard.com

Fund Information
800-662-7447

Direct Investor
Account Services
800-662-2739

Institutional Investor
Services
800-523-1036

Text Telephone
800-952-3335

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q392 092005

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	September 21, 2005

VANGUARD FIXED INCOME SECURITIES FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	September 21, 2005

*By Power of Attorney. Filed on December 20, 2004, see File Number 002-14336. Incorporated by Reference.